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AUGUST 31, 2012

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Alabama Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin Kentucky Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

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TAX-FREE INCOME

FRANKLIN TAX-FREE TRUST

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

1

Semiannual Report

Municipal Bond Market Overview

For the six-month period ended August 31, 2012, the municipal bond market produced solid returns. During this period, the Barclays Municipal Bond Index, which tracks investment-grade municipal securities, returned +2.94%.1 In comparison, the Barclays U.S. Treasury Bond Index returned +2.70%.1 The tax-exempt nature of most municipal bond coupon payments included in the Barclays Municipal Bond Index further enhanced the relative strength of municipal bond performance for the six months under review.

In an August 1, 2012, news release, the Federal Open Market Committee (FOMC) cited continued elevated unemployment levels, slowing increases to consumer spending and sluggish home prices as reasons to maintain its commitment toward a highly accommodative monetary policy. Beyond keeping the federal funds target rate extremely low, the FOMC stated its intention to continue using unconventional monetary easing tools, commonly referred to as quantitative easing. The FOMC’s current quantitative easing program of buying long-term Treasury bonds and selling short-term Treasury bills and notes was originally scheduled to end in June 2012. However, the FOMC extended the program through the remainder of 2012, which benefited the U.S. Treasury market and the municipal bond market.

Federal Reserve Board Chairman Ben Bernanke spoke on August 31, 2012, about state and local government austerity measures as a headwind to the pace of economic growth, adding that state and local governments made real cuts to spending and employment. Spending cuts included reducing borrowing costs by issuing new debt at a lower rate and refinancing outstanding debt. New issuance increased during the first eight months of 2012 compared with the same period in 2011, albeit from levels that were the lowest for new municipal bond issuance in a decade. Almost half of municipalities’ primary market issuance was for the purpose of refinancing outstanding debt. Year-to-date in 2012, the dollar amount of bonds issued for refinancing doubled from the same period in 2011, but such bonds generally do not affect the total amount of outstanding municipal bonds. In contrast, bonds issued for new projects were more limited, resulting in low net supply of investment opportunities for municipal bond buyers. The scarcity of new bonds drove prices higher during the period.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

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The credit quality of outstanding municipal bonds, as assessed by independent credit rating agency Standard & Poor’s (S&P), increased slightly during the first six months of 2012, as S&P upgrades exceeded downgrades. For the same period, another independent credit rating agency, Moody’s Investors Service, announced more downgrades than upgrades. Many of the downgrades came on the heels of Moody’s massive upgrades in 2010, when it effected a wholesale shift in its municipal rating scale to fit its new global rating scale, which included corporate debt ratings. Subsequently, some of the issues that benefited from the 2010 rating upgrades were adjusted downward as Moody’s reviewed them using the new global rating scale criteria. In addition, the number of defaulted municipal issuers declined in the first half of 2012 compared with the same period in 2011. Despite general economic headwinds, the municipal bond market continued to provide investors with high-quality sources of fixed income opportunities.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

The foregoing information reflects our analysis and opinions as of August 31, 2012, the end of the reporting period. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

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Investment Strategy and

Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within each Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Based on the combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, we favored the use of longer term bonds. Consistent with our strategy, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Franklin Alabama Tax-Free Income Fund

Credit Quality Breakdown*
Franklin Alabama Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/12**

AAA 3.3%
AA 56.8%
A 18.0%
BBB 11.5%
Below Investment Grade 1.6%
Not Rated 8.8%

*Standard & Poor's (S&P) is used as the primary independent rating agency source. Moody's is secondary, and Fitch, if available, is used for securities not rated by Moody's or S&P. The ratings are an indication of an issuer's creditworthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

**Does not include short-term investments and other net assets.

We are pleased to bring you Franklin Alabama Tax-Free Income Fund's semiannual report for the period ended August 31, 2012.

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $11.71 on February 29, 2012, to $11.93 on August 31, 2012. The Fund's Class A shares paid dividends totaling 22.36 cents per share for the

Semiannual Report | 7

*Assumes shares were purchased and held for the entire accrual period, which may differ from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The June distribution reflects additional days in the accrual period.

same period.2 The Performance Summary beginning on page 11 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.45% based on an annualization of the 3.58 cent per share August dividend and the maximum offering price of $12.46 on August 31, 2012. An investor in the 2012 maximum combined effective federal and Alabama personal income tax bracket of 38.25% would need to earn a distribution rate of 5.59% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

State Update

Alabama’s economy benefited from increased U.S. manufacturing in 2011 and experienced the largest manufacturing gains in the past five years, largely due to the state’s low taxes, top-grade trade schools, right-to-work legislation that curbs labor unions, and other incentives for domestic and foreign companies. These advantages resulted in new factories built in the state that were expected

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

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to result in several thousand new jobs over the next few years. In addition, existing manufacturers planned to expand their production capacity with the expectation of thousands of new jobs and billions in capital investment. In the automotive industry, Toyota, Hyundai and Honda expanded production and added jobs. The state has also gained new foreign manufacturers, including French company Airbus and China-based Golden Dragon Precise Copper Tube, which should create more jobs.

In the real estate market, building permits issued for single- and multi-family dwellings increased along with personal income and the state’s housing price index, and its home foreclosure rate remained well below the national average. The financial activities, manufacturing, and leisure and hospitality sectors led job gains. Despite these positive trends, the government sector experienced job losses during the period, and the information sector as well as the mining and logging sector also contracted. The state’s unemployment rate increased from 7.5% at the beginning of the period to 8.5% at period-end, which was higher than the 8.1% national average.3

Alabama has two major operating funds, the Education Trust Fund, the main source of dollars for public schools and colleges, and the General Fund that is a major source of funding for Medicaid, prisons and other noneducation government programs. During fiscal year 2012 both funds continued to shrink as growth in appropriations and obligations outpaced revenue growth, representing a challenge as the budget called for increased spending in fiscal year 2012. In addition to a one-time borrowing from the Alabama Trust Fund that relied on natural gas royalties, and use of the state’s remaining federal stimulus dollars, in March 2012 Governor Bentley ordered general fund spending reductions to address the shortfall. The state’s fiscal year 2013 budget approved in May 2012 planned lower spending through modest decreases in public education and corrections while allowing a small increase in Medicaid funding. The budget was balanced assuming September voter approval of a state constitutional amendment that would allow general fund borrowing from the Alabama Trust Fund. Lawsuits have been filed to challenge the budget because it relies on the pending September vote.

The state’s net-tax supported debt was 2.5% of personal income and $839 per capita, compared with the national medians of 2.8% and $1,117.4 Independent credit rating agency Standard Poor’s (S&P) affirmed its AA rating and stable

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Median Report: 2012 State Debt Medians Report,” 5/22/12.

Semiannual Report | 9

outlook for the state’s general obligation debt.5 The rating and outlook reflected S&P’s expectation of continued expansion in the manufacturing sector and appropriate policy responses to potential revenue shortfalls. However, a continuation of declining revenue trends could be detrimental to the state’s finances.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. This does not indicate S&P’s rating of the Fund.

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Performance Summary as of 8/31/12

Franklin Alabama Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Class C) per share on 8/31/12.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/27/12 for the maximum combined effective federal and Alabama personal income tax rate of 38.25%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the 30 days ended 8/31/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

Franklin Alabama Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 13

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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Franklin Florida Tax-Free Income Fund

Credit Quality Breakdown*
Franklin Florida Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/12**

AAA	6.7%
AA	32.9%
A	33.1%
BBB	20.3%
Below Investment Grade	1.2%
Not Rated	5.8%

*Standard & Poor's (S&P) is used as the primary independent rating agency source. Moody's is secondary, and Fitch, if available, is used for securities not rated by Moody's or S&P. The ratings are an indication of an issuer's creditworthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.
**Does not include short-term investments and other net assets.

We are pleased to bring you Franklin Florida Tax-Free Income Fund's semiannual report for the period ended August 31, 2012.

Performance Overview

Semiannual Report | 15

*Assumes shares were purchased and held for the entire accrual period, which may differ from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The June distribution reflects additional days in the accrual period.

same period.2 The Performance Summary beginning on page 19 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.61% based on an annualization of the 3.77 cent per share August dividend and the maximum offering price of $12.54 on August 31, 2012. An investor in the 2012 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 5.55% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class B and C shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

State Update

Florida’s service-based economy continued to recover modestly during the six-month reporting period albeit at a slower pace than the nation’s. The state’s housing market showed signs of improvement, with home prices stabilizing particularly in Tampa and Miami. However, a large excess housing inventory

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

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remained and the state’s foreclosure rate ranked among the nation’s highest. As a result, new home construction activities remained near historical lows and construction employment continued to decline. The other services sector also experienced job losses, while mining and logging was relatively flat. Most other sectors contributed to job growth, led by professional and business services. At period-end, Florida’s unemployment rate was 8.8%, compared to the 8.1% national average.3

The state closed its fiscal year 2012 (ended June 30) with a sizable fund balance and total reserves, according to preliminary results. With recurring revenues exceeding recurring appropriations, Florida’s fiscal year 2012 budget was structurally balanced. In contrast, the enacted fiscal year 2013 budget was not structurally balanced, with recurring appropriations exceeding recurring revenues. The state bridged the budget gap through the use of trust fund transfers and spending cuts primarily in higher education, health and human services, and public safety. Spending for K-12 education increased, however, as the state essentially restored the cuts made in fiscal year 2012. Since budget enactment, the state revised the recurring revenues slightly higher to reflect better-than-expected 2012 revenue performance while taking into account near-term economic challenges. As a result, the projected fiscal year 2013 structural imbalance narrowed and the estimated fund balance increased slightly.

Florida’s net tax-supported debt was 3.0% of personal income and $1,167 per capita, compared with the national medians of 2.8% and $1,117.4 Independent credit rating agency Standard & Poor’s (S&P) assigned Florida’s general obligation bonds its highest rating of AAA with a stable outlook.5 The rating and outlook reflected S&P’s view of the state’s significant progress in restoring structural budget balance in response to economic challenges and budgetary pressures, strong reserves that can help offset weak economic growth, moderately high but manageable debt burden, and good income levels.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Median Report: 2012 State Debt Medians Report,” 5/22/12.

5. This does not indicate S&P’s rating of the Fund.

Semiannual Report | 17

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of 8/31/12

Franklin Florida Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 19

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

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Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Classes B and C) per share on 8/31/12.

5. Taxable equivalent distribution rate and yield assume the 2012 maximum federal income tax rate of 35.00%.

6. The 30-day standardized yield for the 30 days ended 8/31/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 21

Your Fund’s Expenses

Franklin Florida Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

22 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Semiannual Report | 23

Franklin Georgia Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Georgia Tax-Free Income Fund

seeks to provide as high a level of income exempt from federal and Georgia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.49 on February 29, 2012, to $12.76 on August 31, 2012. The Fund’s Class A shares paid dividends totaling 22.20 cents per share for the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 99.

24 | Semiannual Report

*Assumes shares were purchased and held for the entire accrual period, which may differ from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The June distribution reflects additional days in the accrual period.

same period.2 The Performance Summary beginning on page 28 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.35% based on an annualization of the 3.72 cent per share August dividend and the maximum offering price of $13.33 on August 31, 2012. An investor in the 2012 maximum combined effective federal and Georgia personal income tax bracket of 38.90% would need to earn a distribution rate of 5.48% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

State Update

Georgia’s economic recovery lagged the nation’s during the reporting period, with continued high unemployment despite job growth in many sectors and generally improving personal income. Although Georgia lost many manufacturing jobs during the Great Recession, the state benefited from rising U.S. manufacturing in 2011 due in part to its friendly business environment, solid

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Semiannual Report | 25

infrastructure, quality workforce and Quick Start training program, resulting in new and expanded manufacturing facilities. In the auto industry, Toyota and Tenneco announced expansions that would add hundreds of new jobs. In other industries, Caterpillar, Baxter International, Great Dane and Starbucks have plans for new plants with the potential for considerable job creation.

Although the state’s foreclosure rate remained among the nation’s highest, the state’s housing market showed signs of improvement with an increase in the number of single- and multi-family building permits and home prices rising at a faster rate than the national average. Nevertheless, the construction sector continued to shed jobs during the period, while most other sectors added jobs, led by professional and business services; manufacturing; and trade, transportation and utilities. The state’s unemployment rate improved from the high levels reached after the Great Recession to 9.2% at period-end, which was higher than the 8.1% national average.3

The state historically has a good budget management framework and strong financial management practices. The executive branch has broad authority to adjust appropriations and has a history of making politically challenging revenue and expenditure decisions to maintain budget balance during the fiscal year. Georgia’s fiscal year 2012 budget was structurally balanced without the use of nonrecurring revenues and with recurring revenues used to cover recurring expenditures. Although all budget areas increased except for education and debt service, total spending was only slightly more than in fiscal year 2011. The state’s fiscal year 2013 budget forecast moderate revenue growth and was larger than the fiscal year 2012 budget. Most additional funding was appropriated for student enrollment growth, filling Medicaid shortfalls and the state health benefit plan, and making required retirement plan payments. To remain balanced, the budget included base spending reductions by most agencies as well as consolidation of some agencies.

Georgia’s net tax-supported debt was 3.1% of personal income and $1,099 per capita, compared with the national medians of 2.8% and $1,117.4 Independent credit rating agency Standard & Poor’s (S&P) assigned Georgia’s general obligation debt its highest rating of AAA with a stable outlook.5 The rating and outlook reflected S&P’s view of the state’s well-diversified economy that remained well positioned to recover in the medium term despite losses in the

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Median Report: 2012 State Debt Medians Report,” 5/22/12.

5. This does not indicate S&P’s rating of the Fund.

26 | Semiannual Report

housing sector, a history of restoring fiscal balance by making difficult decisions, and a revenue shortfall reserve that is being gradually replenished.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report | 27

Performance Summary as of 8/31/12

Franklin Georgia Tax-Free Income Fund

Price and Distribution Information

Class A (Symbol: FTGAX)		Change	8/31/12	2/29/12
Net Asset Value (NAV)		+$0.27	$12.76	$12.49
Distributions (3/1/12–8/31/12)				
Dividend Income	$0.2220			
Class C (Symbol: FGAIX)		**Change**	**8/31/12**	**2/29/12**
Net Asset Value (NAV)		+$0.27	$12.91	$12.64
Distributions (3/1/12–8/31/12)				
Dividend Income	$0.1870			

Performance

Class A	6-Month		1-Year	5-Year	10-Year
Cumulative Total Return[1]	+3.98%		+10.63%	+32.95%	+63.55%
Average Annual Total Return[2]	-0.41%		+5.94%	+4.95%	+4.59%
Avg. Ann. Total Return (9/30/12)[3]			+4.80%	+4.79%	+4.43%
Distribution Rate[4]		3.35%			
Taxable Equivalent Distribution Rate[5]		5.48%			
30-Day Standardized Yield[6]		2.26%			
Taxable Equivalent Yield[5]		3.70%			
Total Annual Operating Expenses[7]		0.67%			
Class C	**6-Month**		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]	+3.64%		+9.98%	+29.37%	+54.80%
Average Annual Total Return[2]	+2.64%		+8.98%	+5.28%	+4.47%
Avg. Ann. Total Return (9/30/12)[3]			+7.91%	+5.13%	+4.31%
Distribution Rate[4]		2.91%			
Taxable Equivalent Distribution Rate[5]		4.76%			
30-Day Standardized Yield[6]		1.83%			
Taxable Equivalent Yield[5]		3.00%			
Total Annual Operating Expenses[7]		1.22%			

28 | Semiannual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Class C) per share on 8/31/12.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/27/12 for the maximum combined effective federal and Georgia personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the 30 days ended 8/31/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 29

Your Fund’s Expenses

Franklin Georgia Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

30 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Semiannual Report | 31

Franklin Kentucky Tax-Free Income Fund

Credit Quality Breakdown*
Franklin Kentucky Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/12**

AAA	6.1%
AA	44.9%
A	28.9%
BBB	16.5%
Below Investment Grade	1.0%
Not Rated	2.6%

*Standard & Poor's (S&P) is used as the primary independent rating agency source. Moody's is secondary, and Fitch, if available, is used for securities not rated by Moody's or S&P. The ratings are an indication of an issuer's creditworthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

**Does not include short-term investments and other net assets.

We are pleased to bring you Franklin Kentucky Tax-Free Income Fund's semiannual report for the period ended August 31, 2012.

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $11.62 on February 29, 2012, to $11.85 on August 31, 2012. The Fund's Class A shares paid dividends totaling 21.97 cents per share for the

32 | Semiannual Report

same period.2 The Performance Summary beginning on page 35 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.54%. An investor in the 2012 maximum combined effective federal and Kentucky personal income tax bracket of 38.90% would need to earn a distribution rate of 5.79% from a taxable investment to match the Fund’s Class A tax-free distribution rate. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

Commonwealth Update

Kentucky’s economic recovery, formerly lagging that of the nation, more recently continued at a comparable pace. The commonwealth’s significant coal production boosted its revenues, although clean energy regulations, western U.S. coal sources and the natural gas boom contributed to decreased coal production and related layoffs. Kentucky’s economic base has diversified in recent years but has remained reliant on the recovering manufacturing sector. In the auto industry, Ford, Toyota and several automotive-related manufacturers planned expansions that should create new jobs. In other industries, General Electric and New York Blower announced additional investments expected to produce jobs.

In the housing market, the state’s home foreclosure rate remained well below the national average. Despite increases in home prices, personal income, and single- and multi-family building permits in the state, the construction industry experienced substantial job losses, with smaller losses for the mining and logging sector. Nevertheless, the information, manufacturing, and professional and business services sectors led job growth. Kentucky’s unemployment rate declined from 8.7% at the start of the period to 8.5% at period-end, which was higher than the 8.1% national average.3

The commonwealth’s enacted fiscal 2011–2012 biennial budget relied on several one-time measures, some spending cuts and projected revenue growth to achieve balance. General fund revenues in the first half of fiscal year 2012 were ahead of budget forecasts, reflecting strong sales and corporate tax receipts. The commonwealth’s recently adopted fiscal 2013–2014 biennial budget

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Bureau of Labor Statistics.

Semiannual Report | 33

moved closer to structural balance as it reduced reliance on one-time measures to fund recurring expenses. It also included a modest revenue growth forecast and spending reductions to most state agencies. Key areas exempted fully or partially from general fund spending cuts included certain education, health care and public safety programs, as well as debt service payments.

Kentucky’s net tax-supported debt was 6.1% of personal income and $2,035 per capita, compared with the national medians of 2.8% and $1,117.4 Independent credit rating agency Moody’s Investors Service downgraded Kentucky to an issuer rating of Aa1 with a negative outlook.5 The rating reflected Moody’s view of the commonwealth’s reliance on appropriation-backed debt, revenue stabilization and active financial control practices. The negative outlook reflected Moody’s assessment of the commonwealth’s significant fiscal stress, large and growing unfunded pension liability, and reliance on one-time budget balancing solutions. Additionally, in Moody’s view, the commonwealth’s economy remains vulnerable primarily due to its relatively higher exposure to a weakened manufacturing sector.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Source: Moody’s Investors Service, “Median Report: 2012 State Debt Medians Report,” 5/22/12.

5. This does not indicate Moody’s rating of the Fund.

34 | Semiannual Report

Performance Summary as of 8/31/12

Franklin Kentucky Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 35

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the 3.65 cent per share August dividend and the maximum offering price of $12.38 per share on 8/31/12.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/27/12 for the maximum combined effective federal and Kentucky personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the 30 days ended 8/31/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

36 | Semiannual Report

Your Fund’s Expenses

Franklin Kentucky Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 37

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

38 | Semiannual Report

Franklin Louisiana Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Louisiana Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Louisiana personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.88 on February 29, 2012, to $12.05 on August 31, 2012. The Fund’s Class A shares paid dividends totaling 22.45 cents per share for the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 111.

Semiannual Report | 39

*Assumes shares were purchased and held for the entire accrual period, which may differ from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The June distribution reflects additional days in the accrual period.

same period.2 The Performance Summary beginning on page 43 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.51% based on an annualization of the 3.68 cent per share August dividend and the maximum offering price of $12.58 on August 31, 2012. An investor in the 2012 maximum combined effective federal and Louisiana personal income tax bracket of 38.90% would need to earn a distribution rate of 5.74% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

State Update

Louisiana’s commodity-based economy continued to perform better than the national average as several sectors regained all the jobs lost during the recession. The state’s unemployment rate has been below the national average since the recovery from Hurricane Katrina’s effects. The construction sector experienced

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

40 | Semiannual Report

job losses during the period as new home construction remained near record lows, and the professional and business services sector also declined. Most other employment sectors gained jobs, led by mining and logging, other services, and leisure and hospitality. At period-end, Louisiana’s unemployment rate was 7.4%, compared to the 8.1% national average.3 Although the state’s income per capita continued to lag the national average, it has improved significantly from the 2000 level as the state continued to recruit higher-paying industries by offering many incentives and tax advantages.

The state has strong financial management practices that include revenue estimating conferences at least four times a year, monthly revenue monitoring and reporting, and flexibility to make midyear financial adjustments, primarily through expenditure reductions, in an effort to maintain budget balance. Louisiana lowered its revenue forecasts twice in fiscal year 2012, with the April downward revision serving as the basis for the fiscal year 2013 budget. The enacted budget was only slightly higher than the fiscal year 2012 budget and closed the gap identified in January through departmental spending reductions, job cuts and nonrecurring resources.

Louisiana’s net tax-supported debt was 3.7% of personal income and $1,398 per capita, compared with the national medians of 2.8% and $1,117.4 Independent credit rating agency Standard & Poor’s (S&P) assigned Louisiana’s general obligation debt an AA rating with a stable outlook.5 The rating and outlook reflected S&P’s view of the state’s improving economy, strong governmental framework that limits budgeted expenses to current revenues and reserves, timely revenue and expenditure adjustments to address structural budget imbalances, financial flexibility and healthy liquidity position. According to S&P, these strengths were somewhat tempered by the state’s recent general fund deficits, low general fund operating reserves, and below-average pension and other post-employment benefits funding ratios.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Median Report: 2012 State Debt Medians Report,” 5/22/12.

5. This does not indicate S&P’s rating of the Fund.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

42 | Semiannual Report

Performance Summary as of 8/31/12

Franklin Louisiana Tax-Free Income Fund

Price and Distribution Information

Class A (Symbol: FKLAX)		Change	8/31/12	2/29/12
Net Asset Value (NAV)		+$0.17	$12.05	$11.88
Distributions (3/1/12–8/31/12)				
Dividend Income	$0.2245			
Class C (Symbol: FLAIX)		**Change**	**8/31/12**	**2/29/12**
Net Asset Value (NAV)		+$0.18	$12.21	$12.03
Distributions (3/1/12–8/31/12)				
Dividend Income	$0.1907			

Performance

Class A	6-Month		1-Year	5-Year	10-Year
Cumulative Total Return[1]	+3.36%		+9.87%	+31.84%	+61.72%
Average Annual Total Return[2]	-1.06%		+5.17%	+4.77%	+4.47%
Avg. Ann. Total Return (9/30/12)[3]			+3.97%	+4.61%	+4.30%
Distribution Rate[4]		3.51%			
Taxable Equivalent Distribution Rate[5]		5.74%			
30-Day Standardized Yield[6]		2.33%			
Taxable Equivalent Yield[5]		3.81%			
Total Annual Operating Expenses[7]		0.68%			
Class C	**6-Month**		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]	+3.11%		+9.22%	+28.42%	+53.19%
Average Annual Total Return[2]	+2.11%		+8.22%	+5.13%	+4.36%
Avg. Ann. Total Return (9/30/12)[3]			+6.94%	+4.94%	+4.19%
Distribution Rate[4]		3.08%			
Taxable Equivalent Distribution Rate[5]		5.04%			
30-Day Standardized Yield[6]		1.90%			
Taxable Equivalent Yield[5]		3.11%			
Total Annual Operating Expenses[7]		1.23%			

Semiannual Report | 43

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Class C) per share on 8/31/12.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/27/12 for the maximum combined effective federal and Louisiana personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the 30 days ended 8/31/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

44 | Semiannual Report

Your Fund’s Expenses

Franklin Louisiana Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 45

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

46 | Semiannual Report

Franklin Maryland Tax-Free Income Fund

Credit Quality Breakdown*
Franklin Maryland Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/12**

AAA	13.3%
AA	42.4%
A	17.8%
BBB	17.3%
Below Investment Grade	3.0%
Not Rated	6.2%

*Standard & Poor's (S&P) is used as the primary independent rating agency source. Moody's is secondary, and Fitch, if available, is used for securities not rated by Moody's or S&P. The ratings are an indication of an issuer's credit-worthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

**Does not include short-term investments and other net assets.

We are pleased to bring you Franklin Maryland Tax-Free Income Fund's semiannual report for the period ended August 31, 2012.

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $11.90 on February 29, 2012, to $12.03 on August 31, 2012. The Fund's Class A shares paid dividends totaling 22.92 cents per share for the

Semiannual Report | 47

*Assumes shares were purchased and held for the entire accrual period, which may differ from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The June distribution reflects additional days in the accrual period.

same period.2 The Performance Summary beginning on page 51 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.58% based on an annualization of the 3.75 cent per share August dividend and the maximum offering price of $12.56 on August 31, 2012. An investor in the 2012 maximum combined effective federal and Maryland state and local personal income tax bracket of 40.82% would need to earn a distribution rate of 6.05% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

State Update

Maryland’s broad-based economy has historically grown at a healthy pace. The state’s population growth rate was in line with the national average, while its age-dependency ratio was relatively low and its per-capita gross product above average. Additionally, the state’s unemployment rate has been historically lower than the national average. At period-end, the professional and business services sector experienced some job growth and most other sectors declined, led by mining, logging and construction; financial activities; and information. Despite

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

48 | Semiannual Report

recent increases, at period-end Maryland’s 7.1% unemployment rate was significantly lower than the 8.1% national average.3 The state benefited from employment shifts resulting from the 2005 federal military base closure and realignment process, as well as the National Agency’s continued expansion at Fort Meade, gaining predominantly high education and high technology jobs that had a proportionally greater impact on income growth. With the federal government’s significant presence in Maryland making the state’s economy susceptible to federal austerity measures, state officials began to incorporate possible effects on revenue forecasts.

The state closed fiscal year 2012 (ended June 30) with general and reserve fund balances that were higher than originally budgeted, due to better-than-forecast revenues that more than offset the increase of expenditures over the original budget. The enacted fiscal year 2013 budget narrowed the state’s structural budget imbalance, which officials projected would continue through fiscal year 2017. State officials bridged the fiscal year 2013 budget gap through a combination of recurring and nonrecurring measures that included personal tax increases, fund transfers, Medicaid cost containment and a phased-in shift of teacher retirement costs from the state to local school districts. The enacted budget increased the reserve fund balance while decreasing the general fund balance from year-ago levels. Although the projected combined balance is slightly lower than that of fiscal year 2012, as a percentage of expenditures it is at a level considered to be good by independent credit rating agency Standard & Poor’s (S&P).

Maryland’s net tax-supported debt was 3.6% of personal income and $1,742 per capita, compared with the national medians of 2.8% and $1,117.4 S&P assigned Maryland’s general obligation bonds its highest rating of AAA with a stable outlook.5 The rating and outlook reflected S&P’s view of the state’s strong economy, high wealth and income levels, historically prudent fiscal management, and a moderate debt burden enhanced by a well-defined debt-affordability model and maintenance of debt ratios within reasonable limits.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Median Report: 2012 State Debt Medians Report,” 5/22/12.

5. This does not indicate S&P’s rating of the Fund.

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

50 | Semiannual Report

Performance Summary as of 8/31/12

Franklin Maryland Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 51

52 | Semiannual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 8/31/12.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/27/12 for the maximum combined effective federal and Maryland state and local personal income tax rate of 40.82%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the 30 days ended 8/31/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +28.65% and +8.28%.

Semiannual Report | 53

Your Fund’s Expenses

Franklin Maryland Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

54 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Semiannual Report | 55

Franklin Missouri Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Missouri Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Missouri personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.61 on February 29, 2012, to $12.76 on August 31, 2012. The Fund’s Class A shares paid dividends totaling 23.31 cents per share for the same period.2 The Performance Summary beginning on page 60 shows that

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 125.

56 | Semiannual Report

*Assumes shares were purchased and held for the entire accrual period, which may differ from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The June distribution reflects additional days in the accrual period.

at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.41% based on an annualization of the 3.79 cent per share August dividend and the maximum offering price of $13.33 on August 31, 2012. An investor in the 2012 maximum combined effective federal and Missouri personal income tax bracket of 38.90% would need to earn a distribution rate of 5.58% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

State Update

Missouri’s broad, diverse economy grew at a slower pace than the nation’s as the state experienced slower recovery in job and income growth. Although the state’s population growth rate for the past five years was below the national average, Missouri was among the few Midwestern states with a positive net-migration trend in the same period, reflecting the state’s diverse economic base. Despite a long-term downtrend, manufacturing has been supporting job growth recently, driven largely by the automotive industry. The professional and business services sector and government sector also contributed to job growth. Most other sectors lost jobs, led by construction; information; and

Semiannual Report | 57

trade, transportation and utilities. At period-end, Missouri’s unemployment rate was 7.2%, which was significantly lower than the 8.1% national average.3

The state’s financial position remained sound despite declining reserves in recent fiscal years. For fiscal year 2012 (ended June 30), the state generated better-than-expected revenues that offset higher-than-expected spending on disaster recovery efforts. Although the general fund liquidity decreased from the fiscal year 2011 level, the budget reserve fund remained fully funded. The enacted fiscal year 2013 budget bridged a gap caused by the loss of federal stimulus funds through a combination of Medicaid reforms, staffing and program cuts, savings from debt refundings, and a revenue growth projection that was in line with the actual revenue growth rate in fiscal year 2012. With a decreased use of nonrecurring funds to balance the fiscal year 2013 budget, the state moved closer to structural balance.

Missouri’s net tax-supported debt was 2.0% of personal income and $741 per capita, compared with the national medians of 2.8% and $1,117.4 Independent credit rating agency Moody’s Investors Service assigned Missouri’s general obligation bonds a rating of Aaa with a stable outlook.5 The rating and outlook reflected Moody’s view of the state’s historically excellent financial performance, healthy reserve levels that provide the state with short-term liquidity, strong fiscal management controls that include constitutional executive powers to counter revenue shortfalls with expenditure reductions, and moderate debt burden. Moody’s observed that Missouri faces challenges posed by a constitutional amendment that limits its ability to increase revenues and a slow economic recovery that makes it vulnerable to manufacturing job losses, which could further slow economic growth.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Median Report: 2012 State Debt Medians Report,” 5/22/12.

5. This does not indicate Moody’s rating of the Fund.

58 | Semiannual Report

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report | 59

Performance Summary as of 8/31/12

Franklin Missouri Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

60 | Semiannual Report

Performance Summary *(continued)*

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. ***Class A:*** *4.25% maximum initial sales charge;* ***Class C:*** *1% contingent deferred sales charge in first year only;* ***Advisor Class:*** *no sales charges.*

Class A	6-Month	1-Year	5-Year	10-Year
Cumulative Total Return[1]	+3.07%	+9.96%	+31.98%	+61.75%
Average Annual Total Return[2]	-1.31%	+5.25%	+4.79%	+4.47%
Avg. Ann. Total Return (9/30/12)[3]		+3.55%	+4.52%	+4.27%
Distribution Rate[4]	3.41%			
Taxable Equivalent Distribution Rate[5]	5.58%			
30-Day Standardized Yield[6]	2.47%			
Taxable Equivalent Yield[5]	4.04%			
Total Annual Operating Expenses[7]	0.64%			
Class C	**6-Month**	**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]	+2.76%	+9.27%	+28.37%	+53.11%
Average Annual Total Return[2]	+1.76%	+8.27%	+5.12%	+4.35%
Avg. Ann. Total Return (9/30/12)[3]		+6.62%	+4.89%	+4.16%
Distribution Rate[4]	3.00%			
Taxable Equivalent Distribution Rate[5]	4.91%			
30-Day Standardized Yield[6]	2.04%			
Taxable Equivalent Yield[5]	3.34%			
Total Annual Operating Expenses[7]	1.19%			
Advisor Class[8]	**6-Month**	**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]	+3.11%	+10.06%	+32.47%	+62.34%
Average Annual Total Return[2]	+3.11%	+10.06%	+5.78%	+4.96%
Avg. Ann. Total Return (9/30/12)[3]		+8.30%	+5.52%	+4.77%
Distribution Rate[4]	3.66%			
Taxable Equivalent Distribution Rate[5]	5.99%			
30-Day Standardized Yield[6]	2.69%			
Taxable Equivalent Yield[5]	4.40%			
Total Annual Operating Expenses[7]	0.54%			

Semiannual Report | 61

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 8/31/12.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/27/12 for the maximum combined effective federal and Missouri personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the 30 days ended 8/31/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +27.15% and +7.88%.

62 | Semiannual Report

Your Fund’s Expenses

Franklin Missouri Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 63

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

64 | Semiannual Report

Franklin North Carolina Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin North Carolina Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and North Carolina personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.79 on February 29, 2012, to $12.96 on August 31, 2012. The Fund’s Class A shares paid dividends totaling 24.02 cents per share for the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 134.

Semiannual Report | 65

*Assumes shares were purchased and held for the entire accrual period, which may differ from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The June distribution reflects additional days in the accrual period.

same period.2 The Performance Summary beginning on page 69 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.46% based on an annualization of the 3.90 cent per share August dividend and the maximum offering price of $13.54 on August 31, 2012. An investor in the 2012 maximum combined effective federal and North Carolina personal income tax bracket of 40.04% would need to earn a distribution rate of 5.77% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

State Update

North Carolina’s diverse economy expanded during the period, but job growth remained modest and the unemployment rate elevated. Despite recent signs of improvement the housing market was relatively weak, continuing to be a drag on the state’s economy as it contributed to job losses in the construction sector.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

66 | Semiannual Report

The government sector and mining and logging sector also lost jobs. Most other sectors added jobs, led by information and financial activities. At period-end, the state’s unemployment rate was 9.7%, which was considerably higher than the 8.1% national rate.3

The state’s enacted fiscal 2012–2013 biennial budget had a huge projected budget gap primarily due to the end of federal stimulus programs and the expiration of the state’s temporary tax increase. State officials bridged the gap largely through spending reductions, primarily in education and health and human services. Although the projected revenue growth rate for the biennium was significantly higher than in recent years, it was below the historical average during the state’s economic expansion periods. The state’s cautious economic and revenue growth projections resulted in better-than-expected general fund revenues for fiscal year 2012 (ended June 30). However, the recent economic slowdown caused tax collections to weaken, making the state miss its revenue target for the first two months of fiscal year 2013. Because fiscal year 2013 revenue projections were significantly lower than the actual long-term average growth rate and corporate income and non-withholding personal income tax collections would not come in until the second half of the fiscal year, the state believed it had an improved chance of meeting the full fiscal year revenue projections.

North Carolina’s net tax-supported debt was 2.3% of personal income and $815 per capita, compared with the national medians of 2.8% and $1,117.4 Independent credit rating agency Standard & Poor’s (S&P) assigned North Carolina’s general obligation debt its highest rating of AAA with a stable outlook.5 The rating and outlook reflected S&P’s view of the state’s diverse economic base, historically healthy financial position, moderate debt burden, and prudent fiscal management that included proactive responses to budget shortfalls and surpluses to retain structural balance.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Median Report: 2012 State Debt Medians Report,” 5/22/12.

5. This does not indicate S&P’s rating of the Fund.

Semiannual Report | 67

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

68 | Semiannual Report

Performance Summary as of 8/31/12

Franklin North Carolina Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 69

Performance Summary *(continued)*

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. ***Class A:*** *4.25% maximum initial sales charge;* ***Class C:*** *1% contingent deferred sales charge in first year only;* ***Advisor Class:*** *no sales charges.*

Class A	6-Month	1-Year	5-Year	10-Year
Cumulative Total Return[1]	+3.24%	+10.02%	+33.24%	+63.40%
Average Annual Total Return[2]	-1.17%	+5.38%	+4.99%	+4.58%
Avg. Ann. Total Return (9/30/12)[3]		+4.10%	+4.79%	+4.39%
Distribution Rate[4]	3.46%			
Taxable Equivalent Distribution Rate[5]	5.77%			
30-Day Standardized Yield[6]	1.96%			
Taxable Equivalent Yield[5]	3.27%			
Total Annual Operating Expenses[7]	0.63%			
Class C	**6-Month**	**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]	+2.99%	+9.45%	+29.71%	+54.68%
Average Annual Total Return[2]	+1.99%	+8.45%	+5.34%	+4.46%
Avg. Ann. Total Return (9/30/12)[3]		+7.17%	+5.14%	+4.28%
Distribution Rate[4]	3.03%			
Taxable Equivalent Distribution Rate[5]	5.05%			
30-Day Standardized Yield[6]	1.51%			
Taxable Equivalent Yield[5]	2.52%			
Total Annual Operating Expenses[7]	1.18%			
Advisor Class[8]	**6-Month**	**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]	+3.37%	+10.13%	+33.63%	+63.88%
Average Annual Total Return[2]	+3.37%	+10.13%	+5.97%	+5.06%
Avg. Ann. Total Return (9/30/12)[3]		+8.83%	+5.77%	+4.88%
Distribution Rate[4]	3.70%			
Taxable Equivalent Distribution Rate[5]	6.17%			
30-Day Standardized Yield[6]	2.16%			
Taxable Equivalent Yield[5]	3.60%			
Total Annual Operating Expenses[7]	0.53%			

70 | Semiannual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 8/31/12.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/27/12 for the maximum combined effective federal and North Carolina personal income tax rate of 40.04%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the 30 days ended 8/31/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +26.94% and +7.82%.

Semiannual Report | 71

Your Fund’s Expenses

Franklin North Carolina Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

72 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Semiannual Report | 73

Franklin Virginia Tax-Free Income Fund

Credit Quality Breakdown*
Franklin Virginia Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/12**

AAA	19.6%
AA	48.4%
A	19.6%
BBB	10.6%
Not Rated	1.8%

*Standard & Poor's (S&P) is used as the primary independent rating agency source. Moody's is secondary, and Fitch, if available, is used for securities not rated by Moody's or S&P. The ratings are an indication of an issuer's credit-worthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

**Does not include short-term investments and other net assets.

We are pleased to bring you Franklin Virginia Tax-Free Income Fund's semiannual report for the period ended August 31, 2012.

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $12.10 on February 29, 2012, to $12.26 on August 31, 2012. The Fund's Class A shares paid dividends totaling 22.65 cents per share for the

74 | Semiannual Report

*Assumes shares were purchased and held for the entire accrual period, which may differ from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The June distribution reflects additional days in the accrual period.

same period.2 The Performance Summary beginning on page 78 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.40% based on an annualization of the 3.63 cent per share August dividend and the maximum offering price of $12.80 on August 31, 2012. An investor in the 2012 maximum combined effective federal and Virginia personal income tax bracket of 38.74% would need to earn a distribution rate of 5.55% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

Commonwealth Update

During the six months under review, despite challenges to the U.S. economic recovery, Virginia’s strong and broad-based economy generated healthy revenue growth in fiscal year 2012 above forecasts, and the unemployment rate remained well below the national average. Higher revenues reflected growth in individual income tax receipts following an upswing in revenue collections

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Semiannual Report | 75

during fiscal year 2011, and some surplus revenues were expected to be deposited into Virginia’s Revenue Stabilization Fund (emergency reserves) for fiscal year 2013. These revenue growth trends were expected to continue in fiscal years 2013 and 2014.

The commonwealth’s unemployment rate stood at 5.9% in August 2012, which was lower than the 8.1% national average.3 The financial activities and other services sectors grew the most for the six months under review, while the information, construction and government sectors had losses. Consistent with relatively low unemployment, Virginia’s home prices and personal income rose along with single- and multi-family building permits and foreclosures remained well below the national average. Virginia’s economy grew at a faster pace for the past 15 years than the national average.4

Independent credit rating agency Moody’s Investors Service acknowledged Virginia’s structurally balanced budgets for fiscal years 2012 and 2013 along with rebuilding of emergency reserves since the end of fiscal year 2011. To support increased reserves, the commonwealth raised the level of required funding received from annual income and sales tax revenues. Because Virginia has a number of employers related to the military and reliant on federal funding, the governor proposed increasing emergency reserves in fiscal year 2014 and created the Federal Action Contingency Trust Fund, designed to augment programs directly affected by federal budget cuts. The commonwealth’s retirement plans are moderately funded and, to reduce retirement plan obligations, Virginia began requiring salary deferrals by new state employees to a new hybrid pension/401(k)-style retirement plan while limiting benefits, including cost of living adjustments.

The state’s debt burden was moderate, with net tax-supported debt of 2.6% of personal income and $1,169 per capita, compared with the 2.8% and $1,117 national medians.5 Independent credit rating agency Standard & Poor’s maintained its top, AAA rating for Virginia with a stable outlook, classifying the commonwealth’s strong management practices.6 Moody’s also maintained its Aaa rating based on Virginia’s conservative fiscal management, diverse local economy and low debt burden, but included a negative outlook due to Virginia’s indirect linkage to the weakened credit profile of the U.S. government based on its dependence on federal employment and spending.6

3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor’s, “Virginia; Appropriations; General Obligation; Miscellaneous Tax; Moral Obligation,” 2/15/12.

5. Source: Moody’s Investors Service, “Median Report: 2012 State Debt Medians Report,” 5/22/12.

6. This does not indicate a rating of the Fund.

76 | Semiannual Report

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report | 77

Performance Summary as of 8/31/12

Franklin Virginia Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

78 | Semiannual Report

Semiannual Report | 79

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 8/31/12.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/27/12 for the maximum combined effective federal and Virginia personal income tax rate of 38.74%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the 30 days ended 8/31/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +25.54% and +7.45%.

80 | Semiannual Report

Your Fund’s Expenses

Franklin Virginia Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 81

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

82 | Semiannual Report

Franklin Tax-Free Trust

Financial Highlights

Franklin Alabama Tax-Free Income Fund

Class A	Six Months Ended August 31, 2012 (unaudited)	Year Ended February 28, 2012[a]	2011	2010	2009	2008[a]
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$11.71	$10.66	$11.17	$10.59	$10.84	$11.51
Income from investment operations[b]:						
Net investment income[c]	0.22	0.47	0.47	0.48	0.48	0.47
Net realized and unrealized gains (losses)	0.22	1.06	(0.50)	0.58	(0.26)	(0.67)
Total from investment operations	0.44	1.53	(0.03)	1.06	0.22	(0.20)
Less distributions from net investment income	(0.22)	(0.48)	(0.48)	(0.48)	(0.47)	(0.47)
Redemption fees[d]	—	—	—	—	—[e]	—[e]
Net asset value, end of period	$11.93	$11.71	$10.66	$11.17	$10.59	$10.84
Total return[f]	3.82%	14.61%	(0.38)%	10.14%	2.18%	(1.96)%
Ratios to average net assets[g]						
Expenses	0.69%	0.71%	0.71%	0.71%	0.71%	0.71%
Net investment income	3.75%	4.22%	4.25%	4.37%	4.40%	4.14%
Supplemental data						
Net assets, end of period (000's)	$266,597	$254,681	$226,863	$244,860	$218,937	$230,439
Portfolio turnover rate	9.61%	5.35%	11.32%	7.80%	20.42%	16.92%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[g]Ratios are annualized for periods less than one year.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 83

Franklin Tax-Free Trust

Financial Highlights *(continued)*

Franklin Alabama Tax-Free Income Fund

Class C	Six Months Ended August 31, 2012 (unaudited)	Year Ended February 28, 2012[a]	2011	2010	2009	2008[a]
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$11.84	$10.77	$11.28	$10.69	$10.93	$11.60
Income from investment operations[b]:						
Net investment income[c]	0.19	0.41	0.41	0.42	0.42	0.41
Net realized and unrealized gains (losses)	0.22	1.08	(0.51)	0.59	(0.25)	(0.68)
Total from investment operations	0.41	1.49	(0.10)	1.01	0.17	(0.27)
Less distributions from net investment income	(0.19)	(0.42)	(0.41)	(0.42)	(0.41)	(0.40)
Redemption fees[d]	—	—	—	—	—[e]	—[e]
Net asset value, end of period	$12.06	$11.84	$10.77	$11.28	$10.69	$10.93
Total return[f]	3.50%	14.04%	(0.94)%	9.54%	1.59%	(2.39)%
Ratios to average net assets[g]						
Expenses	1.24%	1.26%	1.26%	1.26%	1.26%	1.26%
Net investment income	3.20%	3.67%	3.70%	3.82%	3.85%	3.59%
Supplemental data						
Net assets, end of period (000's)	$60,480	$54,363	$47,345	$49,828	$41,651	$38,341
Portfolio turnover rate	9.61%	5.35%	11.32%	7.80%	20.42%	16.92%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[g]Ratios are annualized for periods less than one year.

84 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited)

Franklin Alabama Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 102.0%		
Alabama 86.7%		
Alabama State Port Authority Docks Facilities Revenue, Refunding, 6.00%, 10/01/40	$ 3,000,000	$ 3,445,890
Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan, Series A, AMBAC Insured, 5.00%, 8/15/23	4,435,000	4,457,530
Alabaster Sewer Revenue, NATL Insured, 5.00%, 4/01/29	2,055,000	2,093,428
Anniston PBA Building Revenue, Judicial Center Project, AGMC Insured, 5.00%, 3/01/43	4,120,000	4,589,598
Athens GO, wts., XLCA Insured, 5.00%, 2/01/36	2,560,000	2,695,552
Auburn University General Fee Revenue, Series A,		
5.00%, 6/01/27	5,035,000	6,150,706
5.00%, 6/01/34	7,500,000	8,827,350
AGMC Insured, 5.00%, 6/01/38	5,000,000	5,454,350
ᵃBaldwin County Board of Education GO,		
School wts., Refunding, 5.00%, 6/01/24	2,605,000	3,105,004
School wts., Refunding, 5.00%, 6/01/25	2,375,000	2,813,021
School wts., Refunding, 5.00%, 6/01/26	2,870,000	3,380,602
School wts., Refunding, 5.00%, 6/01/27	3,015,000	3,531,831
Bessemer GO, wts., XLCA Insured, 5.00%, 2/01/35	1,990,000	1,991,751
Bessemer Governmental Utility Services Corp. Water Supply Revenue, Refunding, Series A, Assured Guaranty, 5.00%, 6/01/39	3,825,000	4,083,532
Birmingham Special Care Facilities Financing Authority, Health Care Facility Revenue, Children's Hospital, Assured Guaranty, 6.00%, 6/01/39	4,000,000	4,732,120
Birmingham Waterworks Board Water Revenue, Series A, Assured Guaranty, 5.25%, 1/01/39	5,950,000	6,563,802
Butler County IDA Environmental Improvement Revenue, International Paper, Series A, 7.00%, 9/01/32	1,000,000	1,137,210
Butler County Public Education Cooperative District, Limited Obligation School, Series A, XLCA Insured, 5.00%, 7/01/37	9,025,000	9,261,274
Central Elmore Water and Sewer Authority Revenue, Water, NATL Insured, 5.00%, 1/01/29	4,290,000	4,540,879
Chatom IDB Gulf Opportunity Zone Revenue, PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%,		
8/01/30	5,250,000	6,035,505
8/01/37	5,000,000	5,564,850
Coffee County PBA Building Revenue, NATL Insured, 5.00%, 9/01/27	2,145,000	2,170,697
Cullman Utilities Board Water Revenue, AGMC Insured, 5.00%, 9/01/41	3,000,000	3,357,690
DCH Health Care Authority Health Care Facilities Revenue, 5.125%, 6/01/36	7,000,000	7,297,500
East Alabama Health Care Authority Health Care Facilities Revenue, Mandatory Put 9/01/18,		
Series A, 5.25%, 9/01/36	5,000,000	5,778,100
Series B, 5.50%, 9/01/33	4,500,000	5,262,570
Etowah County Board of Education Special Tax, School wts., AGMC Insured, 5.00%,		
9/01/24	4,235,000	4,328,721
9/01/28	2,000,000	2,034,660
9/01/33	2,500,000	2,534,325
Fairfield GO, wts., AMBAC Insured,		
5.00%, 2/01/29	655,000	655,229
Pre-Refunded, 5.00%, 2/01/29	325,000	346,079
Franklin County GO, wts., Series B, AMBAC Insured, 5.125%, 10/01/33	2,000,000	2,051,820
Houston County Health Care Authority Revenue, Refunding, Series A, AMBAC Insured, 5.25%, 10/01/30	5,000,000	5,211,850

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Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Alabama Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Alabama (continued)		
Huntsville GO, Capital Improvement wts., Refunding, Series A, 5.00%,		
3/01/24	$ 2,760,000	$ 3,384,478
3/01/31	1,245,000	1,472,125
Huntsville PBA Lease Revenue, Municipal Justice and Public Safety Center, Capital Improvement and Refunding, NATL Insured, 5.00%, 10/01/33	8,000,000	8,667,600
Jefferson County Limited Obligation School wts. Revenue, Series A, 5.00%, 1/01/24	2,000,000	1,959,260
Jefferson County Sewer Revenue, wts., ETM, 7.50%, 9/01/13	130,000	132,293
Leeds Public Educational Building Authority Educational Facilities Revenue, Assured Guaranty, 5.125%, 4/01/33	7,410,000	8,116,395
Limestone County Water and Sewer Authority Water Revenue,		
AMBAC Insured, 5.00%, 12/01/29	1,540,000	1,617,493
AMBAC Insured, 5.00%, 12/01/31	3,910,000	4,083,721
Assured Guaranty, 5.00%, 12/01/39	3,750,000	4,141,950
Madison County Board of Education Capital Outlay Revenue, Tax Anticipation wts.,		
Assured Guaranty, 5.125%, 9/01/34	600,000	661,776
Series A, AMBAC Insured, 5.00%, 9/01/34	1,000,000	1,026,020
Madison GO, wts., Refunding, XLCA Insured, 4.75%, 12/01/36	1,000,000	1,057,650
Madison Water and Wastewater Board Water and Sewer Revenue, Refunding, Series A, XLCA Insured, 4.75%, 12/01/31	7,500,000	8,111,250
Marshall County Health Care Authority Revenue, Refunding, AMBAC Insured, 4.75%, 2/01/33	3,000,000	3,011,700
Mobile GO, wts., 5.50%, 2/15/30	2,000,000	2,211,200
Mobile Public Educational Building Authority Revenue, Limited Obligation School, Series A, Assured Guaranty, 5.00%, 3/01/33	6,500,000	7,156,500
Mobile Water and Sewer Commissioners Water and Sewer Revenue, Mobile Water, BHAC Insured, 5.00%, 1/01/36	10,000,000	10,620,500
Montgomery Waterworks and Sanitary Sewer Board Water and Sewer System Revenue, Refunding, 5.00%, 3/01/25	5,000,000	6,149,450
Morgan County Board of Education Capital Outlay School wts., Revenue, 5.00%, 3/01/35	7,020,000	7,932,249
Moulton Water Works Board Water Revenue, NATL Insured, Pre-Refunded, 5.375%, 1/01/32	1,935,000	1,983,665
Opelika Water Board Revenue, Assured Guaranty, 5.00%, 6/01/37	3,000,000	3,348,270
Orange Beach Water Sewer and Fire Protection Authority Revenue, NATL Insured, Pre-Refunded, 5.00%, 5/15/35	2,000,000	2,246,620
Phenix City Water and Sewer Revenue, wts., Series A, AGMC Insured, 5.00%, 8/15/40	2,000,000	2,243,220
[a]Saint Clair County PBA Revenue, wts., DHR Building Project, Series A, 5.00%, 9/01/37	2,000,000	2,229,560
Selma IDBR, Gulf Opportunity Zone,		
International Paper Co. Project, Series A, 5.375%, 12/01/35	3,000,000	3,269,760
International Paper Co. Projects, Series A, 5.80%, 5/01/34	3,000,000	3,354,900
Sheffield GO, wts., AMBAC Insured, 5.125%, 5/01/33	2,610,000	2,636,518
Troy Public Educational Building Authority Dormitory Revenue, Troy University Housing LLC Project, Series A, Assured Guaranty, 5.00%, 9/01/32	5,000,000	5,288,200
Troy Public Educational Building Authority Educational Facilities Revenue, AGMC Insured, 5.25%, 12/01/40	2,000,000	2,246,920
Trussville GO, wts., Series A, NATL RE, FGIC Insured, 5.00%, 10/01/36	4,740,000	5,144,986
Tuscaloosa GO, wts., Refunding, Series A, 5.00%, 8/15/25	4,265,000	5,214,517
Tuscaloosa Public Educational Building Authority Student Housing Revenue, Ridgecrest Student Housing LLC, University of Alabama Ridgecrest Residential Project, Assured Guaranty, 6.75%, 7/01/38	5,000,000	5,880,200

86 | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 87

Franklin Tax-Free Trust

Financial Highlights

Franklin Florida Tax-Free Income Fund

Class A	Six Months Ended August 31, 2012 (unaudited)	Year Ended February 28, 2012[a]	2011	2010	2009	2008[a]
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$11.88	$11.08	$11.45	$10.90	$11.17	$11.94
Income from investment operations[b]:						
Net investment income[c]	0.25	0.52	0.53	0.53	0.53	0.53
Net realized and unrealized gains (losses)	0.13	0.81	(0.37)	0.55	(0.27)	(0.74)
Total from investment operations	0.38	1.33	0.16	1.08	0.26	(0.21)
Less distributions from:						
Net investment income	(0.25)	(0.53)	(0.53)	(0.53)	(0.52)	(0.53)
Net realized gains	(—)[d]	—	—	—	(0.01)	(0.03)
Total distributions	(0.25)	(0.53)	(0.53)	(0.53)	(0.53)	(0.56)
Redemption fees[e]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$12.01	$11.88	$11.08	$11.45	$10.90	$11.17
Total return[f]	3.26%	12.26%	1.38%	10.09%	2.37%	(1.83)%
Ratios to average net assets[g]						
Expenses	0.62%	0.62%	0.62%	0.62%	0.62%	0.61%
Net investment income	4.10%	4.57%	4.62%	4.74%	4.77%	4.51%
Supplemental data						
Net assets, end of period (000's)	$1,041,942	$1,022,293	$1,015,181	$1,137,684	$1,155,202	$1,279,340
Portfolio turnover rate	14.48%	6.48%	11.13%	9.22%	10.74%	6.85%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Amount rounds to less than $0.01 per share.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[g]Ratios are annualized for periods less than one year.

88 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Tax-Free Trust

Financial Highlights *(continued)*

Franklin Florida Tax-Free Income Fund

Class B	Six Months Ended August 31, 2012 (unaudited)	Year Ended February 28, 2012[a]	2011	2010	2009	2008[a]
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$11.98	$11.17	$11.55	$10.99	$11.25	$12.02
Income from investment operations[b]:						
Net investment income[c]	0.22	0.46	0.47	0.48	0.47	0.47
Net realized and unrealized gains (losses)	0.13	0.82	(0.38)	0.55	(0.26)	(0.75)
Total from investment operations	0.35	1.28	0.09	1.03	0.21	(0.28)
Less distributions from:						
Net investment income	(0.22)	(0.47)	(0.47)	(0.47)	(0.46)	(0.46)
Net realized gains	(—)[d]	—	—	—	(0.01)	(0.03)
Total distributions	(0.22)	(0.47)	(0.47)	(0.47)	(0.47)	(0.49)
Redemption fees[e]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$12.11	$11.98	$11.17	$11.55	$10.99	$11.25
Total return[f]	2.95%	11.66%	0.73%	9.50%	1.89%	(2.43)%
Ratios to average net assets[g]						
Expenses	1.16%	1.17%	1.17%	1.17%	1.17%	1.16%
Net investment income	3.56%	4.02%	4.07%	4.19%	4.22%	3.96%
Supplemental data						
Net assets, end of period (000's)	$2,254	$4,218	$12,059	$26,305	$36,536	$47,654
Portfolio turnover rate	14.48%	6.48%	11.13%	9.22%	10.74%	6.85%

[a]For the year ended February 29.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Amount rounds to less than $0.01 per share.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[g]Ratios are annualized for periods less than one year.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 89

90 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited)

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 97.7%		
Florida 83.8%		
Alachua County Health Facilities Authority Health Facilities Revenue, Shands Healthcare Project, Refunding,		
Series D-1, 6.50%, 12/01/19	$ 1,215,000	$ 1,472,082
Series D-1, 6.75%, 12/01/22	1,000,000	1,202,950
Series D-2, 6.75%, 12/01/30	5,000,000	5,949,250
Brevard County Health Facilities Authority Health Care Facilities Revenue, Health First Inc. Project,		
7.00%, 4/01/39	2,000,000	2,461,680
NATL Insured, 5.00%, 4/01/26	5,000,000	5,004,500
Broward County Educational Facilities Authority Revenue, Educational Facilities, Nova Southeastern University, Refunding, Series B, 5.60%, 4/01/29	3,180,000	3,255,589
Broward County HFA,		
MFHR, Stirling Apartments Phase II, Series A, 5.35%, 10/01/29	990,000	990,307
MFHR, Stirling Apartments Phase II, Series A, 5.40%, 4/01/39	1,980,000	1,980,436
SFMR, Refunding, Series B, FHA Insured, zero cpn., 4/01/29	135,000	43,173
Broward County HFAR, Series D, GNMA Secured, 7.375%, 6/01/21	20,000	20,026
Broward County Water and Sewer Utility Revenue, Series A,		
5.25%, 10/01/34	2,200,000	2,532,024
5.00%, 10/01/37	2,500,000	2,926,975
Celebration CDD Special Assessment, Series A, NATL Insured, 5.50%, 5/01/18	855,000	858,146
Citizens Property Insurance Corp. Revenue,		
High-Risk Account, senior secured, Series A-1, 6.00%, 6/01/17	5,000,000	5,906,700
Personal Lines Account/Commercial Lines Account, senior secured, Series A-1, 5.00%, 6/01/22	10,000,000	11,585,800
Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.25%, 8/15/23	7,280,000	7,319,822
Clearwater Water and Sewer Revenue, Series A, 5.25%, 12/01/39	2,000,000	2,269,780
Collier County IDA Health Care Facilities Revenue, NCH Healthcare System Project, 6.25%, 10/01/39	5,000,000	5,832,950
Crossing at Fleming Island CDD Special Assessment, Refunding, Series B, NATL Insured, 5.80%, 5/01/16	4,160,000	4,160,957
Dade County Aviation Revenue, Miami International Airport, Series C, AGMC Insured, 5.125%, 10/01/27	9,550,000	9,564,802
Duval County School Board COP, Master Lease Program, Series A, Assured Guaranty, 5.25%, 7/01/35	10,000,000	11,103,000
Escambia County Health Facilities Authority Health Facility Revenue, Baptist Hospital Inc. Project,		
Refunding, Series A, 5.75%, 8/15/29	7,195,000	8,106,822
Series A, 6.00%, 8/15/36	11,000,000	12,452,000
Escambia County HFA Dormitory Revenue, University of West Florida Foundation Inc. Project, Refunding, NATL Insured, 5.00%, 6/01/31	6,580,000	6,692,189
Florida HFAR,		
Homeowner Mortgage, Series 1, NATL Insured, 5.625%, 7/01/17	965,000	966,428
Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37	5,000,000	4,999,750
Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37	2,000,000	1,999,900
Florida HFC Revenue,		
Brenwood Trace Apartments, Series E-1, AGMC Insured, 5.80%, 12/01/38	4,340,000	4,343,559
Deer Meadows Apartments, Series R, FNMA Insured, 6.00%, 5/01/32	3,415,000	3,419,337
Homeowner Mortgage, Series 4, GNMA Secured, 6.375%, 7/01/38	2,175,000	2,245,688
Housing-Waverly Apartments, Series C-1, AGMC Insured, 6.50%, 7/01/40	3,000,000	3,003,780

Semiannual Report | 91

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Florida (continued)		
Florida Higher Educational Facilities Financing Authority Revenue,		
Bethune Cookman University, Refunding, 5.375%, 7/01/32	$ 3,500,000	$ 3,882,165
Nova Southeastern University, 6.375%, 4/01/31	2,750,000	3,200,312
Rollins College Project, 5.00%, 12/01/37	10,000,000	11,019,600
Florida State Board of Education Capital Outlay GO, Public Education, Refunding, Series D, 6.00%, 6/01/23	15,000,000	20,406,450
Florida State Board of Education GO, Series A, 5.50%, 6/01/38	10,000,000	12,043,200
Florida State Board of Education Public Education GO,		
Capital Outlay, Refunding, Series C, 5.00%, 6/01/28	17,795,000	22,069,359
Capital Outlay, Series H, 5.00%, 6/01/40	7,295,000	8,792,299
Florida State Governmental Utility Authority Utility Revenue, Lehigh Utility System, Refunding, 5.25%, 10/01/40	5,000,000	5,563,850
Florida State Higher Education Facilities Financial Authority Revenue, University of Tampa Project, Refunding, Series A, 5.25%, 4/01/42	2,000,000	2,220,620
Florida State Mid-Bay Bridge Authority Revenue,		
Exchangeable, Series D, ETM, 6.10%, 10/01/22	3,545,000	4,718,537
Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/25	9,845,000	6,119,947
Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/26	2,500,000	1,472,000
Series A, ETM, 6.875%, 10/01/22	6,000,000	8,244,300
Florida State Municipal Loan Council Revenue, Series D, AGMC Insured, 5.50%, 10/01/41	3,750,000	4,297,050
Florida State Municipal Power Agency Revenue,		
All-Requirements Power Supply Project, Series A, 5.00%, 10/01/31	6,000,000	6,633,180
All-Requirements Power Supply Project, Series A, 6.25%, 10/01/31	2,000,000	2,385,940
Stanton II Project, Refunding, AMBAC Insured, 5.00%, 10/01/26	5,000,000	5,014,100
Stanton Project, Refunding, 5.50%, 10/01/19	1,000,000	1,209,120
Florida State Turnpike Authority Turnpike Revenue, Department of Transportation, Refunding, Series A, 5.00%, 7/01/35	5,000,000	5,565,000
Fort Lauderdale Water and Sewer Revenue,		
5.00%, 9/01/35	24,090,000	26,813,134
NATL Insured, 5.00%, 9/01/31	6,315,000	6,917,956
Fort Pierce Capital Improvement Revenue, Refunding, Series A, Assured Guaranty, 6.00%, 9/01/32	1,500,000	1,736,880
Fort Pierce Utilities Authority Revenue,		
AMBAC Insured, 5.00%, 10/01/27	7,000,000	7,013,930
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/20	3,090,000	2,376,519
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/21	2,585,000	1,933,089
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/22	3,090,000	2,237,871
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/23	3,060,000	2,129,974
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/24	2,560,000	1,741,005
Greater Orlando Aviation Authority Orlando Airport Facilities Revenue,		
Refunding, Series C, 5.00%, 10/01/39	4,250,000	4,632,202
Series A, 5.00%, 10/01/39	5,000,000	5,504,700
Halifax Hospital Medical Center Hospital Revenue,		
Refunding and Improvement, Series A, 5.00%, 6/01/38	11,395,000	11,834,277
Series B-1, AGMC Insured, 5.50%, 6/01/38	10,000,000	10,798,600
Hernando County School Board COP, NATL Insured, 5.00%, 7/01/35	10,000,000	10,376,700

92 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Florida (continued)		
Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured, 5.30%, 12/20/18	$ 880,000	$ 886,222
Hillsborough County Assessment Revenue, Capacity Assessment Special, AGMC Insured, 5.125%, 3/01/20	1,000,000	1,001,630
Hillsborough County Aviation Authority Revenue, Series B, Assured Guaranty, 5.00%,		
10/01/33	5,465,000	5,997,291
10/01/38	6,725,000	7,279,812
Hillsborough County IDA, PCR, Tampa Electric Co. Project,		
Refunding, 5.50%, 10/01/23	16,000,000	16,041,920
Series A, 5.65%, 5/15/18	6,500,000	7,802,925
Hillsborough County IDAR, Tampa General Hospital Project, Refunding, Series B, 5.40%, 10/01/28	7,000,000	7,194,040
Hillsborough County School Board COP, Master Lease Program, Series B, NATL Insured, Pre-Refunded, 5.00%, 7/01/29	10,000,000	10,390,200
Jacksonville Capital Improvement Revenue,		
Refunding, Series C, AMBAC Insured, 5.00%, 10/01/25	3,460,000	3,467,785
Series A, AMBAC Insured, 5.00%, 10/01/30	10,000,000	10,013,100
Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, NATL RE, FGIC Insured, 5.00%, 10/01/32	17,250,000	17,302,785
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding,		
5.00%, 10/01/30	3,000,000	3,433,860
Series A, 5.00%, 10/01/29	2,000,000	2,305,900
Series A, 5.00%, 10/01/30	8,000,000	9,156,960
Kissimmee Water and Sewer Revenue, AMBAC Insured, ETM, 6.00%, 10/01/15	5,000,000	5,019,050
Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30	5,000,000	5,192,500
Lakeland Electric and Water Revenue, Capital Appreciation, ETM, zero cpn., 10/01/14	5,770,000	5,695,394
Lakeland Hospital System Revenue, Lakeland Regional Health System, Pre-Refunded,		
5.75%, 11/15/27	6,925,000	7,067,516
5.50%, 11/15/32	12,070,000	12,312,607
Leesburg Hospital Revenue, Leesburg Regional Medical Center Project, 5.50%, 7/01/32	4,150,000	4,152,905
Marion County Utility System Revenue, Series A, NATL Insured, Pre-Refunded, 5.00%, 12/01/28	5,000,000	5,290,350
Martin County Health Facilities Authority Revenue, Martin Memorial Medical Center, 5.50%, 11/15/42	2,100,000	2,307,942
Melbourne Water and Sewer Improvement Revenue, Capital Appreciation, FGIC Insured, ETM, zero cpn., 10/01/26	1,500,000	1,042,905
Melbourne Water and Sewer Revenue, Capital Appreciation, Refunding, Series B, NATL RE, FGIC Insured, zero cpn.,		
10/01/22	1,785,000	1,211,033
10/01/26	4,500,000	2,490,255
Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30	7,000,000	7,010,010
Miami Parking System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39	4,000,000	4,422,920
Miami Special Obligation, Marlins Stadium Project, Series A, AGMC Insured, 5.25%, 7/01/35	5,000,000	5,518,200
Miami Special Obligation Revenue, 5.625%, 1/01/39	15,000,000	16,542,000
Miami-Dade County Aviation Revenue, Miami International Airport,		
Hub of the Americas, Refunding, NATL RE, FGIC Insured, 5.375%, 10/01/27	5,000,000	5,005,850
Hub of the Americas, Refunding, NATL RE, FGIC Insured, 5.375%, 10/01/32	5,000,000	5,004,600

Semiannual Report | 93

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Florida (continued)		
Miami-Dade County Aviation Revenue, Miami International Airport, (continued)		
Hub of the Americas, Refunding, Series A, XLCA Insured, 5.00%, 10/01/37	$ 8,000,000	$ 8,163,760
Refunding, Series A, 5.375%, 10/01/35	7,500,000	8,537,475
Refunding, Series A, 5.50%, 10/01/36	5,000,000	5,664,850
Miami-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/01/40	5,770,000	6,274,990
Miami-Dade County GO, Building Better Communities Program, Series B-1, 5.75%, 7/01/33	5,000,000	5,757,800
Miami-Dade County Health Facilities Authority Hospital Revenue, Miami Children's Hospital, Refunding, Series A, 6.125%, 8/01/42	4,000,000	4,698,200
Miami-Dade County HFA, MFMR, Villa Esperanza Apartments Project,		
5.25%, 10/01/19	405,000	405,247
5.40%, 10/01/33	1,485,000	1,485,223
Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A, NATL Insured, 5.00%, 6/01/35	10,000,000	10,292,700
Miami-Dade County School Board COP, Assured Guaranty, 5.375%, 2/01/34	5,000,000	5,557,650
Miami-Dade County Special Obligation Revenue,		
Juvenile Courthouse Project, Series A, AMBAC Insured, 5.00%, 4/01/35	5,000,000	5,054,250
sub. bond, Series B, NATL Insured, zero cpn., 10/01/36	5,635,000	1,477,103
sub. bond, Series C, NATL Insured, zero cpn., 10/01/28	8,305,000	3,445,661
sub. lien, Refunding, Series A, NATL Insured, zero cpn., 10/01/25	22,365,000	11,075,372
Miami-Dade County Transit Sales Surtax Revenue, Sales Tax, 5.00%, 7/01/42	37,500,000	42,171,750
Miami-Dade County Water and Sewer Revenue, AGMC Insured, 5.00%, 10/01/39	10,000,000	11,135,600
North Sumter County Utility Dependent District Utility Revenue, 5.75%, 10/01/43	5,000,000	5,352,450
Okaloosa County Water and Sewer Revenue, Refunding, AGMC Insured, 5.00%, 7/01/36	8,000,000	8,543,200
Orange County Health Facilities Authority Revenue, Hospital,		
Adventist Health System Inc., Pre-Refunded, 6.25%, 11/15/24	5,500,000	5,562,975
Adventist Health System Inc., Pre-Refunded, 5.625%, 11/15/32	15,000,000	15,303,600
Orlando Regional Healthcare System, Pre-Refunded, 6.00%, 12/01/29	6,000,000	6,081,780
Orlando Regional Healthcare System, Refunding, Series B, AGMC Insured, 5.00%, 12/01/32	5,000,000	5,612,050
Orlando Regional Healthcare System, Refunding, Series C, 5.25%, 10/01/35	4,000,000	4,280,320
Orlando Regional Healthcare System, Series B, 5.125%, 11/15/39	5,000,000	5,184,050
Orlando Health Inc., Series A, 5.00%, 10/01/42	10,000,000	10,722,600
Orange County School Board COP, Series A, Assured Guaranty, 5.50%, 8/01/34	10,000,000	11,507,600
Orlando Tourist Development Tax Revenue, 6th Cent Contract Payments, senior bond, Series A, Assured Guaranty, 5.25%, 11/01/38	16,740,000	17,688,823
Orlando-Orange County Expressway Authority Revenue,		
senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18	255,000	315,700
Series B, AMBAC Insured, 5.00%, 7/01/35	6,135,000	6,268,007
Series C, 5.00%, 7/01/35	20,310,000	22,568,066
Series C, 5.00%, 7/01/40	2,755,000	3,033,448
Osceola County Tourist Development Tax Revenue, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 10/01/32	10,000,000	10,033,500
Palm Beach County HFA, MFR, Housing Winsor Park Apartments Project, Series A, 5.90%, 6/01/38	840,000	840,487
Palm Beach County Public Improvement Revenue, 5.00%, 5/01/33	1,000,000	1,106,530
Palm Beach County Solid Waste Authority Revenue, Improvement, Series B, 5.50%, 10/01/25	5,000,000	5,879,800

94 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Florida (continued)		
Palm Beach County Water and Sewer Revenue, 5.00%, 10/01/40	$ 5,000,000	$ 5,601,550
Panama City Beach Utility Revenue, Assured Guaranty, 5.00%, 6/01/39	3,000,000	3,280,980
Port St. Lucie Utility Revenue, System,		
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 9/01/32	5,000,000	2,002,950
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 9/01/33	5,000,000	1,889,950
Refunding, Assured Guaranty, 5.25%, 9/01/35	2,000,000	2,251,880
Refunding, Series A, NATL Insured, 5.00%, 9/01/30	10,000,000	10,974,700
Sarasota Special Obligation Revenue, Capital Appreciation, Refunding, AMBAC Insured, zero cpn.,		
11/01/12	1,780,000	1,774,126
11/01/15	2,180,000	1,974,208
South Broward Hospital District Revenue, South Broward Hospital District Obligated Group, Refunding, 5.00%, 5/01/36	7,000,000	7,482,090
South Florida Water Management District COP, AMBAC Insured, 5.00%, 10/01/31	12,050,000	13,228,128
South Lake County Hospital District Revenue, South Lake Hospital Inc., Refunding, 5.25%, 10/01/34	5,000,000	5,364,050
St. Johns County Water and Sewer Revenue, Capital Appreciation, AMBAC Insured, zero cpn.,		
6/01/22	4,000,000	2,567,640
6/01/23	4,255,000	2,570,743
6/01/24	1,500,000	854,970
6/01/25	2,130,000	1,146,920
St. Petersburg Public Utilities Revenue, Series A, 5.00%, 10/01/36	3,180,000	3,580,203
Sunrise Utilities System Revenue,		
AMBAC Insured, Pre-Refunded, 5.20%, 10/01/22	1,050,000	1,272,296
Refunding, AMBAC Insured, 5.20%, 10/01/22	1,500,000	1,738,635
Tamarac Utility System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39	1,585,000	1,763,138
Tampa Bay Water Regional Water Supply Authority Utility System Revenue, 5.00%,		
10/01/34	8,000,000	8,881,600
10/01/38	14,340,000	15,778,302
Tampa Health System Revenue, Baycare Health System, Refunding, Series A, 5.00%, 11/15/33	5,000,000	5,629,200
Tampa Sports Authority Revenue, Guaranteed Package, Tampa Bay Arena Project, NATL Insured,		
6.00%, 10/01/15	720,000	761,220
6.05%, 10/01/20	1,715,000	1,927,986
6.10%, 10/01/26	2,695,000	3,209,583
Tampa Water and Sewer Revenue, sub. lien, Series A, AMBAC Insured, ETM, 7.25%, 10/01/16	940,000	1,063,403
University of North Florida FICO Capital Improvement Revenue, Student Union Project, NATL RE, FGIC Insured, 5.00%, 11/01/32	5,150,000	5,531,203
Viera East CDD Special Assessment, Series B, ETM, 6.75%, 5/01/14	1,610,000	1,718,836
Village Center CDD Recreational Revenue, Series A, NATL Insured, 5.20%, 11/01/25	10,000,000	10,024,300
Volusia County Tourist Development Tax Revenue, FSA Insured, 5.00%, 12/01/34	11,000,000	11,365,750
West Lake CDD Special Assessment, NATL Insured, 5.75%, 5/01/17	815,000	815,522
West Palm Beach CRDA Revenue, Northwood Pleasant Community Redevelopment, 5.00%, 3/01/35	1,000,000	1,029,610
Winter Park Water and Sewer Revenue, Improvement, Refunding, 5.00%, 12/01/34	2,000,000	2,251,440
		981,524,464

Semiannual Report | 95

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
U.S. Territories 13.9%		
Puerto Rico 13.0%		
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A, 6.00%, 7/01/44	$ 2,100,000	$ 2,216,655
Puerto Rico Commonwealth GO, Public Improvement,		
Refunding, Series B, 6.00%, 7/01/39	15,000,000	16,252,650
Series A, 5.00%, 7/01/29	6,500,000	6,625,190
Series A, 5.00%, 7/01/33	5,000,000	5,035,600
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,		
Refunding, Series A, NATL Insured, 5.00%, 7/01/38	255,000	255,089
Series G, 5.00%, 7/01/33	1,495,000	1,505,644
Series G, Pre-Refunded, 5.00%, 7/01/33	5,000	5,194
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, 5.00%, 7/01/46	6,690,000	6,714,887
Puerto Rico Electric Power Authority Power Revenue,		
Refunding, Series A, 5.00%, 7/01/42	19,800,000	20,121,354
Series XX, 5.25%, 7/01/40	15,250,000	15,822,790
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	5,900,000	5,902,891
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series I, 5.00%, 7/01/36	5,000,000	5,023,800
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding, Series B, 5.50%, 8/01/31	5,000,000	5,265,700
Puerto Rico Sales Tax FICO Sales Tax Revenue,		
first sub., Series A, 5.50%, 8/01/42	5,000,000	5,396,500
first sub., Series A, 6.00%, 8/01/42	8,000,000	8,961,520
first sub., Series A-1, 5.25%, 8/01/43	22,225,000	23,620,063
first sub., Series C, 5.50%, 8/01/40	15,000,000	16,278,300
Refunding, Series C, 5.00%, 8/01/46	6,250,000	6,738,313
		151,742,140
U.S. Virgin Islands 0.9%		
Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33	10,000,000	10,388,000
Total U.S. Territories		162,130,140
Total Municipal Bonds before Short Term Investments (Cost $1,059,317,333)		1,143,654,604
Short Term Investments (Cost $16,600,000) 1.4%		
Municipal Bonds 1.4%		
Florida 1.4%		
[a] Sarasota County Public Hospital District Revenue, Sarasota Memorial Hospital Project, Refunding, Series B, Daily VRDN and Put, 0.18%, 7/01/37	16,600,000	16,600,000
Total Investments (Cost $1,075,917,333) 99.1%		1,160,254,604
Other Assets, less Liabilities 0.9%		10,569,438
Net Assets 100.0%		$1,170,824,042

See Abbreviations on page 175.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

96 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 97

98 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited)

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 97.6%		
Georgia 90.3%		
Athens-Clarke County Unified Government Development Authority Revenue, 5.00%, 6/01/32	$ 1,080,000	$ 1,253,232
Athens-Clarke County Unified Government Water and Sewer Revenue,		
5.625%, 1/01/33	10,000,000	11,650,600
5.50%, 1/01/38	5,000,000	5,702,100
Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,		
Refunding, Series C, AGMC Insured, 5.00%, 1/01/33	5,000,000	5,296,100
Series J, AGMC Insured, 5.00%, 1/01/34	5,000,000	5,275,150
Atlanta Airport Revenue,		
General, Refunding, Series C, 6.00%, 1/01/30	6,000,000	7,563,180
General, Series A, 5.00%, 1/01/40	9,000,000	9,864,630
Series B, 5.00%, 1/01/42	5,000,000	5,587,600
Atlanta Development Authority Educational Facilities Revenue, Science Park LLC Project, 5.00%, 7/01/32	3,000,000	3,253,230
Atlanta Development Authority Revenue, Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26	2,555,000	2,870,159
Atlanta GO, Refunding, Assured Guaranty, 5.25%, 12/01/23	2,000,000	2,429,800
Atlanta Public Safety and Judicial Facilities Authority Revenue, Public Safety Facility Project, AGMC Insured, 5.00%, 12/01/26	1,140,000	1,260,122
Atlanta Tax Allocation, Atlantic State Project, Refunding, Assured Guaranty, 5.00%, 12/01/23	1,000,000	1,078,590
Atlanta Water and Wastewater Revenue,		
Refunding, Series A, 6.00%, 11/01/28	5,055,000	6,203,344
Refunding, Series A, NATL Insured, 5.00%, 11/01/33	5,000,000	5,014,750
Series A, AGMC Insured, 5.50%, 11/01/27	5,000,000	6,123,950
Augusta Water and Sewer Revenue,		
AGMC Insured, 5.25%, 10/01/39	3,000,000	3,223,890
Refunding, AGMC Insured, 5.00%, 10/01/32	5,000,000	5,012,750
Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,		
5.25%, 12/01/22	2,500,000	2,445,625
5.375%, 12/01/28	2,000,000	1,887,080
Bartow County Development Authority PCR, Georgia Power Co. Plant Bowen Project, First Series, 5.10%, 6/01/23	5,000,000	5,128,700
Bartow-Catersville Joint Development Authority Revenue, GHC Student Center LLC Project, AGMC Insured, 5.00%, 6/15/36	4,155,000	4,645,498
Bleckley-Dodge County Joint Development Authority Student Housing Facilities Revenue, MGC Real Estate Foundation II LLC Project, 5.00%, 7/01/33	3,500,000	3,749,340
Brunswick and Glynn County Joint Water and Sewer Commission Revenue, Refunding, Series C, AGMC Insured, 5.00%, 6/01/33	2,045,000	2,313,345
Bulloch County Development Authority Lease Revenue, Georgia Southern University Student Housing and Athletic Facilities Project, XLCA Insured, 5.00%, 8/01/27	5,000,000	5,149,750
Bulloch County Development Authority Student Housing Revenue, Georgia Southern University Housing Foundation Five LLC Project, AGMC Insured, 5.00%, 7/01/36	2,055,000	2,280,495
Burke County Development Authority PCR, Oglethorpe Power Corp., Vogtle Project,		
Series B, 5.50%, 1/01/33	5,000,000	5,405,600
Series E, 7.00%, 1/01/23	5,000,000	6,000,800
Calhoun GO, School, 4.00%,		
9/01/29	4,150,000	4,535,784
9/01/32	6,000,000	6,455,340

Semiannual Report | 99

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Georgia (continued)		
Camden County Public Service Authority Revenue, St. Mary's Project, Refunding, 4.50%,		
12/01/31	$ 1,200,000	$ 1,335,072
12/01/32	1,000,000	1,107,160
Carroll City-County Hospital Authority Revenue, Anticipation Certificates, Tanner Medical Center Inc. Project,		
5.00%, 7/01/40	5,000,000	5,469,550
Assured Guaranty, 5.00%, 7/01/38	5,000,000	5,405,200
Cherokee County Water and Sewer Authority Revenue,		
AGMC Insured, 5.00%, 8/01/35	3,000,000	3,360,180
NATL Insured, 6.90%, 8/01/18	10,000	10,046
Clarke County Hospital Authority Revenue, Athens Regional Medical Center Project, Refunding, 5.00%, 1/01/32	2,000,000	2,307,200
Clayton County Development Authority Revenue,		
Refunding, Series A, NATL Insured, 5.00%, 8/01/23	2,310,000	2,550,587
Tuff Archives LLC, Refunding, 5.00%, 7/01/33	5,000,000	5,734,850
Clayton County Development Authority Student Housing Revenue, CSU Foundation Real Estate II LLC Project, AGMC Insured, 5.00%, 7/01/36	3,000,000	3,321,990
Clayton County Hospital Authority Revenue, Anticipation Certificates, Southern Regional Medical Center Project, Refunding, Series A,		
5.00%, 8/01/30	2,000,000	2,228,880
5.25%, 8/01/35	1,000,000	1,121,340
Clayton County MFHR, Pointe Clear Apartments Project, AGMC Insured, 5.70%, 7/01/23	930,000	931,023
Cobb County Development Authority University Facilities Revenue, Kennesaw State University Foundations Project, Series D, NATL Insured, 5.00%, 7/15/29	5,000,000	5,100,150
Columbia County Water and Sewerage Revenue,		
AGMC Insured, Pre-Refunded, 5.00%, 6/01/24	1,010,000	1,091,578
Refunding, 4.50%, 6/01/33	4,015,000	4,501,498
Refunding, AGMC Insured, 5.00%, 6/01/24	120,000	126,806
Columbus Water and Sewer Revenue, AGMC Insured, 5.00%, 5/01/29	2,500,000	2,774,050
Coweta County Development Authority Revenue, Piedmont Healthcare Project, 5.00%, 6/15/40	5,000,000	5,365,550
Dahlonega Water and Wastewater Revenue, Series A, Assured Guaranty,		
5.25%, 9/01/30	1,750,000	1,926,995
5.50%, 9/01/37	5,000,000	5,527,300
Decatur County School Building Authority Revenue, High School Project, AGMC Insured, 5.00%, 10/01/32	1,500,000	1,631,250
DeKalb County Public Safety and Judicial Facilities Authority Revenue, Public Safety and Judicial Facility Project, 5.00%, 12/01/29	2,000,000	2,101,760
DeKalb County Water and Sewer Revenue,		
Refunding, Series B, AGMC Insured, 5.00%, 10/01/35	4,000,000	4,735,520
Series A, 5.25%, 10/01/41	11,425,000	12,957,435
DeKalb Newton and Gwinnett Counties Joint Development Authority Revenue,		
Georgia Gwinnett College Student Center LLC Project, 5.50%, 7/01/34	3,000,000	3,225,300
Georgia Gwinnett College Student Centre LLC Project, Series A, AGCM Insured, 5.00%, 7/01/39	5,000,000	5,487,650
DeKalb Private Hospital Authority Revenue Anticipation Certificates, Children's Healthcare of Atlanta Inc. Project, Refunding, 5.25%, 11/15/39	5,000,000	5,555,150

100 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Georgia (continued)		
Douglasville-Douglas County Water and Sewer Authority Revenue, NATL Insured, 5.00%,		
6/01/29	$ 3,410,000	$ 3,674,411
6/01/32	2,225,000	2,531,605
East Point Building Authority Revenue, Water and Sewer Project, Series A, XLCA Insured, 5.00%, 2/01/34	5,480,000	5,429,968
Fairburn GO, AGMC Insured, 5.75%, 12/01/31	2,000,000	2,314,780
Fayette County School District GO, AGMC Insured,		
4.75%, 3/01/21	1,355,000	1,503,047
4.95%, 3/01/25	1,000,000	1,098,860
Forsyth County Water and Sewerage Authority Revenue, AGMC Insured, 5.00%, 4/01/32	5,000,000	5,566,250
Fulton County Development Authority Revenue,		
AMC Campus Project I LLC Project, AGMC Insured, 5.00%, 6/15/37	3,075,000	3,477,825
Georgia Tech Facilities Inc. Project, Refunding, Series A, 5.00%, 6/01/34	4,000,000	4,694,760
Georgia Tech Facilities Inc. Project, Series A, 5.00%, 6/01/41	3,500,000	3,936,205
Georgia Tech Foundation Inc., Series A, 5.00%, 11/01/27	1,060,000	1,296,232
Georgia Tech Foundation Inc., Series A, 5.00%, 11/01/28	1,200,000	1,461,108
Georgia Tech Foundation Technology Square Project, Refunding, Series A, 5.00%, 11/01/29	6,845,000	8,194,013
Georgia Tech Foundation Technology Square Project, Refunding, Series A, 5.00%, 11/01/30	2,000,000	2,382,900
Georgia Tech Foundation Technology Square Project, Refunding, Series A, 5.00%, 11/01/31	2,455,000	2,911,262
Molecular Science Building Project, NATL Insured, 5.00%, 5/01/25	2,240,000	2,340,061
Morehouse College Project, Refunding, AMBAC Insured, 5.00%, 12/01/27	5,000,000	5,498,800
Piedmont Healthcare Inc. Project, Refunding, Series A, 5.25%, 6/15/37	5,000,000	5,479,200
Fulton County Water and Sewer Revenue, NATL RE, FGIC Insured, 5.00%, 1/01/30	2,500,000	2,627,325
Gainesville and Hall County Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Healthcare Project, Series A, 5.375%, 2/15/40	5,000,000	5,368,700
Georgia Municipal Assn. Inc. COP, City Court Atlanta Project, AMBAC Insured, 5.25%, 12/01/26	2,000,000	2,021,460
Georgia Municipal Electric Authority Power Revenue, Series W,		
6.60%, 1/01/18	955,000	1,068,530
ETM, 6.60%, 1/01/18	45,000	47,170
Georgia School Boards Assn. Inc. COP, DeKalb County Public Schools Project,		
AMBAC Insured, 5.00%, 12/01/27	4,285,000	4,721,941
NATL Insured, 5.00%, 12/01/25	2,600,000	2,750,046
Georgia State GO,		
Series A, 4.00%, 7/01/32	5,000,000	5,570,950
Series B, 5.00%, 7/01/28	3,225,000	3,755,835
Series I, 4.00%, 11/01/27	5,000,000	5,640,600
Georgia State HFAR, SFM, Series C, 5.00%, 12/01/27	1,000,000	1,044,100
Georgia State Higher Education Facilities Authority Revenue, USG Real Estate Foundation I LLC Project,		
6.00%, 6/15/34	5,000,000	5,587,200
Assured Guaranty, 5.625%, 6/15/38	3,000,000	3,265,080
Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates, Southeast Georgia Health System Project, Series A, 5.625%, 8/01/34	5,000,000	5,590,300

Semiannual Report | 101

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Georgia (continued)		
Gwinnett County Development Authority COP, Gwinnett County Public Schools Project,		
NATL Insured, Pre-Refunded, 5.00%, 1/01/24	$ 8,500,000	$ 9,024,450
Refunding, NATL Insured, 5.25%, 1/01/22	3,000,000	3,724,230
Refunding, NATL Insured, 5.25%, 1/01/24	2,000,000	2,521,220
Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series D, AGMC Insured, 5.50%, 7/01/37	4,000,000	4,530,640
Gwinnett County School District GO,		
5.00%, 2/01/32	4,125,000	4,717,020
5.00%, 2/01/36	5,815,000	6,551,586
Pre-Refunded, 5.00%, 2/01/32	875,000	1,063,764
Habersham County Hospital Authority Revenue, Anticipation Certificates, XLCA Insured, 5.00%, 12/01/27	2,015,000	2,142,489
Habersham County School District GO, NATL Insured, 5.00%, 4/01/28	2,750,000	3,022,828
Hogansville Combined Public Utility System Revenue, Refunding, AGMC Insured, 6.00%, 10/01/23	3,300,000	4,307,358
Jackson County School District GO,		
NATL Insured, Pre-Refunded, 5.00%, 3/01/25	3,000,000	3,341,820
Refunding, 5.00%, 3/01/24	5,000,000	6,367,500
Refunding, 5.00%, 3/01/25	4,785,000	6,126,331
LaGrange-Troup County Hospital Authority Revenue, Series A, 5.50%, 7/01/38	4,000,000	4,442,160
Lincoln County School District GO, 5.50%, 4/01/37	2,200,000	2,542,716
Macon-Bibb County Hospital Authority Revenue, The Medical Center of Central Georgia Inc. Project, RAN, 5.00%, 8/01/35	5,000,000	5,398,950
Main Street Natural Gas Inc. Revenue, Gas Project, Series A, 5.50%, 9/15/27	5,000,000	5,676,800
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare System Inc. Project,		
Assured Guaranty, 6.375%, 8/01/29	4,000,000	4,631,440
Refunding, AGMC Insured, 5.00%, 8/01/41	5,000,000	5,328,750
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue,		
Third Indenture Series, 5.00%, 7/01/39	8,730,000	9,770,616
Third Indenture, Refunding, Series B, AGMC Insured, 5.00%, 7/01/37	10,000,000	11,137,700
Municipal Electric Authority Revenue,		
General Resolution Projects, sub. note, Refunding, Series D, 5.50%, 1/01/26	5,000,000	5,854,750
Project 1, sub. bond, Series E, NATL Insured, 5.00%, 1/01/25	2,315,000	2,513,581
Newton County IDAR, Georgia Perimeter College Foundation Real Estate Newton LLC Academic Building Newton Campus Project, CIFG Insured, 5.00%, 6/01/24	3,150,000	3,399,889
Paulding County GO, Courthouse Government Complex Project, NATL RE, FGIC Insured, 5.00%, 2/01/32	4,000,000	4,412,600
Paulding County Hospital Authority Revenue, Anticipation Certificates, Series A, 5.00%, 4/01/42	3,500,000	3,846,010
Paulding County School District GO, 5.00%, 2/01/33	4,000,000	4,505,040
Peach County Development Authority Student Housing Facilities Revenue, Fort Valley State University Foundation Property LLC Project, AMBAC Insured, 5.00%, 6/01/34	3,000,000	3,154,020
Private Colleges and Universities Authority Revenue, Emory University, Refunding, 5.00%, 9/01/35	10,000,000	11,503,500

102 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Georgia (continued)		
Richmond County Development Authority Educational Facilities Revenue, Augusta State University Jaguar Student Center LLC Project, Series A, XLCA Insured, 5.00%, 7/01/29	$ 1,000,000	$ 1,046,740
Richmond County Development Authority Solid Waste Disposal Revenue, International Paper Co. Project, 5.80%, 12/01/20	1,500,000	1,502,070
Rockdale County Water and Sewer Authority Revenue, AGMC Insured, 5.00%, 7/01/29	4,000,000	4,390,800
Savannah EDA Revenue, Armstrong Center LLC Project, Series A, XLCA Insured, 5.00%, 12/01/30	1,500,000	1,571,475
South Fulton Municipal Regional Water and Sewer Authority Water Revenue, NATL Insured, Pre-Refunded, 5.00%, 1/01/33	3,500,000	3,553,515
Thomasville Hospital Authority Revenue, Anticipation Certificates, John D. Archbold Memorial Hospital Inc. Project,		
5.25%, 11/01/35	1,000,000	1,086,900
5.375%, 11/01/40	5,000,000	5,448,600
Upper Oconee Basin Water Authority Revenue, Refunding, NATL Insured, 5.00%, 7/01/26	1,000,000	1,083,820
Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia Medical Center Project,		
5.00%, 10/01/33	2,000,000	2,103,080
AMBAC Insured, Pre-Refunded, 5.25%, 10/01/27	3,000,000	3,040,560
Series B, 5.00%, 10/01/41	3,000,000	3,324,900
Walton County School District GO, Refunding, 5.25%,		
8/01/23	3,700,000	4,817,807
8/01/24	3,000,000	3,942,480
8/01/25	3,775,000	5,007,122
Walton County Water and Sewer Authority Revenue,		
Hard Labor Creek Project, AGMC Insured, 5.00%, 2/01/33	5,000,000	5,510,950
Oconee, Hard Creek Resources Project, AGMC Insured, 5.00%, 2/01/38	3,845,000	4,203,738
Ware County Hospital Authority Revenue, Anticipation Certificates, NATL Insured, 5.25%, 3/01/25	3,000,000	3,019,290
		548,715,733
U.S. Territories 7.3%		
Puerto Rico 7.3%		
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, 6.00%, 7/01/39	5,000,000	5,417,550
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Refunding, Series L, NATL Insured, 5.25%, 7/01/35	10,000,000	10,764,100
Puerto Rico Electric Power Authority Power Revenue,		
Refunding, Series A, 5.00%, 7/01/42	5,000,000	5,081,150
Series XX, 5.25%, 7/01/40	5,000,000	5,187,800
Puerto Rico Sales Tax FICO Sales Tax Revenue,		
first sub., Series A, 5.375%, 8/01/39	10,000,000	10,734,000
first sub., Series C, 5.50%, 8/01/40	5,000,000	5,426,100
Senior Series C, 5.25%, 8/01/40	1,430,000	1,577,376
		44,188,076
Total Municipal Bonds before Short Term Investments (Cost $543,921,706)		592,903,809

Semiannual Report | 103

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) (continued)

See Abbreviations on page 175.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

104 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 105

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited)

Franklin Kentucky Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 94.7%		
Kentucky 87.0%		
Bellevue GO, Harbor Greene Project, XLCA Insured, 5.00%, 2/01/34	$1,065,000	$ 1,096,237
Boone County PCR, Collateralized, Dayton Power and Light Co., Refunding, Series A, FGIC Insured, 4.70%, 1/01/28	3,000,000	3,096,540
Bowling Green GO, Project, Series A, 5.00%, 6/01/38	5,000,000	5,517,600
Boyle County Revenue, Refunding and College Improvement, Assured Guaranty, 5.00%, 6/01/32	1,500,000	1,634,235
Campbell and Kenton Counties Sanitation District No. 1 Sanitation District Revenue, NATL Insured, 5.00%, 8/01/37	2,500,000	2,740,650
Campbell County School District Finance Corp. School Building Revenue, AGMC Insured, 5.00%, 8/01/26	2,845,000	3,102,302
Christian County Hospital Revenue, Jennie Stuart Medical Center, Refunding, Assured Guaranty, 5.50%, 2/01/36	3,000,000	3,248,400
Fayette County School District Finance Corp. Revenue, School Building, Refunding, Series A, 4.00%, 4/01/25	3,000,000	3,353,760
Glasgow Healthcare Revenue, T.J. Samson Community Hospital, 6.45%, 2/01/41	2,000,000	2,230,560
Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects, Refunding, Series A, NATL Insured, 6.10%, 1/01/24	280,000	280,417
Jefferson County School District Finance Corp. School Building Revenue, Series A, NATL Insured, 4.75%, 6/01/27	2,440,000	2,659,746
Kentucky Area Development Districts Financing Trust Lease Acquisition Program COP, Series L, XLCA Insured, 5.00%, 11/01/29	1,000,000	1,074,990
Kentucky Economic Development Finance Authority Health System Revenue, Norton Healthcare Inc.,		
Refunding, Series C, NATL Insured, 6.15%, 10/01/24	160,000	167,002
Series C, NATL Insured, Pre-Refunded, 6.15%, 10/01/24	245,000	262,513
Series C, NATL Insured, Pre-Refunded, 6.15%, 10/01/25	935,000	1,001,834
Kentucky Economic Development Finance Authority Hospital Revenue, Baptist Healthcare System Obligated Group, 5.25%, 8/15/46	5,000,000	5,509,300
Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22	2,000,000	2,001,140
Kentucky Economic Development Finance Authority Louisville Arena Project Revenue, Louisville Arena, Sub Series A-1, Assured Guaranty, 6.00%, 12/01/33	2,000,000	2,216,040
Kentucky Economic Development Finance Authority Revenue, Catholic Health, Refunding, Series A, 5.00%, 5/01/29	5,670,000	6,330,952
Kentucky Housing Corp. Conduit MFHR, Collateral Mortgage Loan, Country Place Apartments, GNMA Secured,		
5.00%, 4/20/40	2,280,000	2,385,701
5.25%, 4/20/45	1,850,000	1,959,409
Kentucky Housing Corp. Housing Revenue, Series A, 4.60%, 7/01/32	2,000,000	2,022,220
Kentucky Rural Water Finance Corp. Public Project Revenue, Multimodal, Flexible Term Program,		
Series A, 5.00%, 2/01/26	895,000	901,319
Series I, 5.00%, 2/01/34	1,500,000	1,519,440
Kentucky State Infrastructure Authority Revenue, Wastewater and Drinking Water Revolving Fund, Series A, 5.00%,		
2/01/28	2,000,000	2,437,220
2/01/31	4,190,000	5,039,439

106 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Kentucky Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Kentucky (continued)		
Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project, Series A, NATL Insured, 5.00%,		
9/01/32	$5,000,000	$ 5,479,300
9/01/37	3,250,000	3,506,750
Kentucky State Property and Buildings Commission Revenues,		
Project No. 77, NATL Insured, Pre-Refunded, 5.00%, 8/01/23	1,100,000	1,147,289
Project No. 90, Refunding, 5.50%, 11/01/28	5,000,000	5,797,800
Kentucky State Turnpike Authority Economic Development Road Revenue, Revitalization Projects,		
Refunding, Series A, 5.00%, 7/01/28	1,000,000	1,135,740
Refunding, Series A, 5.00%, 7/01/29	1,000,000	1,153,110
Refunding, Series A, 5.00%, 7/01/30	2,500,000	2,959,250
Series A, 5.00%, 7/01/31	1,000,000	1,196,240
Series A, 5.00%, 7/01/32	4,000,000	4,784,960
Lawrenceburg Water and Sewer Revenue, NATL Insured, Pre-Refunded, 5.00%, 10/01/28	1,730,000	1,818,092
Lexington-Fayette Urban County Airport Board General Airport Revenue, Refunding, Series A, 5.00%, 7/01/27	2,000,000	2,270,020
Lexington-Fayette Urban County Government Public Facilities Corp. Lease Revenue, Eastern State Hospital, Refunding, Series A, 5.25%, 6/01/32	3,000,000	3,428,460
Louisville and Jefferson County Metropolitan Government College Revenue, Bellarmine University Project, Refunding and Improvement, Series A, 6.00%, 5/01/38	2,500,000	2,715,025
Louisville and Jefferson County Metropolitan Government Health Facilities Revenue, Jewish Hospital and St. Mary's HealthCare Inc. Project, Pre-Refunded, 6.125%, 2/01/37	2,000,000	2,555,920
Louisville and Jefferson County Metropolitan Government Industrial Building Revenue, Sisters of Mercy, Cincinnati, 5.00%, 10/01/35	1,500,000	1,564,365
Louisville and Jefferson County Metropolitan Government Parking Authority Revenue, Series A, 5.375%, 12/01/39	1,995,000	2,322,200
Louisville and Jefferson County Metropolitan Sewer District Sewer and Drainage System Revenue,		
Refunding, Series A, 5.00%, 5/15/24	3,770,000	4,574,065
Refunding, Series A, 5.00%, 5/15/28	3,000,000	3,555,540
Series A, AMBAC Insured, 5.00%, 5/15/36	1,000,000	1,066,470
Louisville and Jefferson County Student Housing Revenue, University of Louisville, Phase 3-A, AMBAC Insured, 5.00%, 6/01/34	3,755,000	3,889,617
Louisville Parking Authority of River City Revenue, NATL Insured, 5.00%, 6/01/29	3,290,000	3,293,092
Louisville Regional Airport Authority Airport System Revenue, AGMC Insured, 5.50%, 7/01/38	3,000,000	3,202,500
Murray Hospital Facilities Revenue, Murray, Calloway County Public Hospital,		
5.125%, 8/01/37	3,000,000	3,032,880
6.375%, 8/01/40	2,500,000	2,739,075
Northern Kentucky University COP, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/27	1,500,000	1,517,085
Oldham County School District Finance Corp. School Building Revenue, NATL Insured, Pre-Refunded, 5.00%, 5/01/24	5,680,000	6,118,780
Owen County Waterworks System Revenue, American Water Co. Project,		
Series A, 6.25%, 6/01/39	2,000,000	2,224,600
Series A, 5.375%, 6/01/40	2,000,000	2,117,140
Series B, 5.625%, 9/01/39	2,000,000	2,157,180
Owensboro GO, Public Project, 5.00%, 4/01/41	5,440,000	6,120,979
Paducah Electric Plant Board Revenue, Series A, Assured Guaranty, 5.25%, 10/01/35	6,500,000	7,230,795

Semiannual Report | 107

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Kentucky Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Kentucky (continued)		
Pikeville Hospital Revenue, Pikeville Medical Center, Refunding and Improvement, 6.50%, 3/01/41	$2,875,000	$ 3,387,871
Princeton Electric Plant Board Revenue, Series A, Assured Guaranty, 5.00%, 11/01/37	1,500,000	1,676,415
Pulaski County Public Properties Corp. First Mortgage Revenue, AOC Judicial Facility, Refunding, 6.00%, 12/01/28	1,000,000	1,199,620
Trimble County Environmental Facilities Revenue, Trimble County Environmental Facility,		
AMBAC Insured, 6.00%, 3/01/37	5,000,000	5,380,300
Refunding, AMBAC Insured, 4.60%, 6/01/33	3,750,000	3,928,425
Warren County Hospital Facility Revenue,		
Bowling Green, Warren County, Series A, 5.00%, 10/01/33	1,750,000	1,913,572
Bowling Green, Warren County, Series A, 5.00%, 10/01/37	1,345,000	1,453,232
Community Hospital Corp. Project, Refunding, Series A, 5.00%, 8/01/29	1,000,000	1,063,760
Western Kentucky University Revenue, General Receipts, Series A, 5.00%, 5/01/32	1,625,000	1,917,955
		182,384,435
U.S. Territories 7.7%		
Puerto Rico 7.7%		
Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding, 5.375%, 5/15/33	1,540,000	1,543,450
Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.125%, 7/01/31	3,125,000	3,129,250
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series K, 5.00%, 7/01/27	3,000,000	3,077,460
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series N, 5.00%, 7/01/32	3,000,000	3,074,610
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub., Series C, 5.50%, 8/01/40	5,000,000	5,426,100
		16,250,870
Total Municipal Bonds before Short Term Investments (Cost $184,057,021)		198,635,305
Short Term Investments 4.1%		
Municipal Bonds 4.1%		
Kentucky 4.1%		
[a] Kentucky Economic Development Finance Authority Revenue, Baptist Healthcare System Obligated Group, Refunding, Series B-2, Daily VRDN and Put, 0.18%, 8/15/38	3,720,000	3,720,000
[a] Lexington-Fayette Urban County Airport Board General Airport Revenue, Refunding, Series B, Daily VRDN and Put, 0.18%, 7/01/38	2,600,000	2,600,000
[a] Louisville/Jefferson County Metro Government Health System Revenue, Norton Healthcare Inc., Series B, Daily VRDN and Put, 0.18%, 10/01/39	2,300,000	2,300,000
Total Short Term Investments (Cost $8,620,000)		8,620,000
Total Investments (Cost $192,677,021) 98.8%		207,255,305
Other Assets, less Liabilities 1.2%		2,508,670
Net Assets 100.0%		$209,763,975

See Abbreviations on page 175.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

108 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 109

110 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited)

Franklin Louisiana Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 94.7%		
Louisiana 84.5%		
Alexandria Sales and Use Tax Revenue, 5.00%,		
8/01/26	$ 1,710,000	$ 1,954,445
8/01/27	1,790,000	2,041,656
8/01/28	1,875,000	2,133,075
Bossier City Utilities Revenue, BHAC Insured, 5.50%, 10/01/33	5,000,000	5,697,700
Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese State University Student Housing, Cowboy Facilities Inc. Project, Refunding, AGMC Insured, 5.00%, 5/01/29	2,050,000	2,254,098
De Soto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A, 5.65%, 12/01/21	1,000,000	1,001,110
East Baton Rouge Mortgage Finance Authority SFMR, MBS Program,		
Refunding, Series A-3, GNMA Secured, 5.00%, 10/01/28	640,000	652,749
Series A-2, GNMA Secured, 5.10%, 10/01/40	430,000	442,681
East Baton Rouge Parish Park and Recreation District GO, AGMC Insured, Pre-Refunded, 5.00%, 5/01/25	3,325,000	3,729,120
East Baton Rouge Parish Sales Tax Revenue,		
Public Improvement, Refunding, Series A, AMBAC Insured, 5.00%, 2/01/24	2,000,000	2,111,540
Road and Street Improvement, Assured Guaranty, 5.25%, 8/01/28	1,000,000	1,197,860
Road and Street Improvement, Assured Guaranty, 5.50%, 8/01/30	1,700,000	2,046,545
East Baton Rouge Sewerage Commission Revenue, Refunding, Series A, 5.25%,		
2/01/34	2,500,000	2,826,950
2/01/39	8,250,000	9,237,112
England District Sub-District No. 1 Revenue, NATL RE, FGIC Insured, 5.00%, 8/15/19	5,000,000	5,384,750
Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured, 5.00%, 11/01/27	5,000,000	5,080,950
Jefferson Parish Hospital Service District No.1 Hospital Revenue, West Jefferson Medical Center, Refunding, Series A, 6.00%, 1/01/39	3,105,000	3,418,232
Jefferson Parish Revenue, Public Improvement, 24th Judicial District Project, NATL Insured, 5.00%, 4/01/29	3,060,000	3,152,596
Jefferson Parish West Jefferson Park and Community Center Revenue, NATL Insured, 5.00%, 10/01/29	2,925,000	3,082,453
Kenner Consolidated Sewage District Revenue, AGMC Insured, 5.00%, 11/01/36	5,320,000	5,874,291
Lafayette Communications Systems Revenue, XLCA Insured, 5.25%, 11/01/27	5,000,000	5,409,050
Lafayette Public Improvement Sales Tax Revenue, 5.00%,		
3/01/29	2,460,000	2,858,200
3/01/36	1,865,000	2,122,855
Lafayette Public Power Authority Electric Revenue, NATL Insured, 5.00%, 11/01/32	5,000,000	5,394,600
Lafayette Public Trust Financing Authority Revenue,		
Ragin' Cajun Facilities Inc., Housing and Package Project, Assured Guaranty, 5.25%, 10/01/30	4,000,000	4,485,320
Ragin' Cajun Facilities Inc. Project, Assured Guaranty, 5.75%, 10/01/29	750,000	856,365
Ragin' Cajun Facilities Inc. Project, Assured Guaranty, 6.00%, 10/01/34	1,750,000	1,995,980
Ragin' Cajun Facilities Inc. Project, Assured Guaranty, 6.00%, 10/01/38	1,335,000	1,508,483
Ragin' Cajun Facilities Inc. Project, NATL Insured, 5.00%, 10/01/22	1,500,000	1,532,550
Lafayette Utilities Revenue,		
5.00%, 11/01/33	5,000,000	5,622,050
NATL Insured, 5.00%, 11/01/28	5,000,000	5,272,100
Livingston Parish Waterworks Revenue, Ward Two Water District, AMBAC Insured, Pre-Refunded, 5.125%, 4/01/29	2,200,000	2,407,658

Semiannual Report | 111

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Louisiana Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Louisiana (continued)		
Louisiana HFA, SFMR, Home Ownership Program,		
GO Zone, Series B-1, GNMA Secured, 5.00%, 12/01/32	$ 635,000	$ 635,794
Series A, GNMA Secured, 5.50%, 6/01/40	3,325,000	3,391,434
Series A-1, GNMA Secured, 5.45%, 12/01/20	205,000	207,030
Series B, GNMA Secured, 6.125%, 12/01/33	665,000	726,413
Louisiana Local Government Environmental Facilities and CDA Revenue,		
Ascension Parish Library Projects, AMBAC Insured, 5.25%, 4/01/29	1,000,000	1,054,970
Baton Rouge Community College Facilities Corp. Project, Refunding, AGMC Insured, 5.00%, 12/01/26	1,000,000	1,139,470
Bossier Parish Public Improvement Projects, 5.00%, 3/01/38	3,320,000	3,620,991
Bossier Parish Public Improvement Projects, 5.00%, 3/01/42	905,000	983,301
Delta Campus Facilities Corp. Project, Assured Guaranty, 5.50%, 10/01/27	5,000,000	5,659,150
Denham Springs Sewer District No. 1 Project, Assured Guaranty, 5.00%, 12/01/39	3,750,000	4,172,512
East Ascension Consolidated Gravity Drainage District No. 1 Project, Refunding, AMBAC Insured, 5.00%, 12/01/37	5,370,000	5,747,511
East Ascension Consolidated Gravity Drainage District No. 1 Project, Refunding, AMBAC Insured, 5.00%, 12/01/44	8,870,000	9,405,837
Independence Stadium Project, Refunding, 5.25%, 3/01/30	8,845,000	9,652,991
Jefferson Parish Projects, Refunding, Series A, 5.375%, 4/01/31	2,000,000	2,260,900
Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/21	2,215,000	2,216,661
Lake Charles Public Improvements Project, AMBAC Insured, 5.00%, 5/01/27	3,000,000	3,231,600
Livingston Parish Road Project, AMBAC Insured, 5.00%, 3/01/21	3,540,000	3,810,385
McNeese State University Student Parking, Cowboys Facilities Inc. Project, AGMC Insured, 5.00%, 3/01/36	1,800,000	1,963,188
Monroe Regional Airport Terminal Project, Assured Guaranty, 5.50%, 2/01/39	2,000,000	2,243,560
NATL Insured, Pre-Refunded, 5.00%, 12/01/26	3,000,000	3,033,810
Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/26	2,000,000	2,000,900
Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31	2,000,000	2,000,700
[a]Parking Facilities Corp. Phase I Project, Refunding, AGMC Insured, 3.00%, 10/01/16	1,000,000	1,050,900
Shreveport Airport Cargo Project, Series C, Assured Guaranty, 6.75%, 1/01/24	2,620,000	3,052,012
Shreveport Airport Cargo Project, Series C, Assured Guaranty, 7.00%, 1/01/33	2,500,000	2,881,800
Southeastern Louisiana Student Housing, University Facilities Inc. Project, Series A, NATL Insured, 5.00%, 8/01/27	3,000,000	3,097,710
Louisiana Public Facilities Authority Hospital Revenue,		
Franciscan Missionaries of Our Lady Health System Project, 6.75%, 7/01/39	3,500,000	4,149,565
Lafayette General Medical Center Project, Refunding, 5.50%, 11/01/40	5,000,000	5,431,600
Touro Infirmary Project, Series A, 5.625%, 8/15/29	3,435,000	3,437,198
Louisiana Public Facilities Authority Revenue,		
Archdiocese of New Orleans Project, Refunding, CIFG Insured, 5.00%, 7/01/31	6,000,000	6,228,300
Black and Gold Facilities Project, Series A, CIFG Insured, 5.00%, 7/01/30	5,000,000	4,850,450
CHRISTUS Health, Refunding, Series B, Assured Guaranty, 6.50%, 7/01/30	5,000,000	5,739,650
Entergy LLC Project, Refunding, 5.00%, 6/01/30	5,000,000	5,290,150
FHA Insured Mortgage, Baton Rouge General Medical Center Project, NATL Insured, 5.25%, 7/01/33	5,000,000	5,324,000
Loyola University Project, 5.00%, 10/01/39	5,000,000	5,487,850
Loyola University Project, 5.00%, 10/01/41	5,000,000	5,414,250
MFHR, One Lakeshore Place Apartments Project, Refunding, Series A, GNMA Secured, 6.40%, 7/20/20	1,280,000	1,276,672
Ochsner Clinic Foundation Project, 6.75%, 5/15/41	5,000,000	5,908,050
Ochsner Clinic Foundation Project, Refunding, Series A, 5.375%, 5/15/43	5,000,000	5,230,150

112 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Louisiana Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Louisiana (continued)		
Louisiana Public Facilities Authority Revenue, (continued)		
Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/27	$ 3,990,000	$ 4,282,347
Ochsner Clinic Foundation Project, Series B, ETM, 5.75%, 5/15/23	2,500,000	3,398,325
Louisiana State Citizens Property Insurance Corp. Assessment Revenue,		
Refunding, 5.00%, 6/01/24	4,000,000	4,554,960
Series B, AMBAC Insured, 5.00%, 6/01/23	5,000,000	5,446,750
Series C-2, Assured Guaranty, 6.75%, 6/01/26	5,000,000	6,039,600
Louisiana State Gasoline and Fuels Tax Revenue,		
Refunding, Series A-1, 5.00%, 5/01/27	8,000,000	9,797,920
Series A, AGMC Insured, 5.00%, 5/01/31	13,000,000	14,601,340
Series A, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 5/01/35	2,300,000	2,579,542
Louisiana State GO,		
Match, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 7/15/24	3,475,000	4,070,337
Match, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 7/15/25	1,765,000	2,067,380
Refunding, Series C, 5.00%, 7/15/26	4,600,000	5,657,908
Series A, 5.00%, 8/01/27	10,000,000	12,249,700
Series A, 5.00%, 9/01/27	6,200,000	7,365,166
Louisiana State Office Facilities Corp. Lease Revenue, Refunding, 5.00%,		
11/01/22	3,280,000	3,994,712
11/01/23	4,150,000	5,077,234
Louisiana State University and Agricultural and Mechanical College Board Revenue,		
AMBAC Insured, 5.00%, 7/01/22	5,000,000	5,159,950
Auxiliary, NATL RE, FGIC Insured, 5.00%, 7/01/31	3,000,000	3,236,250
Auxiliary, Refunding, 5.00%, 7/01/24	440,000	525,923
Auxiliary, Refunding, 5.00%, 7/01/25	375,000	445,388
Auxiliary, Series A, 5.00%, 7/01/40	5,000,000	5,516,150
Auxiliary, Series B, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/27	1,500,000	1,626,960
Monroe Sales Tax Increment Revenue, Economic Development Project, Garret Road, Refunding, Assured Guaranty,		
5.375%, 3/01/24	1,035,000	1,053,175
5.50%, 3/01/25	2,145,000	2,183,331
New Orleans Aviation Board Revenue, Restructuring GARB, Refunding, Series A-1, Assured Guaranty, 6.00%, 1/01/23	2,000,000	2,365,700
New Orleans GO,		
Drainage System, AMBAC Insured, 5.00%, 12/01/18	1,000,000	1,005,550
Public Improvement, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/29	1,485,000	1,645,870
Public Improvement, FGIC Insured, Pre-Refunded, 5.25%, 12/01/21	1,295,000	1,310,514
Radian Insured, 5.125%, 12/01/30	10,055,000	10,935,315
Refunding, NATL Insured, 5.125%, 9/01/21	2,000,000	2,000,000
Refunding, Series A, 5.00%, 12/01/30	3,575,000	4,022,983
Refunding, Series A, 5.00%, 12/01/31	1,060,000	1,187,030
Refunding, Series A, 5.00%, 12/01/33	1,430,000	1,584,554
New Orleans Sewage Service Revenue, Refunding, Assured Guaranty, 6.25%, 6/01/29	500,000	576,980
Port New Orleans Board of Commissioners Port Facility Revenue, Refunding, Assured Guaranty, 5.125%, 4/01/38	5,000,000	5,224,900
Shreveport GO, 5.00%,		
8/01/25	4,690,000	5,449,780
8/01/28	4,255,000	4,915,461
8/01/29	4,790,000	5,509,266

Semiannual Report | 113

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Louisiana Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Louisiana (continued)		
St. Charles Parish Gulf Opportunity Zone Revenue, Valero Project, Mandatory Put 6/01/22, 4.00%, 12/01/40	$ 3,500,000	$ 3,768,975
St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%, 6/01/37	5,000,000	5,324,550
St. Tammany Parish Utilities Revenue, Series B,		
5.50%, 8/01/35	2,650,000	3,018,960
5.00%, 8/01/44	3,290,000	3,597,154
Terrebonne Parish Hospital Service District No. 1 Hospital Revenue, Terrebonne General Medical Center Project, Refunding, AMBAC Insured, 5.50%, 4/01/33	2,155,000	2,208,056
Terrebonne Parish Sales and Use Tax Revenue, Morganza Levee Improvement, Series ST, AGMC Insured, 5.00%, 4/01/32	2,265,000	2,561,149
		424,937,634
U.S. Territories 10.2%		
Puerto Rico 9.4%		
Puerto Rico Commonwealth GO, Public Improvement,		
Refunding, Series A-4, AGMC Insured, 5.25%, 7/01/30	5,000,000	5,480,350
Series A, 5.00%, 7/01/33	615,000	619,379
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Refunding, Series L, NATL Insured, 5.25%, 7/01/35	10,000,000	10,764,100
Puerto Rico Electric Power Authority Power Revenue,		
Series CCC, 5.25%, 7/01/27	5,000,000	5,426,300
Series WW, 5.25%, 7/01/33	6,450,000	6,782,433
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,		
Series A, 5.50%, 8/01/42	6,000,000	6,475,800
Series B, 6.375%, 8/01/39	10,000,000	11,796,100
		47,344,462
U.S. Virgin Islands 0.8%		
Virgin Islands PFAR, Matching Fund Loan Note, sub. lien, Series B, 5.00%, 10/01/25	3,500,000	3,840,410
Total U.S. Territories		51,184,872
Total Municipal Bonds before Short Term Investments (Cost $441,283,411)		476,122,506
Short Term Investments 4.4%		
Municipal Bonds 4.4%		
Louisiana 4.4%		
[b]Louisiana Public Facilities Authority Hospital Revenue, Franciscan Missionaries of Our Lady Health System Project, Refunding, Series D, Daily VRDN and Put, 0.18%, 7/01/28	10,900,000	10,900,000
[b]Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop LLC Project, First Stage, ACES, Refunding, Daily VRDN and Put, 0.20%, 9/01/17	11,100,000	11,100,000
Total Short Term Investments (Cost $22,000,000)		22,000,000
Total Investments (Cost $463,283,411) 99.1%		498,122,506
Other Assets, less Liabilities 0.9%		4,504,187
Net Assets 100.0%		$502,626,693

See Abbreviations on page 175.

aSecurity purchased on a when-issued basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

114 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 115

Franklin Tax-Free Trust

Financial Highlights *(continued)*

Franklin Maryland Tax-Free Income Fund

Class C	Six Months Ended August 31, 2012 (unaudited)	Year Ended February 28, 2012[a]	2011	2010	2009	2008[a]
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$12.09	$11.08	$11.46	$10.50	$10.95	$11.99
Income from investment operations[b]:						
Net investment income[c]	0.19	0.42	0.40	0.43	0.44	0.43
Net realized and unrealized gains (losses)	0.15	1.00	(0.38)	0.96	(0.47)	(1.05)
Total from investment operations	0.34	1.42	0.02	1.39	(0.03)	(0.62)
Less distributions from net investment income	(0.20)	(0.41)	(0.40)	(0.43)	(0.42)	(0.42)
Redemption fees[d]	—	—	—	—	—[e]	—[e]
Net asset value, end of period	$12.23	$12.09	$11.08	$11.46	$10.50	$10.95
Total return[f]	2.80%	13.02%	0.12%	13.45%	(0.26)%	(5.35)%
Ratios to average net assets[g]						
Expenses	1.19%	1.20%	1.20%	1.21%	1.22%	1.22%
Net investment income	3.13%	3.67%	3.51%	3.89%	4.01%	3.63%
Supplemental data						
Net assets, end of period (000's)	$167,748	$155,763	$143,708	$142,575	$101,328	$82,927
Portfolio turnover rate	12.14%	11.62%	11.99%	7.33%	8.94%	10.28%

[a]For the year ended February 29.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Amount rounds to less than $0.01 per share.

[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[g]Ratios are annualized for periods less than one year.

116 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 117

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited)

Franklin Maryland Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 93.4%		
Maryland 75.7%		
Annapolis GO, Refunding, 5.00%, 8/01/31	$ 1,250,000	$ 1,502,438
Anne Arundel County GO,		
Consolidated General Improvement, Refunding, 5.00%, 4/01/22	6,060,000	7,776,010
Consolidated General Improvement, Refunding, 5.00%, 4/01/26	4,050,000	5,035,527
Consolidated General Improvement, Refunding, 5.00%, 4/01/27	4,050,000	5,007,946
Consolidated Water and Sewer, 5.00%, 4/01/41	12,620,000	14,721,987
Refunding, 4.625%, 3/01/32	2,000,000	2,022,640
Anne Arundel County MFR, Glenview Gardens Apartments Project, Mandatory Put 1/01/27, 5.00%, 1/01/28	2,000,000	2,134,940
Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.25%, 9/01/39	15,095,000	15,278,706
Baltimore County GO,		
Metropolitan District 74th Issue, Refunding, 5.00%, 2/01/32	1,250,000	1,525,613
Public Improvement, Refunding, 5.00%, 2/01/25	6,000,000	7,570,980
Public Improvement, Refunding, 5.00%, 2/01/28	5,000,000	6,207,200
Public Improvement, Refunding, 5.00%, 2/01/29	9,045,000	11,168,133
Baltimore County Metropolitan 68th District GO, Refunding, 5.00%, 8/01/32	1,000,000	1,002,300
Baltimore Project Revenue,		
sub. bond, Water Projects, Series A, 5.375%, 7/01/34	750,000	868,095
sub. bond, Water Projects, Series A, 5.75%, 7/01/39	1,250,000	1,467,250
Wastewater Projects, AGMC Insured, 5.00%, 7/01/37	5,000,000	5,597,850
Wastewater Projects, Series A, 5.00%, 7/01/41	14,435,000	16,693,356
Wastewater Projects, Series A, AGMC Insured, 5.00%, 7/01/38	5,000,000	5,566,850
Wastewater Projects, Series C, 5.125%, 7/01/34	1,835,000	2,107,938
Wastewater Projects, Series C, 5.625%, 7/01/39	2,965,000	3,477,560
Wastewater Projects, Series C, AMBAC Insured, 5.00%, 7/01/31	2,855,000	3,210,933
Wastewater Projects, Series D, AMBAC Insured, 5.00%, 7/01/32	2,120,000	2,405,543
Water Projects, Refunding, Series A, NATL RE, FGIC Insured, 5.125%, 7/01/42	11,740,000	11,766,650
Water Projects, Series A, 5.00%, 7/01/41	7,845,000	9,072,350
Water Projects, Series C, AMBAC Insured, 5.00%, 7/01/32	5,000,000	5,673,450
Frederick County Educational Facilities Revenue, Mount St. Mary University, Refunding, 5.625%, 9/01/38	5,000,000	5,045,150
Frederick County GO,		
Public Facilities, Series A, 4.00%, 8/01/29	1,395,000	1,552,816
Public Improvements, Series A, 5.00%, 3/01/34	8,580,000	9,906,983
Maryland Environmental Service Revenue, Mid-Shore II Regional Landfill Project, Refunding, 5.00%, 11/01/30	3,935,000	4,524,856
Maryland State Community Development Administration Department of Housing and CDR,		
Housing, Refunding, Series A, 6.00%, 7/01/32	4,000,000	4,003,840
Residential, Series B, 4.75%, 9/01/39	5,335,000	5,537,463
Residential, Series C, 5.375%, 9/01/39	10,000,000	10,551,200
Residential, Series C, 5.65%, 9/01/48	1,575,000	1,680,179
Residential, Series D, 5.25%, 9/01/29	2,460,000	2,461,427
Maryland State EDC, PCR, Potomac Electric Project, Refunding, 6.20%, 9/01/22	10,000,000	12,296,800
Maryland State EDC Student Housing Revenue,		
Senior, Towson University Project, 5.00%, 7/01/27	1,145,000	1,256,672
University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%, 7/01/30	3,245,000	3,304,578
University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%, 7/01/35	3,675,000	3,733,433

118 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Maryland Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Maryland (continued)		
Maryland State EDC Student Housing Revenue, (continued)		
University of Maryland College Park Projects, Refunding, Assured Guaranty, 5.00%, 6/01/25	$ 2,500,000	$ 2,650,825
University of Maryland College Park Projects, Refunding, Assured Guaranty, 5.00%, 6/01/28	2,000,000	2,100,520
University of Maryland College Park Projects, Refunding, Assured Guaranty, 5.00%, 6/01/33	9,370,000	9,741,052
Maryland State GO, State and Local Facilities Loan, First Series B, 4.00%, 3/15/24	3,625,000	4,123,727
Maryland State Health and Higher Educational Facilities Authority Revenue,		
Anne Arundel Health System, Series A, 6.75%, 7/01/29	2,000,000	2,452,400
Anne Arundel Health System, Series A, 6.75%, 7/01/39	2,000,000	2,431,780
Anne Arundel Health System, Series A, Pre-Refunded, 5.125%, 7/01/34	2,500,000	2,714,875
Anne Arundel Medical Center, AGMC Insured, 5.125%, 7/01/33	8,365,000	8,373,783
Carroll Hospital Center, 5.00%, 7/01/40	6,790,000	7,111,235
Edenwald, Series A, 5.40%, 1/01/31	1,000,000	1,033,670
Goucher College, Refunding, Series A, 5.00%, 7/01/34	1,500,000	1,689,525
Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27	11,000,000	14,138,190
Johns Hopkins Medical Institutions, Series A, 5.00%, 5/15/37	9,395,000	9,944,514
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/31	7,060,000	8,533,422
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/37	8,500,000	9,952,055
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/38	5,805,000	6,174,662
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/41	15,000,000	17,493,000
LifeBridge Health, Refunding, Assured Guaranty, 5.00%, 7/01/34	10,945,000	11,904,658
LifeBridge Health, Refunding, Assured Guaranty, 4.75%, 7/01/38	10,000,000	10,640,800
Loyola College, Series A, 5.00%, 10/01/40	10,050,000	10,508,682
Loyola University Maryland, Refunding, Series A, 5.00%, 10/01/39	2,250,000	2,562,975
Maryland Institute College of Art, 5.00%, 6/01/35	2,000,000	2,089,120
Maryland Institute College of Art, 5.00%, 6/01/36	6,900,000	7,289,091
Maryland Institute College of Art, 5.00%, 6/01/40	10,000,000	10,427,900
Mercy Medical Center, Series A, 5.00%, 7/01/37	10,000,000	10,389,400
Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%, 7/01/27	655,000	655,524
Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%, 7/01/34	5,000,000	5,063,800
Parking, Johns Hopkins Medical Institutions, Refunding, Series B, AMBAC Insured, 5.00%, 7/01/38	6,200,000	6,294,488
Peninsula Regional Medical Center, 5.00%, 7/01/36	6,625,000	6,900,004
Roland Park Place Project, Refunding, 5.625%, 7/01/18	2,500,000	2,502,600
Roland Park Place Project, Refunding, 5.625%, 7/01/24	2,680,000	2,681,447
Union Hospital Cecil County Issue, 5.00%, 7/01/35	3,015,000	3,118,867
University of Maryland Medical System, Refunding, AMBAC Insured, 5.25%, 7/01/28	15,000,000	16,561,650
University of Maryland Medical System, Series A, 5.00%, 7/01/41	2,500,000	2,626,475
Washington County Hospital, 5.75%, 1/01/38	2,500,000	2,668,125
Western Maryland Health, Refunding, Series A, NATL Insured, 4.75%, 7/01/36	17,120,000	17,766,280
Maryland State Transportation Authority Lease Revenue, Metrorail Parking Project, AMBAC Insured, 5.00%, 7/01/28	3,975,000	4,170,848
Maryland State Transportation Authority Transportation Facilities Projects Revenue, AGMC Insured,		
5.00%, 7/01/31	7,455,000	7,840,125
5.00%, 7/01/32	7,165,000	7,525,901
5.00%, 7/01/34	7,500,000	7,848,975
Pre-Refunded, 5.00%, 7/01/27	5,890,000	6,388,530

Semiannual Report | 119

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Maryland Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Maryland (continued)		
Montgomery County GO, Consolidated Public Improvement, Refunding, Series A, 4.00%, 11/01/20	$ 8,000,000	$ 9,375,280
Montgomery County Revenue, Department of Liquor Control,		
Refunding, Series A, 5.00%, 4/01/27	1,625,000	1,936,594
Refunding, Series A, 5.00%, 4/01/28	2,230,000	2,642,483
Refunding, Series A, 5.00%, 4/01/31	2,470,000	2,879,378
Series A, 5.00%, 4/01/30	1,935,000	2,266,949
Montgomery County Water Quality Protection Charge Revenue, Series A, 5.00%,		
4/01/30	1,855,000	2,179,977
4/01/31	1,240,000	1,451,631
Morgan State University Academic and Auxiliary Facilities Fees Revenue,		
[a]Refunding, 5.00%, 7/01/25	1,190,000	1,426,929
[a]Refunding, 5.00%, 7/01/26	355,000	422,975
[a]Refunding, 5.00%, 7/01/27	750,000	888,645
[a]Refunding, 5.00%, 7/01/29	630,000	740,559
[a]Refunding, 5.00%, 7/01/31	455,000	530,621
Series A, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 7/01/32	6,450,000	6,560,746
Prince George's County COP, Public Safety Communications, 5.00%, 10/01/30	3,060,000	3,581,699
Prince George's County GO, Consolidated Public Improvement,		
Pre-Refunded, 4.40%, 9/15/22	10,000,000	10,110,700
Series A, 5.00%, 9/15/28	3,725,000	4,574,523
Prince George's County IDA Lease Revenue, Upper Marlboro Justice, Series B, NATL Insured, 4.75%, 6/30/30	4,000,000	4,059,480
Westminster Education Facilities Revenue, McDaniel College Inc., Pre-Refunded, 5.50%,		
4/01/27	425,000	426,556
4/01/32	1,500,000	1,505,490
		549,364,357
District of Columbia 0.4%		
Washington Metropolitan Area Transit Authority Gross Revenue, Transit, Series A, 5.125%, 7/01/32	2,500,000	2,851,800
U.S. Territories 17.3%		
Puerto Rico 16.8%		
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A, 6.00%, 7/01/38	2,100,000	2,221,002
Puerto Rico Commonwealth GO, Public Improvement,		
Refunding, AGMC Insured, 5.125%, 7/01/30	1,935,000	1,936,742
Refunding, Series A, FGIC Insured, 5.50%, 7/01/22	5,000,000	5,543,800
Series A, 5.00%, 7/01/27	3,000,000	3,100,920
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,		
Refunding, Series N, Assured Guaranty, 5.25%, 7/01/36	5,000,000	5,851,900
Refunding, Series N, FGIC Insured, 5.25%, 7/01/39	5,000,000	5,251,600
Series G, 5.00%, 7/01/33	2,155,000	2,170,344
Series G, Pre-Refunded, 5.00%, 7/01/33	15,000	15,582
Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,		
AMBAC Insured, 5.00%, 7/01/31	5,000,000	5,041,100
FGIC Insured, 5.00%, 7/01/24	5,000,000	5,166,250

120 | Semiannual Report

See Abbreviations on page 175.

aSecurity purchased on a when-issued basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 121

122 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 123

124 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited)

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 97.7%		
Missouri 79.7%		
Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales Tax Revenue, Metrolink Cross County Extension, Assured Guaranty, 5.00%,		
10/01/35	$ 5,000,000	$ 5,619,100
10/01/39	30,300,000	33,664,815
Bi-State Development Agency Missouri-Illinois Metropolitan District Revenue, Metrolink Cross County Project, Series B, AGMC Insured, 5.00%, 10/01/32	7,300,000	7,524,183
Cape Girardeau County IDA Health Care Facilities Revenue,		
Southeast Missouri Hospital Assn., 5.00%, 6/01/36	7,500,000	7,712,625
St. Francis Medical Center, Series A, 5.50%, 6/01/27	6,350,000	6,459,284
St. Francis Medical Center, Series A, 5.50%, 6/01/32	5,000,000	5,077,250
St. Francis Medical Center, Series A, 5.75%, 6/01/39	3,150,000	3,494,075
Cape Girardeau County IDA Solid Waste Disposal Revenue, Procter and Gamble Paper Products, 5.30%, 5/15/28	6,875,000	6,877,200
Carroll County Public Water Supply District No. 1 Water System Revenue, Refunding,		
5.625%, 3/01/34	1,000,000	1,117,390
6.00%, 3/01/39	1,000,000	1,117,460
Columbia Special Obligation Electric Utility Improvement Revenue, Annual Appropriation Obligation, Series A, Pre-Refunded, 5.75%, 10/01/33	10,290,000	12,867,748
Columbia Special Obligation Revenue, Parking Project, Annual Appropriation Obligation, Series A-2, 4.00%, 3/01/31	1,165,000	1,271,155
Curators of the University of Missouri System Facilities Revenue,		
Refunding, 5.00%, 11/01/27	1,065,000	1,277,723
Series A, 5.00%, 11/01/33	5,000,000	5,567,400
Series A, 5.00%, 11/01/35	20,000,000	22,097,000
System Facilities, Refunding, Series A, 5.00%, 11/01/25	4,150,000	4,568,569
System Facilities, Refunding, Series A, 5.00%, 11/01/26	2,635,000	2,892,255
System Facilities, Series A, Pre-Refunded, 5.00%, 11/01/25	1,600,000	1,827,104
System Facilities, Series A, Pre-Refunded, 5.00%, 11/01/26	990,000	1,130,521
Ferguson Reorganized School District No R-2 GO, Missouri Direct Deposit Program, 5.00%, 5/01/24	1,265,000	1,594,064
Grandview COP, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 1/01/23	2,410,000	2,446,849
Hannibal IDA Health Facilities Revenue, Refunding, 5.00%, 3/01/22	1,000,000	1,052,180
Hazelwood School District GO, Missouri Direct Deposit Program, Refunding and Improvement,		
5.00%, 3/01/23	8,170,000	10,270,180
5.00%, 3/01/24	7,945,000	9,917,346
4.50%, 3/01/32	6,000,000	6,903,900
Independence School District GO, Missouri Direct Deposit Program, Series A, 5.00%,		
3/01/27	3,300,000	3,872,352
3/01/28	3,000,000	3,504,690
3/01/29	3,000,000	3,489,120
Jackson County Reorganized School District No. 4 Blue Springs GO, Refunding and Improvement, Series A, 5.00%, 3/01/29	4,000,000	4,652,520
Jackson County Special Obligation Revenue,		
Harry S. Truman Sports Complex, AMBAC Insured, 5.00%, 12/01/28	2,400,000	2,533,680
Harry S. Truman Sports Complex, AMBAC Insured, 5.00%, 12/01/29	26,925,000	28,316,753
NATL Insured, 5.00%, 12/01/27	3,105,000	3,140,366
Jefferson County Consolidated School District No. 006 Lease Participation COP, AGMC Insured, 5.00%, 3/01/25	1,050,000	1,113,147

Semiannual Report | 125

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Missouri (continued)		
Joplin IDA Health Facilities Revenue,		
Freeman Health System Project, 5.125%, 2/15/26	$ 6,000,000	$ 6,707,160
Freeman Health System Project, 5.50%, 2/15/31	2,055,000	2,294,223
Freeman Health Systems Project, 5.00%, 2/15/28	1,150,000	1,274,223
Freeman Health Systems Project, 5.50%, 2/15/29	2,000,000	2,124,200
Freeman Health Systems Project, 5.75%, 2/15/35	2,500,000	2,639,525
Kansas City GO, Refunding and Improvement, Series A,		
5.00%, 2/01/23	5,000,000	6,260,350
4.50%, 2/01/26	14,320,000	16,745,522
4.50%, 2/01/28	1,275,000	1,472,447
4.50%, 2/01/30	1,615,000	1,839,114
Kansas City IDAR,		
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/29	5,000,000	5,761,150
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/30	12,000,000	13,767,000
Downtown Redevelopment District, Refunding, Series A, 5.00%, 9/01/32	3,000,000	3,317,580
Kansas City Missouri IDA, AMBAC Insured, 5.00%, 12/01/24	4,470,000	4,906,853
Kansas City Missouri IDA, AMBAC Insured, 4.50%, 12/01/32	8,250,000	8,697,728
Kansas City Missouri IDA, AMBAC Insured, 5.00%, 12/01/32	15,000,000	16,246,350
Kansas City Sanitary Sewer System Revenue,		
Refunding, 5.00%, 1/01/37	29,210,000	33,597,634
Series A, 5.25%, 1/01/34	9,500,000	10,874,650
Kansas City Special Obligation Revenue, Arena Project, Refunding and Improvement, Series C, 5.125%, 4/01/38	10,000,000	10,705,800
Kansas City Special Obligation Tax Allocation, East Village Project, Series B, Assured Guaranty, 5.00%, 4/15/31	6,445,000	7,204,414
Kansas City Water Revenue,		
Refunding and Improvement, Series A, 5.25%, 12/01/32	12,725,000	14,622,552
Series A, 4.50%, 12/01/32	1,450,000	1,651,869
Series A, 4.50%, 12/01/36	5,155,000	5,739,319
Lincoln University Auxiliary System Sub. Revenue, Assured Guaranty, 5.125%, 6/01/37	2,325,000	2,477,985
Metropolitan St. Louis Sewer District Wastewater System Revenue,		
Series A, 5.75%, 5/01/38	2,000,000	2,281,880
Series A, 5.00%, 5/01/42	20,000,000	23,348,400
Series A, NATL Insured, 5.00%, 5/01/34	24,730,000	25,347,508
Series C, NATL Insured, 5.00%, 5/01/36	22,740,000	24,803,655
Missouri Development Finance Board Cultural Facilities Revenue, Series B, 5.00%, 6/01/37	28,435,000	30,900,883
Missouri Joint Municipal Electric Utility Commission Power Project Revenue,		
Iatan 2 Project, Series A, 6.00%, 1/01/39	15,750,000	17,717,017
Plum Point Project, NATL Insured, 5.00%, 1/01/28	5,235,000	5,457,121
Plum Point Project, NATL Insured, 5.00%, 1/01/34	34,945,000	36,096,088
Series A, AMBAC Insured, 5.00%, 1/01/42	34,410,000	36,174,545
Missouri Joint Municipal Electric Utility Commission Power Supply System Revenue, MoPEP Facilities, 5.00%,		
1/01/32	3,600,000	3,964,824
1/01/37	3,400,000	3,650,852
Missouri Southern State College Revenue, Auxiliary Enterprise System, NATL Insured, 5.50%, 4/01/23	1,200,000	1,202,280
Missouri State Board of Public Buildings Special Obligation Revenue, Refunding, Series A, 4.00%, 10/01/25	9,370,000	10,429,560

126 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Missouri (continued)		
Missouri State Development Finance Board Revenue,		
Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	$ 5,000,000	$ 5,383,800
Independence Missouri Electric System, Dodwood Project, Series A, 5.00%, 6/01/37	5,000,000	5,267,550
Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and Gamble Paper Product, 5.20%, 3/15/29	3,000,000	3,682,680
Missouri State Environmental Improvement and Energy Resources Authority PCR, St. Joseph Light and Power Co. Project, Refunding, AMBAC Insured, 5.85%, 2/01/13	2,100,000	2,105,355
Missouri State Environmental Improvement and Energy Resources Authority Water PCR, State Revolving Fund,		
Series A, 6.55%, 7/01/14	50,000	50,208
Series A, 5.75%, 1/01/16	80,000	80,271
Series B, 5.80%, 1/01/15	65,000	65,229
Series B, 7.20%, 7/01/16	120,000	120,518
Series B, AGMC Insured, 6.05%, 7/01/16	325,000	326,167
Missouri State Environmental Improvement and Energy Resources Authority Water Pollution Control and Drinking Water Revenue, State Revolving Funds Programs,		
Refunding, Series A, 5.00%, 1/01/23	14,000,000	17,026,940
Refunding, Series A, 5.00%, 1/01/24	7,890,000	9,541,772
Refunding, Series A, 5.00%, 1/01/24	6,000,000	7,523,340
Refunding, Series B, 5.50%, 7/01/21	60,000	60,159
Series A, 5.75%, 1/01/29	2,500,000	3,070,525
Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,		
A.T. Still University Health Sciences, 5.00%, 10/01/26	3,095,000	3,567,328
A.T. Still University Health Sciences, 5.25%, 10/01/31	1,200,000	1,352,016
A.T. Still University Health Sciences, 5.25%, 10/01/41	4,500,000	5,007,465
The Washington University, Series A, 5.375%, 3/15/39	16,825,000	19,381,559
The Washington University, Series A, 5.00%, 11/15/41	6,000,000	7,041,720
The Washington University, Series B, 5.00%, 11/15/37	14,000,000	16,505,160
Webster University Project, Refunding and Improvement, 5.00%, 4/01/36	7,000,000	7,738,710
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,		
CoxHealth, 5.50%, 11/15/39	14,325,000	15,772,684
Freeman Health Systems Project, 5.25%, 2/15/28	2,750,000	2,753,163
Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured, 5.00%, 8/15/21	4,585,000	4,712,922
Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured, 5.25%, 8/15/28	4,900,000	4,997,608
Lake Regional Health System, Refunding, 5.00%, 2/15/24	4,000,000	4,434,240
Lake Regional Health Systems Project, 5.60%, 2/15/25	1,250,000	1,285,500
Lake Regional Health Systems Project, 5.70%, 2/15/34	2,750,000	2,820,208
SSM Health Care, Series B, 5.00%, 6/01/30	16,150,000	18,150,985
SSM Health Care, Series B, 5.00%, 6/01/34	7,000,000	7,725,830
St. Luke's Episcopal, 5.00%, 12/01/34	7,500,000	7,890,675
St. Luke's Health System, Series A, AGMC Insured, 5.50%, 11/15/35	10,000,000	11,022,200
St. Luke's Health System, Series B, AGMC Insured, 5.50%, 11/15/35	6,725,000	7,412,430
Missouri State Health and Educational Facilities Authority Revenue,		
Children's Mercy Hospital, 5.625%, 5/15/39	9,500,000	10,521,250
Educational Facilities, Washington University, Series A, Pre-Refunded, 5.00%, 2/15/33	15,125,000	15,448,070
Lutheran Senior Services, 5.75%, 2/01/31	1,900,000	2,125,169
Lutheran Senior Services, 6.00%, 2/01/41	4,250,000	4,767,565

Semiannual Report | 127

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Missouri (continued)		
Missouri State Health and Educational Facilities Authority Revenue, (continued)		
Senior Living Facilities, Lutheran Senior, 5.375%, 2/01/35	$ 2,520,000	$ 2,704,968
Senior Living Facilities, Lutheran Senior Services, Refunding, Series B, 5.125%, 2/01/22	3,400,000	3,617,226
Senior Living Facilities, Lutheran Senior Services, Refunding, Series B, 5.125%, 2/01/27	2,700,000	2,814,831
Senior Living Facilities, Lutheran Senior Services, Series A, 5.00%, 2/01/25	1,500,000	1,547,880
Senior Living Facilities, Lutheran Senior Services, Series A, 5.375%, 2/01/35	4,655,000	4,778,590
Senior Living Facilities, Lutheran Senior Services Projects, 5.50%, 2/01/42	8,985,000	9,679,720
Missouri State Highways and Transit Commission State Road Revenue,		
5.00%, 5/01/20	6,875,000	8,417,406
5.00%, 5/01/21	5,000,000	6,044,150
first lien, Series B, 5.00%, 5/01/24	6,005,000	6,874,404
Series A, 5.00%, 5/01/24	1,150,000	1,359,162
Missouri State Housing Development Commission SFMR, Homeownership Loan Program,		
Series A-1, GNMA Secured, 4.75%, 9/01/32	880,000	879,648
Series C, GNMA Secured, 5.00%, 3/01/32	925,000	1,001,211
Series D, GNMA Secured, 4.70%, 3/01/35	3,210,000	3,359,714
Monarch-Chesterfield Levee District Revenue, NATL Insured, 5.75%, 3/01/19	1,920,000	1,926,202
North Kansas City Hospital Revenue, North Kansas City Hospital, Series A, AGMC Insured,		
5.00%, 11/15/20	1,000,000	1,020,360
5.00%, 11/15/21	1,000,000	1,020,010
5.00%, 11/15/22	1,000,000	1,019,420
5.00%, 11/15/28	1,965,000	1,990,270
5.125%, 11/15/33	2,755,000	2,782,219
Pettis County School District 200 Sedalia Lease COP, Missouri State Assn. of Rural Education, Assured Guaranty, 5.00%, 3/01/27	6,610,000	7,348,668
Riverside-Quindaro Bend Levee District of Platte County Levee Improvement Revenue, L-385 Project, Refunding, Radian Insured, 5.00%, 3/01/27	5,000,000	5,068,050
Sikeston Electric Revenue, Refunding, 5.00%,		
6/01/19	11,925,000	13,866,628
6/01/20	12,525,000	14,618,804
6/01/21	13,130,000	15,354,353
6/01/22	12,570,000	14,771,258
Springfield Public Building Corp. Leasehold Revenue,		
Capital Improvement Program, AMBAC Insured, 5.00%, 3/01/24	2,600,000	2,702,570
Springfield Branson Airport, Series A, AMBAC Insured, 5.00%, 7/01/36	5,000,000	5,346,950
Springfield Public Utility Revenue, NATL RE, FGIC Insured, 4.75%, 8/01/34	3,000,000	3,235,530
Springfield School District No. R-12 GO, Missouri Direct Deposit Program,		
AGMC Insured, 5.00%, 3/01/26	5,000,000	5,604,900
Refunding, 4.00%, 3/01/22	1,000,000	1,177,700
Refunding, 4.00%, 3/01/23	1,000,000	1,182,120
Springfield Special Obligation Revenue, Sewer System Improvements Project, 5.00%,		
4/01/31	1,795,000	2,101,442
4/01/32	1,885,000	2,196,553
St. Joseph IDA Special Obligation Revenue, Sewer System Improvements Project, 5.00%, 4/01/27	2,655,000	2,851,921
St. Louis Airport Revenue, Lambert-St. Louis International Airport,		
Refunding, NATL Insured, 5.50%, 7/01/29	13,070,000	15,346,925
Refunding, Series A, AGMC Insured, 5.00%, 7/01/23	14,615,000	15,903,312

128 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Missouri (continued)		
St. Louis Airport Revenue, Lambert-St. Louis International Airport, (continued)		
Refunding, Series B, AGMC Insured, 5.00%, 7/01/25	$ 9,420,000	$ 9,913,043
Series A-1, 6.125%, 7/01/24	2,000,000	2,319,880
Series A-1, 6.625%, 7/01/34	5,000,000	5,877,300
St. Louis County IDA, MFHR, Lucas Hunt Village Project, GNMA Secured, 5.20%, 9/20/31	1,095,000	1,095,887
St. Louis Municipal Finance Corp. Leasehold Revenue, Convention Center Capital Improvement, Series B, Assured Guaranty, 5.375%, 7/15/38	22,725,000	25,478,588
St. Louis Municipal Finance Corp. Recreation Sales Tax Leasehold Revenue, AMBAC Insured, 5.00%,		
2/15/32	8,075,000	8,474,147
2/15/37	7,800,000	8,085,402
Taney County IDA Hospital Revenue, The Skaggs Community Hospital Assn., Refunding,		
5.30%, 5/15/18	2,365,000	2,366,135
5.40%, 5/15/28	1,500,000	1,487,355
Taney County Reorganized School District GO, No. R-V Hollister, AGMC Insured, Pre-Refunded, 5.00%, 3/01/20	1,300,000	1,328,041
West Plains IDA Hospital Revenue, Ozarks Medical Center, Refunding,		
5.50%, 11/15/12	245,000	245,884
5.60%, 11/15/17	1,700,000	1,701,547
5.65%, 11/15/22	1,500,000	1,500,720
		1,115,400,240
U.S. Territories 18.0%		
Puerto Rico 17.6%		
Puerto Rico Commonwealth GO, Public Improvement,		
Refunding, Series A, 6.50%, 7/01/40	7,000,000	8,025,780
Refunding, Series A, 5.75%, 7/01/41	15,000,000	15,760,500
Refunding, Series C, AGMC Insured, 5.375%, 7/01/28	3,245,000	3,474,973
Series A, 6.00%, 7/01/38	6,250,000	6,791,437
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,		
NATL Insured, 5.50%, 7/01/28	2,545,000	2,852,182
Series Y, Pre-Refunded, 5.50%, 7/01/36	9,500,000	11,322,575
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Refunding, Series N,		
Assured Guaranty, 5.50%, 7/01/26	7,410,000	8,977,067
FGIC Insured, 5.25%, 7/01/39	4,970,000	5,220,090
Puerto Rico Electric Power Authority Power Revenue,		
Refunding, Series A, 5.00%, 7/01/42	4,500,000	4,573,035
Refunding, Series AAA, 5.25%, 7/01/28	5,000,000	5,405,350
Refunding, Series CCC, 5.00%, 7/01/28	4,000,000	4,257,800
Series CCC, 5.25%, 7/01/28	7,000,000	7,567,490
Series TT, 5.00%, 7/01/32	5,000,000	5,146,200
Series WW, 5.50%, 7/01/38	19,320,000	20,552,230
Series XX, 5.75%, 7/01/36	6,000,000	6,543,060
Series XX, 5.25%, 7/01/40	27,750,000	28,792,290
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Industrial Revenue, Guaynabo Municipal Government Center Project,		
5.625%, 7/01/22	2,500,000	2,502,050

Semiannual Report | 129

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
U.S. Territories (continued)		
Puerto Rico (continued)		
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series I,		
5.00%, 7/01/36	$ 9,685,000	$ 9,731,101
Pre-Refunded, 5.375%, 7/01/34	10,000,000	10,900,900
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding,		
Series B, 5.50%, 8/01/31	6,200,000	6,529,468
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,		
Refunding, Series A-1, AGMC Insured, 5.00%, 8/01/43	1,645,000	1,798,067
Refunding, Series C, 5.375%, 8/01/36	6,900,000	7,478,772
Series A, 5.50%, 8/01/37	3,000,000	3,249,780
Series A, 5.375%, 8/01/39	7,000,000	7,513,800
Series A-1, 5.25%, 8/01/43	14,000,000	14,878,780
Series B, 6.375%, 8/01/39	10,000,000	11,796,100
Series C, 5.50%, 8/01/40	15,000,000	16,278,300
Series C, 5.25%, 8/01/41	7,500,000	7,931,625
		245,850,802
U.S. Virgin Islands 0.4%		
Virgin Islands PFAR,		
Matching Fund Loan Note, senior lien, Series A, 5.00%, 10/01/29	2,500,000	2,726,700
senior lien, Capital Projects, Series A-1, 5.00%, 10/01/39	2,500,000	2,588,675
		5,315,375
Total U.S. Territories		251,166,177
Total Municipal Bonds before Short Term Investments (Cost $1,275,803,465)		1,366,566,417
Short Term Investments 1.2%		
Municipal Bonds 1.2%		
Missouri 1.2%		
[a] Missouri Development Finance Board Cultural Facilities Revenue, The Nelson Gallery Foundation, Refunding, Series A, Daily VRDN and Put, 0.18%, 12/01/37	4,600,000	4,600,000
[a] Missouri State Health and Educational Facilities Authority Educational Facilities Revenue, St. Louis University,		
Refunding, Series A-2, Daily VRDN and Put, 0.18%, 10/01/35	825,000	825,000
Refunding, Series B-1, Daily VRDN and Put, 0.23%, 10/01/35	4,015,000	4,015,000
Refunding, Series B-2, Daily VRDN and Put, 0.18%, 10/01/35	5,535,000	5,535,000
Series B, Daily VRDN and Put, 0.21%, 10/01/24	2,600,000	2,600,000
Total Short Term Investments (Cost $17,575,000)		17,575,000
Total Investments (Cost $1,293,378,465) 98.9%		1,384,141,417
Other Assets, less Liabilities 1.1%		14,869,101
Net Assets 100.0%		$1,399,010,518

See Abbreviations on page 175.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

130 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 131

132 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 133

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited)

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 92.2%		
North Carolina 76.8%		
Albemarle Hospital Authority Health Care Facilities Revenue, Refunding, 5.25%, 10/01/38	$ 3,000,000	$ 3,025,080
Asheville Water System Revenue, NATL Insured, 5.00%, 8/01/32	2,110,000	2,345,750
Brunswick County Enterprise System Revenue, Series A, AGMC Insured, Pre-Refunded, 5.00%,		
4/01/27	1,500,000	1,610,055
4/01/28	1,750,000	1,878,398
Buncombe County COP, NATL Insured, 5.00%, 4/01/22	1,000,000	1,114,180
Cape Fear Public Utility Authority Water and Sewer System Revenue, 5.00%,		
8/01/35	21,000,000	23,777,880
8/01/36	8,000,000	9,496,000
Cary Combined Enterprise System Revenue, Refunding, Series 2007, 5.00%, 12/01/33	5,405,000	6,058,464
Charlotte Airport Revenue,		
Charlotte Douglas International Airport, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/32	20,680,000	22,707,260
Charlotte Douglas International Airport, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/36	13,085,000	14,244,462
Charlotte Douglas International Airport, Series A, 5.00%, 7/01/41	12,000,000	13,628,160
Refunding, Series A, 5.50%, 7/01/34	3,765,000	4,448,197
Series A, 5.00%, 7/01/39	3,000,000	3,377,460
Series A, NATL Insured, 5.00%, 7/01/29	5,000,000	5,231,750
Series A, NATL Insured, 5.00%, 7/01/34	10,000,000	10,403,500
Charlotte COP,		
Governmental Facilities Projects, Series G, 5.00%, 6/01/28	3,000,000	3,087,300
Refunding, Series C, 5.00%, 6/01/39	6,000,000	6,618,900
Transit Projects, Phase II, Series E, 5.00%, 6/01/35	6,000,000	6,332,100
Transit Projects Phase II, Refunding, Series A, 5.00%, 6/01/33	2,500,000	2,774,100
Charlotte GO, Refunding, Series A, 5.00%, 7/01/32	5,000,000	6,106,600
Charlotte Storm Water Fee Revenue,		
5.00%, 6/01/35	10,000,000	10,972,300
Refunding, 5.00%, 6/01/25	1,000,000	1,013,340
Charlotte Water and Sewer System Revenue,		
5.00%, 7/01/38	11,775,000	13,298,449
Refunding, Series B, 5.00%, 7/01/38	10,000,000	11,618,800
The Charlotte-Mecklenburg Hospital Authority Health Care System Revenue, Carolinas HealthCare System,		
Refunding, Series A, 5.25%, 1/15/34	4,000,000	4,458,480
Refunding, Series A, 5.00%, 1/15/39	15,000,000	16,059,750
Refunding, Series A, 5.00%, 1/15/43	5,000,000	5,518,300
Series A, 5.25%, 1/15/42	10,000,000	11,266,000
Series A, AGMC Insured, 5.00%, 1/15/23	7,780,000	8,756,234
Chatham County COP, AMBAC Insured, 5.00%, 6/01/34	5,000,000	5,314,300
Columbus County Industrial Facilities and PCFA Revenue, International Paper Co. Projects, 5.70%, 5/01/34	2,500,000	2,779,400
Dare County COP,		
AMBAC Insured, 5.00%, 6/01/29	5,295,000	5,516,490
AMBAC Insured, Pre-Refunded, 5.00%, 6/01/23	3,000,000	3,034,170
NATL RE, FGIC Insured, 5.00%, 6/01/23	2,000,000	2,161,140

134 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
North Carolina (continued)		
Dare County Utility System Revenue, 5.00%, 2/01/41	$ 5,000,000	$ 5,686,000
Durham County COP, Series A, 5.00%, 6/01/31	4,000,000	4,555,080
Durham County Enterprise System Revenue, NATL Insured, 5.00%, 6/01/23	1,670,000	1,708,978
Durham Utility System Revenue, Refunding, 5.00%, 6/01/41	4,000,000	4,654,040
Greenville Utilities Commission Combined Enterprise System Revenue, Refunding, Series A, AGMC Insured, 5.00%, 11/01/33	6,000,000	6,733,860
Guilford County GO, Refunding, Series C, 5.00%, 2/01/22	5,920,000	7,310,490
Halifax County Industrial Facilities and PCFA Revenue, Champion International Corp. Project,		
5.45%, 11/01/33	4,000,000	4,000,680
Refunding, 6.45%, 11/01/29	3,900,000	3,903,471
Harnett County COP,		
AGMC Insured, Pre-Refunded, 5.125%, 12/01/23	1,000,000	1,021,690
Assured Guaranty, 5.00%, 6/01/28	1,000,000	1,140,090
Assured Guaranty, 5.00%, 6/01/29	500,000	567,410
High Point Combined Enterprise System Revenue,		
AGMC Insured, 5.00%, 11/01/33	5,000,000	5,798,250
NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 11/01/31	11,000,000	12,100,990
Iredell County COP, Iredell County School Project, AGMC Insured,		
5.125%, 6/01/27	4,000,000	4,512,080
5.00%, 6/01/28	1,000,000	1,117,480
Johnston Memorial Hospital Authority Mortgage Revenue, AGMC Insured, 5.25%, 10/01/36	7,000,000	7,651,840
Mecklenburg County COP, Series A, 5.00%, 2/01/28	350,000	399,466
Monroe COP, Assured Guaranty, 5.50%,		
3/01/34	2,425,000	2,755,431
3/01/39	1,085,000	1,217,294
Nash Health Care System Health Care Facilities Revenue,		
5.00%, 11/01/41	5,000,000	5,426,050
AGMC Insured, 5.00%, 11/01/30	2,250,000	2,433,983
New Hanover County Hospital Revenue, New Hanover Regional Medical Center Project, Refunding, Series B, AGMC Insured,		
5.00%, 10/01/27	3,500,000	3,909,780
5.125%, 10/01/31	8,385,000	9,320,347
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue,		
Johnson and Wales University Project, Series A, XLCA Insured, 5.00%, 4/01/33	3,000,000	3,014,280
Wake Forest University, 5.00%, 1/01/38	27,000,000	30,702,240
North Carolina Capital Facilities Finance Agency Revenue,		
Duke University Project, Refunding, Series A, 5.00%, 10/01/41	11,080,000	12,095,814
Duke University Project, Refunding, Series A, 5.00%, 10/01/44	12,050,000	13,475,997
Duke University Project, Refunding, Series B, 5.00%, 10/01/38	20,000,000	23,024,600
Duke University Project, Refunding, Series B, 4.75%, 7/01/42	10,000,000	10,845,100
Duke University Project, Series A, 5.00%, 10/01/39	2,615,000	2,924,459
Duke University Project, Series A, Pre-Refunded, 5.25%, 7/01/42	10,000,000	10,035,200
Methodist University, 5.00%, 3/01/34	2,000,000	2,166,440
North Carolina Eastern Municipal Power Agency Power System Revenue,		
Refunding, Series A, 6.50%, 1/01/18	3,000,000	3,800,970
Refunding, Series A, 5.00%, 1/01/24	10,000,000	11,205,900
Refunding, Series A, AMBAC Insured, 5.00%, 1/01/21	11,555,000	12,955,466

Semiannual Report | 135

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
North Carolina (continued)		
North Carolina Eastern Municipal Power Agency Power System Revenue, (continued)		
Series A, 5.00%, 1/01/26	$ 1,770,000	$ 2,078,954
Series C, 6.75%, 1/01/24	3,500,000	4,350,500
North Carolina Medical Care Commission Health Care Facilities Revenue,		
Duke University Health System, Series A, 5.00%, 6/01/42	11,500,000	12,715,550
Duke University Health System, Series A, 5.00%, 6/01/42	8,150,000	9,094,666
Duke University Health System, Series A, 5.00%, 6/01/42	10,880,000	12,254,362
FirstHealth Carolinas Project, Series A, Pre-Refunded, 6.125%, 10/01/39	11,315,000	12,666,124
FirstHealth Carolinas Project, Series C, 5.00%, 10/01/29	5,000,000	5,220,600
Novant Health Obligated Group, NATL Insured, 5.00%, 11/01/39	9,680,000	10,140,865
Refunding, NATL RE, FGIC Insured, 5.00%, 1/01/33	10,805,000	11,053,515
Rex Healthcare, Refunding, Series A, 5.00%, 7/01/30	5,000,000	5,505,350
Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/19	550,000	551,012
Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/29	1,220,000	1,221,391
University Health System, Refunding, Series D, 6.25%, 12/01/33	10,000,000	11,822,900
Vidant Health, Refunding, Series A, 5.00%, 6/01/36	4,500,000	4,951,170
WakeMed Project, Refunding, Series A, 5.00%, 10/01/38	9,005,000	9,941,520
WakeMed Project, Series A, Assured Guaranty, Pre-Refunded, 5.625%, 10/01/29	1,500,000	1,663,665
WakeMed Project, Series A, Assured Guaranty, Pre-Refunded, 5.625%, 10/01/38	6,000,000	6,654,660
WakeMed Project, Series A, Assured Guaranty, Pre-Refunded, 5.875%, 10/01/38	2,515,000	2,802,364
North Carolina Medical Care Commission Health Care System Facilities Revenue, Appalachian Regional Healthcare System, Refunding, Series A,		
6.50%, 7/01/31	5,000,000	5,868,150
6.625%, 7/01/34	6,000,000	7,014,480
North Carolina Medical Care Commission Health System Revenue, Mission Health Combination Group, Refunding, AGMC Insured, 5.00%, 10/01/36	5,000,000	5,357,500
North Carolina Medical Care Commission Hospital Revenue,		
Annie Penn Memorial Hospital Project, Pre-Refunded, 5.375%, 1/01/22	1,920,000	2,098,771
Halifax Regional Medical Center Project, 5.00%, 8/15/24	1,800,000	1,772,928
North Carolina Baptist Hospital, Refunding, 5.00%, 6/01/34	10,000,000	11,036,900
Southeastern Regional Medical Center, 6.25%, 6/01/29	4,000,000	4,008,080
Southeastern Regional Medical Center, 5.375%, 6/01/32	3,500,000	3,538,675
North Carolina Medical Care Commission Revenue,		
Betsy Johnson Regional Hospital Project, AGMC Insured, Pre-Refunded, 5.125%, 10/01/32	4,500,000	4,735,125
Rowan Regional Medical Center Project, AGMC Insured, Pre-Refunded, 5.00%, 9/01/33	21,720,000	23,726,276
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,		
Refunding, Series A, 5.00%, 1/01/26	2,500,000	2,821,075
Refunding, Series A, 5.00%, 1/01/30	4,670,000	5,183,980
Refunding, Series B, 5.00%, 1/01/21	5,000,000	5,937,850
Series A, NATL Insured, 5.25%, 1/01/19	5,000,000	5,073,400
Series A, NATL Insured, 5.25%, 1/01/20	1,500,000	1,521,765
North Carolina State Capital Facilities Finance Agency Revenue, Davidson College, 5.00%, 3/01/40	4,000,000	4,652,600
North Carolina State Capital Improvement Limited Obligation Revenue,		
Series A, 5.00%, 5/01/28	5,000,000	5,771,800
Series C, 5.00%, 5/01/29	10,000,000	11,951,300

136 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
North Carolina (continued)		
North Carolina State COP, Western Carolina University Housing Project, AMBAC Insured, 5.00%, 6/01/33	$ 1,500,000	$ 1,518,975
North Carolina State GO,		
Public Improvement, Series A, 5.00%, 5/01/23	10,000,000	12,382,700
Public Improvement, Series A, 5.00%, 5/01/24	23,370,000	28,843,955
Public Improvement, Series A, 4.50%, 3/01/26	4,855,000	5,353,560
Refunding, Series B, 5.00%, 6/01/19	5,000,000	6,236,900
North Carolina State Infrastructure Financial Corp. COP, Capital Improvement, Series A, 5.00%, 5/01/22	6,595,000	7,542,240
North Carolina State Ports Authority Port Facilities Revenue, senior lien, Refunding, Series A, 5.25%, 2/01/40	6,000,000	6,460,320
North Carolina State Turnpike Authority Monroe Connector System State Appropriated Revenue, 5.00%, 7/01/41	6,565,000	7,418,056
North Carolina Turnpike Authority Triangle Expressway System Revenue, Series A, Assured Guaranty,		
5.50%, 1/01/29	6,400,000	7,462,720
5.75%, 1/01/39	12,120,000	13,860,068
Northern Hospital District of Surry County Health Care Facilities Revenue,		
6.00%, 10/01/28	1,000,000	1,078,750
6.25%, 10/01/38	2,000,000	2,166,560
Oak Island Enterprise System Revenue,		
Assured Guaranty, 6.00%, 6/01/34	1,540,000	1,782,165
Assured Guaranty, 6.00%, 6/01/36	1,000,000	1,150,100
Series A, NATL Insured, 5.00%, 6/01/33	5,000,000	5,435,200
Onslow County Hospital Authority FHA Insured Mortgage Revenue, Onslow Memorial Hospital Project, NATL Insured, 5.00%,		
4/01/31	5,795,000	6,171,675
10/01/34	6,000,000	6,364,200
Onslow Water and Sewer Authority Combined Enterprise System Revenue, Series A, NATL Insured, 5.00%, 6/01/33	7,500,000	8,288,850
Pasquotank County COP, NATL Insured, 5.00%, 6/01/25	1,400,000	1,452,990
Pitt County COP, School Facilities Project, Series B, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/29	2,500,000	2,683,425
Pitt County Revenue, Assured Guaranty, 5.00%, 4/01/34	1,000,000	1,134,510
Raleigh Combined Enterprise System Revenue,		
5.00%, 3/01/40	11,915,000	13,727,152
Pre-Refunded, 5.00%, 3/01/31	10,360,000	11,087,894
Refunding, Series A, 5.00%, 3/01/30	2,545,000	3,091,335
Refunding, Series A, 5.00%, 3/01/31	2,000,000	2,416,180
Series A, 5.00%, 3/01/36	6,000,000	6,654,540
Raleigh COP, Downtown Improvement Projects, Series A, 5.00%, 2/01/29	6,070,000	6,424,549
Raleigh-Durham Airport Authority Airport Revenue,		
Refunding, Series A, 5.00%, 5/01/36	10,785,000	12,100,770
Series A, AMBAC Insured, 5.00%, 5/01/30	14,060,000	14,948,873
Rockingham County COP, Assured Guaranty, 5.00%, 4/01/32	9,380,000	10,269,881
Union County COP, AMBAC Insured, 5.00%, 6/01/30	5,000,000	5,469,200

Semiannual Report | 137

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
North Carolina (continued)		
University of North Carolina at Chapel Hill Revenue, Board of Governors of the University of North Carolina, General,		
5.00%, 12/01/31	$ 9,000,000	$ 10,321,200
Pre-Refunded, 5.00%, 12/01/28	1,000,000	1,058,710
Refunding, Series A, 5.00%, 12/01/34	11,460,000	12,760,939
University of North Carolina at Charlotte Revenue,		
General, Series B, AGMC Insured, 5.00%, 4/01/32	5,000,000	5,477,650
Series A, 5.00%, 4/01/37	12,995,000	15,107,597
Series A, 5.00%, 4/01/41	18,000,000	20,796,660
University of North Carolina at Greensboro Revenue, General,		
Refunding, Series A, 5.00%, 4/01/36	5,000,000	5,719,000
Series A, Assured Guaranty, 5.00%, 4/01/34	1,000,000	1,137,590
University of North Carolina at Wilmington COP, Student Housing Project,		
Assured Guaranty, 5.00%, 6/01/32	5,000,000	5,501,000
NATL RE, FGIC Insured, 5.00%, 6/01/26	1,655,000	1,779,588
NATL RE, FGIC Insured, 5.00%, 6/01/27	1,740,000	1,863,958
NATL RE, FGIC Insured, 5.00%, 6/01/29	1,915,000	2,038,862
NATL RE, FGIC Insured, 5.00%, 6/01/37	11,350,000	11,908,306
University of North Carolina System Revenue,		
2011, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/27	290,000	290,963
2012, Series C, AMBAC Insured, 5.00%, 4/01/29	595,000	623,947
2012, Series C, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/29	1,155,000	1,238,795
Series A, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/27	1,810,000	1,816,023
Series A, Assured Guaranty, 5.00%, 10/01/33	5,000,000	5,574,500
Series A, NATL Insured, 5.00%, 10/01/33	2,000,000	2,169,680
Series C, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/29	750,000	805,028
Wake County GO,		
Limited Obligation Bonds, Series 2009, 5.00%, 6/01/36	5,000,000	5,777,050
Refunding, Series C, 5.00%, 3/01/25	10,000,000	13,209,300
Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co. Project, Refunding, 5.375%, 2/01/17	8,000,000	8,104,640
Wake County Revenue, 5.00%,		
1/01/33	10,820,000	12,540,272
1/01/37	12,000,000	13,684,680
Western Carolina University Research and Development Corp. COP, Western Carolina University Student Housing Project, Assured Guaranty, 5.00%, 6/01/39	5,000,000	5,402,650
Wilkes County COP, NATL Insured, 5.00%,		
6/01/31	4,295,000	4,589,981
6/01/36	6,085,000	6,441,094
Wilmington COP,		
AMBAC Insured, Pre-Refunded, 5.00%, 9/01/29	1,000,000	1,092,370
Refunding, Series A, AMBAC Insured, 5.00%, 6/01/32	5,310,000	5,666,036
Series A, 5.00%, 6/01/33	6,000,000	6,621,120
Series A, 5.00%, 6/01/38	7,625,000	8,309,496
Wilmington Storm Water Fee Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/33	1,000,000	1,092,730
Wilmington Water and Sewer System Revenue, Refunding, AGMC Insured, 5.00%, 6/01/34	3,565,000	3,744,070

138 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
North Carolina (continued)		
Wilson COP, Public Facilities Project, Assured Guaranty, 5.00%, 5/01/33	$ 3,000,000	$ 3,311,370
Winston-Salem Water and Sewer System Revenue,		
5.00%, 6/01/39	5,000,000	5,861,650
Refunding, Series A, 5.00%, 6/01/32	7,590,000	8,650,627
		1,164,031,243
U.S. Territories 15.4%		
Puerto Rico 15.0%		
Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding, 5.50%, 5/15/39	5,000,000	5,010,050
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A, 6.00%, 7/01/38	2,100,000	2,221,002
Puerto Rico Commonwealth GO,		
Public Improvement, Refunding, AGMC Insured, 5.125%, 7/01/30	2,205,000	2,206,985
Public Improvement, Refunding, Series A, 5.50%, 7/01/32	5,000,000	5,369,550
Public Improvement, Refunding, Series A, 5.75%, 7/01/41	5,000,000	5,253,500
Public Improvement, Refunding, Series B, 6.00%, 7/01/39	10,000,000	10,835,100
Public Improvement, Series A, 5.125%, 7/01/31	3,265,000	3,269,440
Public Improvement, Series A, 5.25%, 7/01/37	5,000,000	5,110,550
Series A, 5.00%, 7/01/26	8,050,000	8,381,338
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,		
Refunding, Series A, NATL Insured, 5.00%, 7/01/38	20,000	20,007
Refunding, Series H, 5.00%, 7/01/35	1,365,000	1,374,173
Series D, AGMC Insured, 5.00%, 7/01/32	2,765,000	2,767,101
Series H, Pre-Refunded, 5.00%, 7/01/35	2,790,000	2,900,540
Series H, Pre-Refunded, 5.00%, 7/01/35	125,000	129,899
Puerto Rico Electric Power Authority Power Revenue,		
Series NN, NATL Insured, Pre-Refunded, 5.00%, 7/01/32	5,000,000	5,195,950
Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35	3,000,000	3,388,320
Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30	1,000,000	1,129,440
Series TT, 5.00%, 7/01/32	8,100,000	8,336,844
Series WW, 5.25%, 7/01/33	6,500,000	6,835,010
Series WW, 5.50%, 7/01/38	6,700,000	7,127,326
Series XX, 5.25%, 7/01/40	30,510,000	31,655,956
Puerto Rico Infrastructure Financing Authority Revenue, Ports Authority Project, Series B, 5.25%, 12/15/26	5,000,000	5,297,000
Puerto Rico PBA Guaranteed Revenue, Government Facilities,		
Refunding, Series N, 5.00%, 7/01/32	10,000,000	10,248,700
Refunding, Series P, 6.75%, 7/01/36	5,000,000	5,774,500
Series I, 5.00%, 7/01/36	2,405,000	2,416,448
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,		
Series A, 5.375%, 8/01/39	20,000,000	21,468,000
Series A, 5.50%, 8/01/42	5,750,000	6,205,975
Series A, 6.00%, 8/01/42	45,750,000	51,248,692
Series C, 5.50%, 8/01/40	5,000,000	5,426,100
		226,603,496

Semiannual Report | 139

140 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 141

Franklin Tax-Free Trust

Financial Highlights *(continued)*

Franklin Virginia Tax-Free Income Fund

Class C	Six Months Ended August 31, 2012 (unaudited)	Year Ended February 28, 2012[a]	2011	2010	2009	2008[a]
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$12.26	$11.32	$11.77	$11.08	$11.24	$11.97
Income from investment operations[b]:						
Net investment income[c]	0.19	0.42	0.42	0.43	0.43	0.43
Net realized and unrealized gains (losses)	0.17	0.94	(0.45)	0.68	(0.18)	(0.74)
Total from investment operations	0.36	1.36	(0.03)	1.11	0.25	(0.31)
Less distributions from net investment income	(0.19)	(0.42)	(0.42)	(0.42)	(0.41)	(0.42)
Redemption fees[d]	—	—	—	—	—[e]	—[e]
Net asset value, end of period	$12.43	$12.26	$11.32	$11.77	$11.08	$11.24
Total return[f]	2.98%	12.25%	(0.33)%	10.18%	2.30%	(2.65)%
Ratios to average net assets[g]						
Expenses	1.18%	1.19%	1.19%	1.20%	1.21%	1.21%
Net investment income	3.09%	3.59%	3.56%	3.72%	3.87%	3.63%
Supplemental data						
Net assets, end of period (000's)	$160,559	$143,242	$123,765	$119,921	$73,493	$60,372
Portfolio turnover rate	5.46%	11.58%	16.44%	6.08%	8.75%	18.28%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[g]Ratios are annualized for periods less than one year.

142 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 143

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited)

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 97.9%		
Virginia 76.8%		
Arlington County GO, Refunding, Series A, 5.00%, 8/01/24	$10,000,000	$ 12,703,400
Bristol Utility System Revenue, AGMC Insured, ETM, 5.00%, 7/15/21	1,245,000	1,501,283
Capital Region Airport Commission Airport Revenue, AGMC Insured, 5.00%,		
7/01/31	2,000,000	2,217,680
7/01/38	5,895,000	6,401,911
Caroline County IDA Lease Revenue, AMBAC Insured, 5.125%, 6/15/34	1,000,000	1,010,990
Charlotte County IDA Hospital Revenue, Halifax Regional Hospital Inc., 5.00%, 9/01/37	2,500,000	2,584,575
Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,		
7/15/19	2,150,000	2,156,192
7/15/32	8,000,000	8,004,000
Chesterfield County EDA, PCR, Virginia Electric and Power Company Project, Refunding, Series A, 5.00%, 5/01/23	5,000,000	5,828,250
Chesterfield County EDA Revenue, Bon Secours Health System Inc.,		
Series C-1, AGMC Insured, 5.00%, 11/01/42	2,250,000	2,419,695
Series C-2, Assured Guaranty, 5.00%, 11/01/42	8,000,000	8,603,360
Dinwiddie County IDA Lease Revenue, Series B, NATL Insured, Pre-Refunded, 5.00%, 2/15/30	1,410,000	1,505,048
Fairfax County EDA Revenue, National Wildlife Federation Project, NATL Insured, 5.375%, 9/01/29	8,000,000	8,015,040
Fairfax County EDA Transportation District Improvement Revenue, Silver Line Phase I Project, 5.00%, 4/01/36	10,000,000	11,244,200
Fairfax County GO,		
Refunding, Series B, 5.00%, 4/01/24	10,000,000	13,108,800
Series A, 4.00%, 4/01/30	10,880,000	11,983,232
Fairfax County IDAR, Health Care, Inova Health System Project,		
Refunding, Series C, 5.00%, 5/15/25	3,500,000	4,049,990
Series A, 5.50%, 5/15/35	10,000,000	11,433,400
Series A, 5.00%, 5/15/40	5,000,000	5,559,550
Front Royal and Warren County IDA Lease Revenue, Series B, AGMC Insured, Pre-Refunded, 5.00%,		
4/01/29	5,115,000	5,487,647
4/01/35	6,000,000	6,440,220
Greater Richmond Convention Center Authority Hotel Tax Revenue, Refunding, NATL Insured, 5.00%, 6/15/30	6,000,000	6,330,060
Hampton Convention Center Revenue, AMBAC Insured, Pre-Refunded,		
5.25%, 1/15/23	3,000,000	3,054,120
5.125%, 1/15/28	2,605,000	2,650,822
5.00%, 1/15/35	7,600,000	7,730,340
Hampton Roads Sanitation District Wastewater Revenue,		
5.00%, 4/01/33	10,000,000	11,314,300
5.00%, 11/01/34	3,000,000	3,448,080
Refunding, 5.00%, 4/01/38	16,000,000	17,829,440
Harrisonburg IDAR, Hospital Facilities, Rockingham Memorial Hospital, AMBAC Insured, 5.00%,		
8/15/42	8,095,000	8,516,911
8/15/46	15,000,000	15,720,000
Hopewell Sewer System Revenue, Refunding, Series A, 5.00%, 7/15/42	4,850,000	5,411,533

144 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Virginia (continued)		
King George County IDA Lease Revenue, AGMC Insured, Pre-Refunded, 5.00%, 3/01/32	$ 3,595,000	$ 3,844,781
Lexington IDA Educational Facilities Revenue, VMI Development Board Inc. Project, Series C, 5.00%, 12/01/36	5,000,000	5,657,700
Loudoun County Sanitation Authority Water and Sewer Revenue,		
5.00%, 1/01/33	4,045,000	4,297,732
Pre-Refunded, 5.00%, 1/01/33	11,015,000	12,199,884
Manassas Park GO, Series A, Assured Guaranty, 5.00%, 4/01/29	5,545,000	6,087,190
Middle River Regional Jail Authority Jail Facility Revenue, NATL Insured, 5.00%, 5/15/28	1,000,000	1,045,600
Montgomery County EDA Revenue, Virginia Tech Foundation, Refunding, Series A, 4.25%, 6/01/36	5,000,000	5,322,550
Montgomery County IDA Public Facilities Lease Revenue, Public Projects, 5.00%, 2/01/29	6,500,000	7,225,985
Newport News EDA, EDR, Series A, 5.00%, 1/15/31	5,870,000	6,393,134
Norfolk GO, Capital Improvement, Refunding, Series C, 5.00%, 10/01/42	5,000,000	5,706,000
Northwestern Regional Jail Authority Jail Facilities Revenue, NATL Insured, 5.00%, 7/01/33	2,600,000	2,782,416
Patrick County EDA Lease Revenue, School Projects, Assured Guaranty, 5.25%, 3/01/39	6,435,000	7,032,940
Pittsylvania County School GO, Series B, 5.75%, 2/01/30	5,800,000	6,800,094
Portsmouth GO, Public Utility, Refunding, Series A, 5.00%, 7/15/41	10,000,000	11,649,100
Prince William County GO, Public Improvement, Refunding, Series A, 5.00%,		
8/01/26	1,190,000	1,575,453
8/01/27	1,025,000	1,366,356
Prince William County IDA Revenue, George Mason University Foundation, Prince William Life Sciences Lab LLC Project, Series AA, 5.125%, 9/01/41	3,200,000	3,507,456
Prince William County Service Authority Water and Sewer System Revenue, Refunding, 5.00%, 7/01/32	1,750,000	1,862,910
Richmond City GO, Public Improvement, Series A, 5.00%, 3/01/32	4,000,000	4,769,080
Richmond Public Utility Revenue,		
AGMC Insured, 5.00%, 1/15/35	3,500,000	3,667,895
Refunding, 5.00%, 1/15/35	11,495,000	13,051,308
Riverside Regional Jail Authority Jail Facility Revenue, NATL Insured, 5.00%,		
7/01/28	7,000,000	7,656,460
7/01/32	22,000,000	23,815,880
Roanoke County EDA Lease Revenue, Public Facility Projects, Assured Guaranty, 5.125%, 10/15/37	10,000,000	11,060,100
Roanoke EDA Hospital Revenue, Carilion Clinic Obligated Group, Refunding, 5.00%, 7/01/33	10,615,000	11,619,497
Roanoke IDA Hospital Revenue, Carilion Health System, Series B,		
AGMC Insured, 5.00%, 7/01/38	3,950,000	4,207,303
Assured Guaranty, Pre-Refunded, 5.00%, 7/01/38	50,000	63,287
Smyth County GO, Public Improvement, Series A, 5.00%, 11/01/31	4,145,000	4,793,278
Stafford County and Staunton IDAR, Virginia Municipal League Assn. of Counties Finance Program,		
Series A, NATL Insured, 5.25%, 8/01/31	5,000,000	5,207,050
Series C, NATL Insured, 5.00%, 8/01/35	7,735,000	8,069,771
XLCA Insured, 5.00%, 8/01/37	3,985,000	4,141,531
Stafford County EDA Hospital Facilities Revenue, Medicorp Health System Obligated Group, 5.25%, 6/15/37	5,000,000	5,186,500

Semiannual Report | 145

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Virginia (continued)		
Suffolk GO, Refunding, 5.00%,		
6/01/24	$ 2,000,000	$ 2,453,500
6/01/25	1,500,000	1,829,445
6/01/28	1,000,000	1,202,030
2/01/41	10,000,000	11,435,500
6/01/42	12,560,000	14,414,986
University of Virginia Revenue,		
General, 5.00%, 6/01/37	8,935,000	9,490,132
General, Refunding, 5.00%, 9/01/31	1,275,000	1,555,347
General, Refunding, 5.00%, 6/01/40	17,750,000	19,865,267
Series B, 5.00%, 6/01/33	2,020,000	2,054,603
Series B, Pre-Refunded, 5.00%, 6/01/33	11,980,000	12,404,571
Virginia Beach Development Authority Public Facility Revenue, 5.00%, 7/15/27	5,635,000	6,319,427
Virginia College Building Authority Educational Facilities Revenue,		
Liberty University Projects, 5.25%, 3/01/29	2,860,000	3,330,270
Liberty University Projects, 5.00%, 3/01/41	26,855,000	29,580,514
Public Higher Education Financing Program, Series A, 5.00%, 9/01/33	4,010,000	4,549,826
Virginia Commonwealth Transportation Board Transportation Revenue, Capital Projects,		
4.00%, 5/15/29	5,205,000	5,700,568
5.00%, 5/15/34	5,000,000	5,847,450
Virginia Port Authority Port Facilities Revenue,		
NATL Insured, 4.75%, 7/01/28	1,500,000	1,531,365
Refunding, 5.00%, 7/01/40	6,000,000	6,660,600
Virginia Small Business Financing Authority Healthcare Facilities Revenue, Sentara Healthcare, Refunding, 5.00%, 11/01/40	23,000,000	25,525,860
Virginia State HDA Commonwealth Mortgage Revenue, Series E, 6.375%, 1/01/36	9,815,000	10,810,535
Virginia State HDA Revenue, Rental Housing,		
Series B, 5.625%, 6/01/39	7,240,000	7,883,636
Series B, 5.00%, 6/01/45	3,050,000	3,218,238
Series E, 5.00%, 10/01/44	6,540,000	7,000,154
Series F, 5.05%, 12/01/44	12,125,000	12,781,690
Series F, 5.00%, 4/01/45	2,125,000	2,235,946
Virginia State PBA Public Facilities Revenue, Series A, 5.00%, 8/01/31	10,000,000	11,870,000
Virginia State Public School Authority Revenue, School Financing, 1997 Resolution,		
Refunding, Series A, 5.00%, 8/01/25	10,000,000	12,479,100
Series B, 5.00%, 8/01/25	3,505,000	4,373,925
Series B, 5.00%, 8/01/28	3,550,000	4,341,615
Virginia State Public School Authority Special Obligation Fluvanna County Revenue, School Financing, 6.00%, 12/01/32	5,000,000	6,203,350
Virginia State Resources Authority Infrastructure Revenue,		
St. Moral Virginia Pooled Financing Program, Series B, 5.00%, 11/01/41	9,410,000	10,947,123
Virginia Pooled Financing Program, Senior Series, 5.00%, 11/01/33	2,745,000	2,848,569
Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/31	5,000,000	5,577,850
Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/36	4,915,000	5,368,212
Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/38	1,600,000	1,800,512
Virginia Pooled Financing Program, Senior Series B, 5.00%, 11/01/32	2,505,000	2,839,618
Virginia Pooled Financing Program, Senior Series, Pre-Refunded, 5.00%, 11/01/33	385,000	406,360
Virginia Pooled Financing Program, Series A, 5.00%, 11/01/42	23,000,000	26,977,620
Virginia Pooled, Senior Series, Pre-Refunded, 5.00%, 11/01/33	1,870,000	1,971,504

146 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2012 (unaudited) *(continued)*

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Virginia (continued)		
Virginia State Resources Authority Water and Sewer System Revenue, Goochland County, Tuckahoe Creek Service District Project, 5.00%, 11/01/35	$ 1,125,000	$ 1,142,078
Winchester IDA Hospital Revenue, Valley Health System Obligation, Series E, 5.625%, 1/01/44	3,350,000	3,744,228
		728,503,414
District of Columbia 7.3%		
Metropolitan Washington D.C. Airports Authority Airport System Revenue,		
Refunding, BHAC Insured, 5.00%, 10/01/29	3,000,000	3,449,640
Refunding, Series A, 5.00%, 10/01/35	12,000,000	13,579,920
Refunding, Series A, AGMC Insured, 5.00%, 10/01/32	10,000,000	10,587,500
Refunding, Series A, NATL RE, FGIC Insured, 5.00%, 10/01/25	1,000,000	1,031,360
Refunding, Series C, 5.125%, 10/01/34	6,450,000	7,159,887
Series B, FGIC Insured, Pre-Refunded, 5.25%, 10/01/32	6,655,000	6,678,426
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue, first senior lien, Series A,		
5.00%, 10/01/39	10,000,000	10,945,100
5.25%, 10/01/44	12,000,000	13,320,720
Washington Metropolitan Area Transit Authority Gross Revenue, Transit, Series A, 5.125%, 7/01/32	2,000,000	2,281,440
		69,033,993
U.S. Territories 13.8%		
Puerto Rico 13.8%		
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,		
6.00%, 7/01/38	1,100,000	1,163,382
Assured Guaranty, 5.00%, 7/01/28	7,000,000	7,498,680
Puerto Rico Commonwealth GO, Public Improvement,		
Refunding, Series B, 6.00%, 7/01/39	5,000,000	5,417,550
Series A, 5.125%, 7/01/28	5,000,000	5,254,750
Series A, 5.00%, 7/01/29	8,000,000	8,154,080
Series A, 5.125%, 7/01/31	2,315,000	2,318,148
Series A, 5.00%, 7/01/33	900,000	906,408
Series A, 6.00%, 7/01/38	5,000,000	5,433,150
Series A, Pre-Refunded, 5.00%, 7/01/33	1,100,000	1,143,109
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y, Pre-Refunded, 5.50%, 7/01/36	4,500,000	5,363,325
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series G,		
5.00%, 7/01/33	1,685,000	1,696,997
Pre-Refunded, 5.00%, 7/01/33	10,000	10,388
Pre-Refunded, 5.00%, 7/01/33	3,305,000	3,435,944
Puerto Rico Electric Power Authority Power Revenue,		
Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35	3,000,000	3,388,320
Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30	1,000,000	1,129,440
Series TT, 5.00%, 7/01/32	10,000,000	10,292,400
Series WW, 5.50%, 7/01/38	6,700,000	7,127,326
Series XX, 5.25%, 7/01/40	8,400,000	8,715,504
Puerto Rico Municipal Finance Agency GO, Series A, AGMC Insured, 5.00%, 8/01/27	2,530,000	2,532,378

Semiannual Report | 147

See Abbreviations on page 175.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

148 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Tax-Free Trust

Financial Statements

Statements of Assets and Liabilities

August 31, 2012 (unaudited)

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund
Assets:			
Investments in securities:			
Cost	$312,703,284	$1,075,917,333	$553,021,706
Value	$333,581,232	$1,160,254,604	$602,003,809
Cash	4,378,123	29,753	682,924
Receivables:			
Investment securities sold	701,873	—	—
Capital shares sold	305,720	1,124,300	982,234
Interest	3,985,102	14,349,364	6,017,357
Other assets	53	198	92
Total assets	342,952,103	1,175,758,219	609,686,416
Liabilities:			
Payables:			
Investment securities purchased	14,992,571	—	—
Capital shares redeemed	441,651	3,195,540	1,400,686
Affiliates	202,872	631,507	373,132
Distributions to shareholders	212,952	991,129	310,626
Accrued expenses and other liabilities	25,073	116,001	49,257
Total liabilities	15,875,119	4,934,177	2,133,701
Net assets, at value	$327,076,984	$1,170,824,042	$607,552,715
Net assets consist of:			
Paid-in capital	$305,899,391	$1,082,575,193	$563,249,198
Undistributed net investment income (distributions in excess of net investment income)	(44,613)	(298,074)	172,551
Net unrealized appreciation (depreciation)	20,877,948	84,337,271	48,982,103
Accumulated net realized gain (loss)	344,258	4,209,652	(4,851,137)
Net assets, at value	$327,076,984	$1,170,824,042	$607,552,715
Class A:			
Net assets, at value	$266,597,317	$1,041,942,466	$460,618,475
Shares outstanding	22,350,126	86,770,461	36,103,648
Net asset value per share[a]	$11.93	$12.01	$12.76
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.46	$12.54	$13.33
Class B:			
Net assets, at value		$ 2,254,116	
Shares outstanding		186,133	
Net asset value and maximum offering price per share[a]		$12.11	
Class C:			
Net assets, at value	$ 60,479,667	$ 126,627,460	$146,934,240
Shares outstanding	5,016,621	10,369,808	11,379,065
Net asset value and maximum offering price per share[a]	$12.06	$12.21	$12.91

[a] Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Franklin Tax-Free Trust

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

August 31, 2012 (unaudited)

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund
Assets:			
Investments in securities:			
Cost	$192,677,021	$463,283,411	$666,816,984
Value	$207,255,305	$498,122,506	$708,479,604
Cash	540,238	120,077	3,139,609
Receivables:			
Investment securities sold	—	—	11,080,978
Capital shares sold	341,453	942,947	1,850,093
Interest	2,297,834	5,671,173	7,085,952
Other assets	32	77	114
Total assets	210,434,862	504,856,780	731,636,350
Liabilities:			
Payables:			
Investment securities purchased	—	1,050,120	4,005,744
Capital shares redeemed	408,322	666,053	1,218,995
Affiliates	117,756	296,783	439,846
Distributions to shareholders	117,343	167,115	398,731
Accrued expenses and other liabilities	27,466	50,016	56,113
Total liabilities	670,887	2,230,087	6,119,429
Net assets, at value	$209,763,975	$502,626,693	$725,516,921
Net assets consist of:			
Paid-in capital	$196,231,761	$470,346,816	$686,426,950
Undistributed net investment income (distributions in excess of net investment income)	50,355	(105,598)	216,723
Net unrealized appreciation (depreciation)	14,578,284	34,839,095	41,662,620
Accumulated net realized gain (loss)	(1,096,425)	(2,453,620)	(2,789,372)
Net assets, at value	$209,763,975	$502,626,693	$725,516,921
Class A:			
Net assets, at value	$209,763,975	$412,658,143	$530,257,180
Shares outstanding	17,697,049	34,237,383	44,063,458
Net asset value per share[a]	$11.85	$12.05	$12.03
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.38	$12.58	$12.56
Class C:			
Net assets, at value		$ 89,968,550	$167,747,896
Shares outstanding		7,368,823	13,716,019
Net asset value and maximum offering price per share[a]		$12.21	$12.23
Advisor Class:			
Net assets, at value			$ 27,511,845
Shares outstanding			2,285,013
Net asset value and maximum offering price per share			$12.04

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Franklin Tax-Free Trust

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

August 31, 2012 (unaudited)

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund
Assets:			
Investments in securities:			
Cost	$1,293,378,465	$1,391,489,155	$873,891,739
Value	$1,384,141,417	$1,500,415,379	$937,463,836
Cash	57,523	1,338,800	330,549
Receivables:			
Investment securities sold	1,048,233	—	—
Capital shares sold	3,610,835	3,128,599	2,248,846
Interest	14,294,425	16,231,034	10,247,622
Other assets	211	235	151
Total assets	1,403,152,644	1,521,114,047	950,291,004
Liabilities:			
Payables:			
Capital shares redeemed	2,615,959	4,746,280	1,172,417
Affiliates	762,477	875,433	538,673
Distributions to shareholders	686,387	746,574	395,784
Accrued expenses and other liabilities	77,303	112,277	83,274
Total liabilities	4,142,126	6,480,564	2,190,148
Net assets, at value	$1,399,010,518	$1,514,633,483	$948,100,856
Net assets consist of:			
Paid-in capital	$1,310,761,429	$1,409,657,968	$888,281,644
Distributions in excess of net investment income	(278,709)	(566,870)	(81,112)
Net unrealized appreciation (depreciation)	90,762,952	108,926,224	63,572,097
Accumulated net realized gain (loss)	(2,235,154)	(3,383,839)	(3,671,773)
Net assets, at value	$1,399,010,518	$1,514,633,483	$948,100,856
Class A:			
Net assets, at value	$1,115,262,867	$1,120,407,571	$750,834,460
Shares outstanding	87,406,452	86,455,651	61,230,947
Net asset value per share[a]	$12.76	$12.96	$12.26
Maximum offering price per share (net asset value per share ÷ 95.75%)	$13.33	$13.54	$12.80
Class C:			
Net assets, at value	$ 200,952,341	$ 316,122,469	$160,558,899
Shares outstanding	15,622,452	24,073,469	12,919,442
Net asset value and maximum offering price per share[a]	$12.86	$13.13	$12.43
Advisor Class:			
Net assets, at value	$ 82,795,310	$ 78,103,443	$ 36,707,497
Shares outstanding	6,485,277	6,027,100	2,993,202
Net asset value and maximum offering price per share	$12.77	$12.96	$12.26

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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Franklin Tax-Free Trust

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-four separate funds, nine of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

160 | Semiannual Report

Franklin Tax-Free Trust

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

The Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2012, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are

Semiannual Report | 161

Franklin Tax-Free Trust

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Security Transactions, Investment Income, Expenses and Distributions (continued)

included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There is no guarantee the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

162 | Semiannual Report

Franklin Tax-Free Trust

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2012, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

Semiannual Report | 163

Franklin Tax-Free Trust

Notes to Financial Statements (unaudited) *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Alabama Tax-Free Income Fund		Franklin Florida Tax-Free Income Fund	
	Shares	Amount	Shares	Amount
Class C Shares:				
Six Months ended August 31, 2012				
Shares sold	665,181	$ 7,920,720	1,239,191	$ 15,018,923
Shares issued in reinvestment of distributions	54,537	650,199	149,432	1,811,452
Shares redeemed	(296,130)	(3,527,694)	(656,387)	(7,953,851)
Net increase (decrease)	423,588	$ 5,043,225	732,236	$ 8,876,524
Year ended February 29, 2012				
Shares sold	848,301	$ 9,669,844	1,041,621	$ 12,251,710
Shares issued in reinvestment of distributions	105,774	1,194,877	297,874	3,468,084
Shares redeemed	(757,939)	(8,560,693)	(1,671,430)	(19,356,044)
Net increase (decrease)	196,136	$ 2,304,028	(331,935)	$ (3,636,250)

	Franklin Georgia Tax-Free Income Fund		Franklin Kentucky Tax-Free Income Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Six Months ended August 31, 2012				
Shares sold	3,780,687	$ 47,518,664	1,858,781	$ 21,775,174
Shares issued in reinvestment of distributions	531,531	6,689,888	267,495	3,132,886
Shares redeemed	(2,253,749)	(28,336,121)	(799,258)	(9,363,947)
Net increase (decrease)	2,058,469	$ 25,872,431	1,327,018	$ 15,544,113
Year ended February 29, 2012				
Shares sold	6,515,630	$ 78,628,422	2,293,718	$ 25,750,714
Shares issued in reinvestment of distributions	1,051,993	12,597,969	516,391	5,771,488
Shares redeemed	(5,074,498)	(60,302,279)	(3,379,656)	(37,440,041)
Net increase (decrease)	2,493,125	$ 30,924,112	(569,547)	$ (5,917,839)
Class C Shares:				
Six Months ended August 31, 2012				
Shares sold	1,547,576	$ 19,723,344		
Shares issued in reinvestment of distributions	135,924	1,731,264		
Shares redeemed	(546,063)	(6,939,494)		
Net increase (decrease)	1,137,437	$ 14,515,114		
Year ended February 29, 2012				
Shares sold	2,154,054	$ 26,407,327		
Shares issued in reinvestment of distributions	267,656	3,242,371		
Shares redeemed	(1,347,799)	(16,203,592)		
Net increase (decrease)	1,073,911	$ 13,446,106

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Notes to Financial Statements (unaudited) *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Louisiana Tax-Free Income Fund		Franklin Maryland Tax-Free Income Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Six Months ended August 31, 2012				
Shares sold	3,755,875	$ 44,716,393	3,484,221	$ 41,637,819
Shares issued in reinvestment of distributions	575,142	6,850,075	711,134	8,490,409
Shares redeemed	(2,375,553)	(28,198,999)	(2,838,111)	(33,877,857)
Net increase (decrease)	1,955,464	$ 23,367,469	1,357,244	$ 16,250,371
Year ended February 29, 2012				
Shares sold	6,081,395	$ 69,847,708	4,223,194	$ 48,308,253
Shares issued in reinvestment of distributions	1,114,456	12,699,471	1,363,964	15,531,395
Shares redeemed	(4,540,767)	(51,402,066)	(6,125,846)	(68,960,403)
Net increase (decrease)	2,655,084	$ 31,145,113	(538,688)	$ (5,120,755)
Class C Shares:				
Six Months ended August 31, 2012				
Shares sold	1,099,489	$ 13,255,741	1,441,733	$ 17,490,912
Shares issued in reinvestment of distributions	98,808	1,192,044	185,409	2,249,405
Shares redeemed	(324,553)	(3,916,231)	(796,405)	(9,666,441)
Net increase (decrease)	873,744	$ 10,531,554	830,737	$ 10,073,876
Year ended February 29, 2012				
Shares sold	1,334,698	$ 15,575,894	2,165,187	$ 25,211,724
Shares issued in reinvestment of distributions	181,891	2,099,086	355,367	4,107,583
Shares redeemed	(865,121)	(9,877,057)	(2,608,458)	(29,882,550)
Net increase (decrease)	651,468	$ 7,797,923	(87,904)	$ (563,243)
Advisor Class Shares:				
Six Months ended August 31, 2012				
Shares sold			867,142	$ 10,361,868
Shares issued in reinvestment of distributions			14,648	175,334
Shares redeemed			(168,677)	(2,018,412)
Net increase (decrease)			713,113	$ 8,518,790
Year ended February 29, 2012				
Shares sold			1,156,542	$ 13,367,172
Shares issued in reinvestment of distributions			11,556	132,790
Shares redeemed			(168,646)	(1,897,695)
Net increase (decrease)			999,452	$ 11,602,267

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Notes to Financial Statements (unaudited) *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Missouri Tax-Free Income Fund		Franklin North Carolina Tax-Free Income Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Six Months ended August 31, 2012				
Shares sold	9,304,628	$ 117,582,504	7,975,915	$ 102,381,762
Shares issued in reinvestment of distributions	1,357,362	17,163,141	1,364,514	17,519,063
Shares redeemed	(4,744,987)	(59,956,933)	(4,677,456)	(60,033,422)
Net increase (decrease)	5,917,003	$ 74,788,712	4,662,973	$ 59,867,403
Year ended February 29, 2012				
Shares sold	14,056,490	$ 170,805,924	12,425,973	$ 152,558,512
Shares issued in reinvestment of distributions	2,594,812	31,323,277	2,604,942	31,865,435
Shares redeemed	(11,786,596)	(141,413,125)	(12,107,327)	(146,470,526)
Net increase (decrease)	4,864,706	$ 60,716,076	2,923,588	$ 37,953,421
Class C Shares:				
Six Months ended August 31, 2012				
Shares sold	2,500,414	$ 31,858,931	3,505,697	$ 45,600,965
Shares issued in reinvestment of distributions	199,443	2,542,438	293,757	3,821,182
Shares redeemed	(803,382)	(10,243,077)	(1,354,023)	(17,588,950)
Net increase (decrease)	1,896,475	$ 24,158,292	2,445,431	$ 31,833,197
Year ended February 29, 2012				
Shares sold	3,518,727	$ 43,248,580	4,302,309	$ 53,665,351
Shares issued in reinvestment of distributions	348,664	4,243,206	541,383	6,707,066
Shares redeemed	(1,660,589)	(19,984,288)	(3,218,616)	(39,446,584)
Net increase (decrease)	2,206,802	$ 27,507,498	1,625,076	$ 20,925,833
Advisor Class Shares:				
Six Months ended August 31, 2012				
Shares sold	1,338,719	$ 16,929,023	1,338,086	$ 17,163,715
Shares issued in reinvestment of distributions	76,602	969,466	77,293	992,655
Shares redeemed	(272,940)	(3,449,200)	(347,516)	(4,467,689)
Net increase (decrease)	1,142,381	$ 14,449,289	1,067,863	$ 13,688,681
Year ended February 29, 2012				
Shares sold	2,502,222	$ 30,364,293	3,686,364	$ 44,318,065
Shares issued in reinvestment of distributions	87,490	1,068,755	99,346	1,223,383
Shares redeemed	(498,300)	(5,992,686)	(758,206)	(9,194,062)
Net increase (decrease)	2,091,412	$ 25,440,362	3,027,504	$ 36,347,386

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Notes to Financial Statements (unaudited) *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Virginia Tax-Free Income Fund	
	Shares	Amount
Class A Shares:		
Six Months ended August 31, 2012		
Shares sold	5,133,128	$ 62,262,672
Shares issued in reinvestment of distributions	977,962	11,868,105
Shares redeemed	(3,192,017)	(38,696,953)
Net increase (decrease)	2,919,073	$ 35,433,824
Year ended February 29, 2012		
Shares sold	8,162,307	$ 95,522,977
Shares issued in reinvestment of distributions	1,936,347	22,571,303
Shares redeemed	(9,693,975)	(112,044,732)
Net increase (decrease)	404,679	$ 6,049,548
Class C Shares:		
Six Months ended August 31, 2012		
Shares sold	1,727,542	$ 21,247,480
Shares issued in reinvestment of distributions	173,906	2,139,019
Shares redeemed	(662,601)	(8,150,639)
Net increase (decrease)	1,238,847	$ 15,235,860
Year ended February 29, 2012		
Shares sold	2,191,114	$ 26,070,579
Shares issued in reinvestment of distributions	339,134	4,003,614
Shares redeemed	(1,779,609)	(20,845,804)
Net increase (decrease)	750,639	$ 9,228,389
Advisor Class Shares:		
Six Months ended August 31, 2012		
Shares sold	683,166	$ 8,276,577
Shares issued in reinvestment of distributions	38,614	468,896
Shares redeemed	(220,672)	(2,680,193)
Net increase (decrease)	501,108	$ 6,065,280
Year ended February 29, 2012		
Shares sold	1,897,264	$ 21,687,498
Shares issued in reinvestment of distributions	52,070	610,090
Shares redeemed	(443,683)	(5,137,113)
Net increase (decrease)	1,505,651	$ 17,160,475

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Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds’ shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the funds’ Class B and C compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class.

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Notes to Financial Statements (unaudited) *(continued)*

3. Transactions with Affiliates *(continued)*

c. Distribution Fees *(continued)*

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund	Franklin Kentucky Tax-Free Income Fund
Reimbursement Plans:				
Class A	0.10%	0.10%	0.10%	0.10%
Compensation Plans:				
Class B	—	0.65%	—	—
Class C	0.65%	0.65%	0.65%	—

	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund
Reimbursement Plans:					
Class A	0.10%	0.10%	0.10%	0.10%	0.10%
Compensation Plans:					
Class C	0.65%	0.65%	0.65%	0.65%	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund
Sales charges retained net of commissions paid to unaffiliated broker/dealers	$ 52,665	$128,824	$110,577
CDSC retained	$ 2,120	$ 7,100	$ 12,455

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund
Sales charges retained net of commissions paid to unaffiliated broker/dealers	$ 59,983	$156,129	$ 97,246
CDSC retained	$ 3,483	$ 3,062	$ 7,643

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Franklin Tax-Free Trust

Notes to Financial Statements (unaudited) *(continued)*

4. Income Taxes *(continued)*

At February 29, 2012, the capital loss carryforwards were as follows:

	Franklin Georgia Tax-Free Income Fund	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund
Capital loss carryforwards subject to expiration:				
2013	$ 177,766	$ 253,770	$ 240,220	$ —
2014	51,012	65,408	—	—
2015	125,659	—	—	—
2016	414,407	107,105	—	—
2017	2,923,290	417,325	42,728	1,038,820
2018	—	—	782,096	205,848
Capital loss carryforwards not subject to expiration:				
Short term	528,278	322,825	1,089,160	1,779,000
Long term	843,281	—	517,418	1,348,064
Total capital loss carryforwards	$5,063,693	$1,166,433	$2,671,622	$4,371,732

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund
Capital loss carryforwards subject to expiration:			
2013	$1,384,535	$ —	$ —
2016	776,667	—	—
2018	760,455	16,085	1,530,757
2019	835	—	—
Capital loss carryforwards not subject to expiration:			
Short term	130,793	2,565,514	2,500,996
Long term	—	657,347	—
Total capital loss carryforwards	$3,053,285	$3,238,946	$4,031,753

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At February 29, 2012, the Franklin Alabama Tax-Free Income Fund and Franklin North Carolina Tax-Free Income Fund deferred post-October capital losses of $216,324 and $29,948, respectively.

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Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (continued)

At August 31, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended August 31, 2012, were as follows:

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state, U.S. territories, and the District of Columbia. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states, U.S. territories and the District of Columbia. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended August 31, 2012, the Funds did not use the Global Credit Facility.

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Notes to Financial Statements (unaudited) (continued)

8. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At August 31, 2012, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 2 inputs.

9. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

176 | Semiannual Report

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Account Fees and Services. Item 5. Audit Committee of Listed Registrants. Item 6. Schedule of Investments.	N-A N/A N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

2

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

3

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date October 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date October 26, 2012

By /s/GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date October 26, 2012

4